Filed electronically with the Securities and Exchange Commission on November 2, 2026
1933 Act File No. 002-21789
1940 Act File No. 811-01236
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No. ___
☐
Post-Effective Amendment No. 175
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 175
☒
Deutsche DWS Market Trust
(Exact Name of Registrant as Specified in Charter)
875 Third Avenue, New York, NY  10022-6225
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

John Millette
Vice President and Secretary
Deutsche DWS Market Trust
100 Summer Street
Boston, MA 02110-2146
(Name and Address of Agent for Service)
Copy to: John S. Marten Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601-1104
It is proposed that this filing will become effective (check appropriate box):
☐
Immediately upon filing pursuant to paragraph (b)
☐
On ____________ pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)
☐
On __________ pursuant to paragraph (a)
☐
75 days after filing pursuant to paragraph (a)(2)
☒
On January 19, 2027 pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
This Post-Effective Amendment contains the Prospectus and Statement of Additional Information relating to the following series of the Registrant:
■
Xtrackers Active Science & Technology Select ETF
■
Xtrackers Active Enhanced Core Equity ETF
■
Xtrackers Active Systematic Global Small Cap ETF
■
Xtrackers Active Short Duration Income ETF
This Post-Effective Amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant’s other series.

Prospectus
January 19, 2027

Xtrackers Active Science & Technology Select ETF
[Exchange]: XXXX

Xtrackers Active Enhanced Core Equity ETF
[Exchange]: XXXX

Xtrackers Active Systematic Global Small Cap ETF
[Exchange]: XXXX

Xtrackers Active Short Duration Income ETF
[Exchange]: XXXX
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers Active Science & Technology Select ETF

Ticker: [XXXX]	[Stock Exchange: EXCHANGE]
Investment Objective
The fund seeks growth of capital. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
Management fee	[X.XX]
Distribution/service (12b-1) fees	None
Other expenses[1]	None
Total annual fund operating expenses	[X.XX]
1Because the fund is new, “Other expenses” are based on estimated amounts for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$[XX]	$[XX]
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund’s performance.
Since the fund is newly offered, portfolio turnover information is not available.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of science and technology companies. Science and technology companies are (i) companies whose products, processes, or services, in the opinion of portfolio management, benefit, or are expected to benefit, from the use or commercial application of scientific or technological developments or discoveries; or (ii) companies that, in the opinion of portfolio management, utilize technology and/or science to significantly enhance their business opportunities. Such companies may include companies that, in the opinion of portfolio management, derive a competitive advantage by the application of scientific or technological developments or discoveries. For illustrative purposes, examples of the types of companies in which the fund expects to typically invest include software or hardware manufacturers that invest in developing and maintaining technology products or service offerings; service companies that provide technology service offerings; and biotech companies that invest in scientific research to develop treatments for diseases. Derivatives instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
Prospectus January 19, 2027	1	Xtrackers Active Science & Technology Select ETF

The fund normally expects to invest in a portfolio consisting of approximately 35-55 issuers, although this number can vary depending on market conditions. The fund may invest in companies of any size (including smaller capitalization companies) and may invest in initial public offerings. While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities, including emerging markets securities, (whether directly or in American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs)) and targets a range between 5% and 25% in foreign securities.
The fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. Portfolio management may favor securities from various industries and companies within the technology sector at different times.
The fund may also invest up to 20% of its total assets in debt securities.
Management process. In choosing securities, portfolio management uses a combination of three analytical disciplines:
Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.
Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Top-down analysis. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that they believe may benefit from changes in the overall business environment.
In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management generally considers environmental, social and governance (ESG) factors that it believes to be financially material.
Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use options contracts to manage risk relative to the fund’s benchmark and for active positioning.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position, cybersecurity incidents, financial leverage and labor and supply shortages. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Prospectus January 19, 2027

Xtrackers Active Science & Technology Select ETF

Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund’s performance.
Technology sector risk. The fund invests in common stocks of science and technology companies and will concentrate in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. The fund will therefore be susceptible to adverse economic, business, government regulatory and policy changes, and other occurrences affecting the technology sector and science and technology companies. In particular, science and technology companies are vulnerable to market saturation and rapid product obsolescence. Many science and technology companies operate under constantly changing fields and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Other investment risks associated with investing in science and technology securities include abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing
Prospectus January 19, 2027

Xtrackers Active Science & Technology Select ETF

consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they may lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Security selection and management risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters and there can be no guarantee that portfolio management’s investment techniques and risk analyses will produce the desired results.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash
Prospectus January 19, 2027

Xtrackers Active Science & Technology Select ETF

collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors that could impact expectations of future earnings. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Restricted securities risk. The fund may purchase securities that are subject to legal or contractual restriction on resale (“restricted securities”). The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. This investment practice, therefore, could increase the level of illiquidity of the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the securities will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and
Prospectus January 19, 2027

Xtrackers Active Science & Technology Select ETF

redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV are likely to widen.
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For
Prospectus January 19, 2027

Xtrackers Active Science & Technology Select ETF

example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
As of the date of this Prospectus, the fund has not yet commenced operations and therefore does not report its performance information. Once available, the fund’s performance information will be accessible on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance and by showing how the fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Daniel Fletcher, CFA, Managing Director and Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
Sebastian P. Werner, PhD, Managing Director and Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of [XXXX] shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with [XXXXX], the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus January 19, 2027

Xtrackers Active Science & Technology Select ETF

Xtrackers Active Enhanced Core Equity ETF

Ticker: [XXXX]	Stock Exchange: [EXCHANGE]
Investment Objective
The fund seeks long-term growth of capital, current income and growth of income. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
Management fee	[X.XX]
Distribution/service (12b-1) fees	None
Other expenses[1]	None
Total annual fund operating expenses	[X.XX]
1Because the fund is new, “Other expenses” are based on estimated amounts for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$[XX]	$
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund’s performance.
Since the fund is newly offered, portfolio turnover information is not available.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equities, mainly common stocks. Derivatives instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.
The fund may also invest in affiliated and unaffiliated exchange-traded funds (ETFs), including actively-managed and passively-managed ETFs. The fund may invest up to 5% of total assets in any single ETF with a maximum of 10% of total assets in ETFs in the aggregate.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify investments for the fund. The proprietary quantitative models used by portfolio management to construct the fund’s portfolio are research based and seek to identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for
Prospectus January 19, 2027	8	Xtrackers Active Enhanced Core Equity ETF

different industry groupings. Portfolio management intends to utilize internal research to implement certain risk, sector, or style tilts.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Portfolio management generally considers environmental, social and governance (ESG) factors that it believes to be financially material.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. From time to time, certain amounts of the fund’s assets may be invested in total return swap transactions, through which the fund and a swap counterparty will exchange the returns of a custom basket of both long and short positions selected using portfolio management’s proprietary quantitative models. Portfolio management may use total return swaps in seeking to enhance potential returns as well as for hedging. In addition, portfolio management may use options and futures contracts as a substitute for direct investment in a particular asset class. Portfolio management may also use put options for hedging and volatility management purposes.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position, cybersecurity incidents, financial leverage and labor and supply shortages. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact
Prospectus January 19, 2027

Xtrackers Active Enhanced Core Equity ETF

the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Security selection and management risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters and there can be no guarantee that portfolio management’s investment techniques and risk analyses will produce the desired results.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
ETF investment risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Prospectus January 19, 2027

Xtrackers Active Enhanced Core Equity ETF

Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Total return swaps used by the fund will be subject to the same derivatives risks described above. Because the total return swaps will be based on a custom basket of securities and other instruments, the total return swaps will be subject to the risks of those securities and other instruments that comprise the basket. The fund can lose money on a total return swap if the net value of the long and short positions selected by portfolio management decreases. Total return swaps may also be subject to risks arising from margin requirements and risks from mispricing or valuation complexity as well as operational and legal risks. If the fund has insufficient cash to meet daily margin or payment requirements, it may have to sell securities from its portfolio at a time when it is disadvantageous to do so. A total return swap may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to
Prospectus January 19, 2027

Xtrackers Active Enhanced Core Equity ETF

honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and
Prospectus January 19, 2027

Xtrackers Active Enhanced Core Equity ETF

other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
As of the date of this Prospectus, the fund has not yet commenced operations and therefore does not report its performance information. Once available, the fund’s performance information will be accessible on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance and by showing how the fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director and Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
Hiten Shah, Director and Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of [XXXX] shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with [XXXXX], the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus January 19, 2027

Xtrackers Active Enhanced Core Equity ETF

Xtrackers Active Systematic Global Small Cap ETF

Ticker: [XXXX]	Stock Exchange: [EXCHANGE]
Investment Objective
The fund seeks above-average capital appreciation over the long term. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
Management fee	[X.XX]
Distribution/service (12b-1) fees	None
Other expenses[1]	None
Total annual fund operating expenses	[X.XX]
1Because the fund is new, “Other expenses” are based on estimated amounts for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$[XX]	$[XX]
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund’s performance.
Since the fund is newly offered, portfolio turnover information is not available.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world. For purposes of the 80% investment policy, “small companies” are companies included in the S&P Developed SmallCap Index. As of December 31, 2026, the market capitalization of the S&P Developed SmallCap Index was between $[X.X] million and $[XX] billion. Derivatives instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
Portfolio management intends to invest at least 90% of the fund’s assets in securities from developed market countries (including the US) and may invest up to 10% of the fund’s assets in securities from non-developed market countries. The fund’s country-classification framework will be administered consistently with the fund’s benchmark index. Portfolio management determines a security’s country of issue based on factors it considers relevant, which may include the issuer’s country of organization, country of domicile, principal place of business, source of revenues or assets, and/or primary listing venue.
Prospectus January 19, 2027	14	Xtrackers Active Systematic Global Small Cap ETF

The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).
Management process. In choosing stocks, portfolio management uses systematic proprietary quantitative models to identify holdings for the fund. Systematic investing is an investment approach that follows predefined rules or models. The quantitative models are research based and seek to identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different regional industry groupings. The fund’s portfolio is constructed based on this systematic quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. The use of dynamic models allows the investment process to capture changing market factors which can impact the outcome of the portfolio rebalancing process.
Stocks identified using the quantitative models may, at the discretion of portfolio management, be further analyzed and may be excluded from the portfolio based upon additional fundamental considerations, such as fundamental analysts' ratings or the Advisor's environmental, social and governance (ESG) analysis, including when portfolio management believes a security has negative ESG risks and/or characteristics which might have a financially material impact on fund performance. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors and may focus on governance matters in particular. Such variations from the quantitative models are expected to be infrequent. Securities excluded on such discretion will be replaced by other securities identified using the quantitative models. Other equity investments are selected by portfolio management based on their risk and return profile which in turn points to their ability to help achieve the fund’s target risk and contribute to performance.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain desired portfolio characteristics.
All investment decisions are made within risk parameters set by portfolio management. Risk optimization may address beta, tracking error, sector and regional exposures, individual security weights, liquidity and turnover. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use put options for hedging and volatility management purposes.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position, cybersecurity incidents, financial leverage and labor and supply shortages. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may
Prospectus January 19, 2027

Xtrackers Active Systematic Global Small Cap ETF

drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes
Prospectus January 19, 2027

Xtrackers Active Systematic Global Small Cap ETF

in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Security selection and management risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters and there can be no guarantee that portfolio management’s investment techniques and risk analyses will produce the desired results.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable
Prospectus January 19, 2027

Xtrackers Active Systematic Global Small Cap ETF

to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is
Prospectus January 19, 2027

Xtrackers Active Systematic Global Small Cap ETF

open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV are likely to widen.
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
As of the date of this Prospectus, the fund has not yet commenced operations and therefore does not report its performance information. Once available, the fund’s performance information will be accessible on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance and by showing how the fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director and Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
Peter Barsa, Director and Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of [XXXX] shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with [XXXXX], the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Prospectus January 19, 2027

Xtrackers Active Systematic Global Small Cap ETF

Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus January 19, 2027

Xtrackers Active Systematic Global Small Cap ETF

Xtrackers Active Short Duration Income ETF

Ticker: XXXX	Stock Exchange:[EXCHANGE]
Investment Objective
The fund’s investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders’ capital. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
Management fee	[X.XX]
Distribution/service (12b-1) fees	None
Other expenses[1]	None
Total annual fund operating expenses	[X.XX]
1Because the fund is new, “Other expenses” are based on estimated amounts for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$[XX]	$[XX]
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund’s performance.
Since the fund is newly offered, portfolio turnover information is not available.
Principal Investment Strategies
Main investments. Under normal market conditions, the fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four credit rating categories by a nationally recognized statistical rating organization (a “NRSRO”) (or, if unrated, determined by the fund's investment advisor to be of similar quality). The fund may invest in securities of varying maturities. The fund normally seeks to maintain an average portfolio duration (a measure of sensitivity to interest rate movements) of no longer than three years by investing in fixed income securities with short-to intermediate-term maturities.
The fund may also invest up to 20% of its assets in below investment-grade fixed income securities (“junk bonds”) of domestic and foreign issuers which are rated in the fifth and sixth highest credit rating categories by the three major NRSROs (Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard and Poor’s Ratings Group) or, if unrated, determined by the fund's investment advisor to be of similar quality, including those whose
Prospectus January 19, 2027	21	Xtrackers Active Short Duration Income ETF

issuers are located in countries with new or emerging securities markets. Compared to investment-grade debt securities, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.
Fixed income securities in which the fund may invest include US government securities or obligations that are issued or guaranteed by the US Treasury or by agencies or instrumentalities of the US government; obligations backed by such US government securities; US dollar-denominated fixed income securities of domestic or foreign corporations, including adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt instruments; US dollar-denominated fixed income securities of foreign governments or supranational entities; US dollar-denominated asset-backed securities issued by domestic or foreign entities; non-US dollar-denominated fixed income securities of foreign corporations, foreign governments or supranational entities; mortgage pass-through securities issued by governmental and non-governmental issuers; collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage-backed securities; collateralized loan obligations; short-term investments, including money market mutual funds. Portfolio management seeks diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets. Senior loans may have longer trade settlement periods than other types of investments.
To meet standard shareholder redemptions and other liquidity needs, the fund invests in short-term instruments that, at the time of purchase, are rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, are determined by the fund’s investment advisor to be of comparable quality. US Treasuries, regardless of rating, are sufficient for liquidity purposes.
The fund may also invest in Rule 144A securities, securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g., TBA securities), repurchase agreements, reverse repurchase agreements and dollar rolls. Transactions involving securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g., TBA securities) that have settlement dates greater than 35 days and transactions in reverse repurchase agreements are treated as derivatives by the fund and are subject to the fund's policies and procedures with respect to derivatives. Transactions with settlement dates greater than 35 days generally are used for non-hedging purposes to seek to enhance potential gains.
Management process. Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds. Portfolio management generally considers environmental, social and governance (ESG) factors that it believes to be financially material.
Derivatives. Portfolio management generally may use futures contracts, which are a type of derivative (financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index), for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or for non-hedging purposes to seek to enhance potential gains. Portfolio management generally may also use credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the effective duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or
Prospectus January 19, 2027

Xtrackers Active Short Duration Income ETF

central bank monetary policy and action, inflation rates, and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund. Senior loans typically have adjustable interest rates. However, because floating rates on senior loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in senior loan defaults, which may cause a further decline in the fund’s value. Conversely, a decrease in interest rates could adversely affect the income earned by the fund from senior loans.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Prospectus January 19, 2027

Xtrackers Active Short Duration Income ETF

Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
US government default risk. Due to the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities generally decline. At the same time, however, increased rates typically cause mortgage refinancings and prepayments to slow, which lengthens the effective duration of these securities. As a result, the negative effect of an interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, the market values of mortgage-backed securities generally increase. However, as mortgage-holders seek to refinance at the lower rates, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Collateralized loan obligations (“CLOs”) are asset-backed securities whose underlying assets consist of a “pool” of loans issued in classes or “tranches” that may vary in risk and yield. CLOs may experience substantial losses due to defaults on underlying assets, which will be borne first by the holders of subordinate tranches. Investments in CLOs may decrease in value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class and such risks may be magnified depending on the tranche of CLO securities in which the fund invests.
Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly
Prospectus January 19, 2027

Xtrackers Active Short Duration Income ETF

traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Forward commitment risk. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g., TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Prospectus January 19, 2027

Xtrackers Active Short Duration Income ETF

Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Security selection and management risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters and there can be no guarantee that portfolio management’s investment techniques and risk analyses will produce the desired results.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and
Prospectus January 19, 2027

Xtrackers Active Short Duration Income ETF

you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV are likely to widen.
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Cash transactions risk. The fund may effect its creations and redemptions for cash (rather than in-kind securities) more frequently than otherwise might be the case for a typical ETF. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that typically redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Prospectus January 19, 2027

Xtrackers Active Short Duration Income ETF

While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Active trading risk. Active securities trading could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates (e.g., short-term capital gains).
Past Performance
As of the date of this Prospectus, the fund has not yet commenced operations and therefore does not report its performance information. Once available, the fund’s performance information will be accessible on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance and by showing how the fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Jeff Morton, CFA, Director and Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2027.
Thomas J. Sweeney, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2027.
Sarah Rowin, CFA, Director and Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2027.
Bryan Dziuban, Vice President and Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2027.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of [XXXX] shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with [XXXXX], the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus January 19, 2027

Xtrackers Active Short Duration Income ETF

Fund Details
Additional Information About Fund Strategies and Risks
Xtrackers Active Science & Technology Select ETF
Investment Objective
The fund seeks growth of capital. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of science and technology companies. Science and technology companies are (i) companies whose products, processes, or services, in the opinion of portfolio management, benefit, or are expected to benefit, from the use or commercial application of scientific or technological developments or discoveries; or (ii) companies that, in the opinion of portfolio management, utilize technology and/or science to significantly enhance their business opportunities. Such companies may include companies that, in the opinion of portfolio management, derive a competitive advantage by the application of scientific or technological developments or discoveries. For illustrative purposes, examples of the types of companies in which the fund expects to typically invest include software or hardware manufacturers that invest in developing and maintaining technology products or service offerings; service companies that provide technology service offerings; and biotech companies that invest in scientific research to develop treatments for diseases. Derivatives instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
The fund normally expects to invest in a portfolio consisting of approximately 35-55 issuers, although this number can vary depending on market conditions. The fund may invest in companies of any size (including smaller capitalization companies) and may invest in initial public offerings. While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities, including emerging markets securities, (whether directly or in American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs)) and targets a range between 5% and 25% in foreign securities.
The fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. Portfolio management may favor securities from various industries and companies within the technology sector at different times.
The fund may also invest up to 20% of its total assets in debt securities.
The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.
Management process. In choosing securities, portfolio management uses a combination of three analytical disciplines:
Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.
Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Top-down analysis. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that they believe may benefit from changes in the overall business environment.
In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management generally considers environmental, social and governance (ESG) factors that it believes to be financially material.
Prospectus January 19, 2027	29	Fund Details

Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use options contracts to manage risk relative to the fund’s benchmark and for active positioning.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position, cybersecurity incidents, financial leverage and labor and supply shortages. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be
Prospectus January 19, 2027

Fund Details

affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund’s performance.
Technology sector risk. The fund invests in common stocks of science and technology companies and will concentrate in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. The fund will therefore be susceptible to adverse economic, business, government regulatory and policy changes, and other occurrences affecting the technology sector and science and technology companies. In particular, science and technology companies are vulnerable to market saturation and rapid product obsolescence. Many science and technology companies operate under constantly changing fields and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Other investment risks associated with investing in science and technology securities include abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they may lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less
Prospectus January 19, 2027

Fund Details

liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The foreign investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of foreign securities. In certain situations, it may become virtually impossible to sell a foreign investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Prospectus January 19, 2027

Fund Details

Security selection and management risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters and there can be no guarantee that portfolio management’s investment techniques and risk analyses will produce the desired results.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors that could impact expectations of future earnings. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Restricted securities risk. The fund may purchase securities that are subject to legal or contractual restriction on resale (“restricted securities”). The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. This investment practice, therefore, could increase the level of illiquidity of the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the securities will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Changing interest rates may have
Prospectus January 19, 2027

Fund Details

unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at
Prospectus January 19, 2027

Fund Details

a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV are likely to widen.
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation
Prospectus January 19, 2027

Fund Details

costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of the fund as well as by issuers of securities held by the fund. Artificial intelligence technologies rely on complex algorithms and large data sets, which may produce incomplete, inaccurate, or biased outcomes and lead to errors in decision making, reputational damage, legal or operational challenges, and investment losses negatively affecting the fund. Artificial intelligence technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to evolve rapidly, and it is impossible to anticipate the full scope of future impacts such developments may have and the associated risks to the fund.
Xtrackers Active Enhanced Core Equity ETF
Investment Objective
The fund seeks long-term growth of capital, current income and growth of income. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equities, mainly common stocks. Derivatives instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.
The fund may also invest in affiliated and unaffiliated exchange-traded funds (ETFs), including actively-managed and passively-managed ETFs. The fund may invest up to 5% of total assets in any single ETF with a maximum of 10% of total assets in ETFs in the aggregate.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify investments for the fund. The proprietary quantitative models used by portfolio management to construct the fund’s portfolio are research based and seek to identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. Portfolio management intends to utilize internal research to implement certain risk, sector, or style tilts.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Portfolio management generally considers environmental, social and governance (ESG) factors that it believes to be financially material.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. From time to time, certain amounts of the fund’s assets may be invested in total return swap transactions, through which the fund and a swap counterparty will exchange the returns of a custom basket of both long and short positions selected using portfolio management’s proprietary quantitative models. Portfolio management may use total return swaps in seeking to enhance potential returns as well as for hedging. In addition, portfolio management may use options and futures contracts as a substitute for direct investment in a particular asset class. Portfolio management may also use put options for hedging and volatility management purposes.
Prospectus January 19, 2027

Fund Details

The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position, cybersecurity incidents, financial leverage and labor and supply shortages. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can
Prospectus January 19, 2027

Fund Details

adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Security selection and management risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters and there can be no guarantee that portfolio management’s investment techniques and risk analyses will produce the desired results.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
ETF investment risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. An actively-managed ETF may have a higher degree of portfolio turnover than a passively-managed index ETF and incur higher brokerage costs.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a
Prospectus January 19, 2027

Fund Details

higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Total return swaps used by the fund will be subject to the same derivatives risks described above. Because the total return swaps will be based on a custom basket of securities and other instruments, the total return swaps will be subject to the risks of those securities and other instruments that comprise the basket. The fund can lose money on a total return swap if the net value of the long and short positions selected by portfolio management decreases. Total return swaps may also be subject to risks arising from margin requirements and risks from mispricing or valuation complexity as well as operational and legal risks. If the fund has insufficient cash to meet daily margin or payment requirements, it may have to sell securities from its portfolio at a time when it is disadvantageous to do so. A total return swap may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with
Prospectus January 19, 2027

Fund Details

the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or
Prospectus January 19, 2027

Fund Details

sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of the fund as well as by issuers of securities held by the fund. Artificial intelligence technologies rely on complex algorithms and large data sets, which may produce incomplete, inaccurate, or biased outcomes and lead to errors in decision making, reputational damage, legal or operational challenges, and investment losses negatively affecting the fund. Artificial intelligence technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to evolve rapidly, and it is impossible to anticipate the full scope of future impacts such developments may have and the associated risks to the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities
Prospectus January 19, 2027

Fund Details

will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. During periods of rising interest rates, real estate securities may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. Rising interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. Further, real estate companies may be negatively impacted by liabilities or losses due to environmental problems, extreme weather or natural disasters. In addition, real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Highly leveraged real estate companies are particularly vulnerable to the effects of rising interest rates and/or an economic downturn. REITs may be more volatile and/or more illiquid than other types of equity securities.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they may lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Xtrackers Active Systematic Global Small Cap ETF
Investment Objective
The fund seeks above-average capital appreciation over the long term. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world. For purposes of the 80% investment policy, “small companies” are companies included in the S&P Developed SmallCap Index. As of December 31, 2026, the market capitalization of the S&P Developed SmallCap
Index was between $[X.X] million and $[XX] billion. Derivatives instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
Portfolio management intends to invest at least 90% of the fund’s assets in securities from developed market countries (including the US) and may invest up to 10% of the fund’s assets in securities from non-developed market countries. The fund’s country-classification framework will be administered consistently with the fund’s benchmark index. Portfolio management determines a security’s country of issue based on factors it considers relevant, which may include the issuer’s country of organization, country of domicile, principal place of business, source of revenues or assets, and/or primary listing venue.
The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).
The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities.
Management process. In choosing stocks, portfolio management uses systematic proprietary quantitative models to identify holdings for the fund. Systematic investing is an investment approach that follows predefined rules or models. The quantitative models are research based and seek to identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different regional industry groupings. The fund’s portfolio is constructed based on this systematic quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. The use of dynamic models allows the investment process to capture changing market factors which can impact the outcome of the portfolio rebalancing process.
Stocks identified using the quantitative models may, at the discretion of portfolio management, be further analyzed and may be excluded from the portfolio based upon additional fundamental considerations, such as fundamental analysts' ratings or the Advisor's environmental, social and governance (ESG) analysis, including when portfolio management believes a security has negative ESG risks and/or characteristics which might have a financially material impact on fund performance. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors and may focus on governance matters in particular. Such variations from the quantitative models are expected to be infrequent. Securities excluded on such discretion will be replaced by other securities identified using the
Prospectus January 19, 2027

Fund Details

quantitative models. Other equity investments are selected by portfolio management based on their risk and return profile which in turn points to their ability to help achieve the fund’s target risk and contribute to performance.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain desired portfolio characteristics.
All investment decisions are made within risk parameters set by portfolio management. Risk optimization may address beta, tracking error, sector and regional exposures, individual security weights, liquidity and turnover. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Separate dynamic stock selection models created for industry clusters, defined by portfolio management based on its assessment of which S&P GICS sub-industries have the same drivers, are updated on an ongoing basis using data from a leading industry data vendor. Portfolio management with expertise in finance apply ongoing quantitative research to update one industry cluster at a time. Portfolio management intends to update industry clusters on a rotating basis with each cluster updated approximately every 36 months. The dynamic models are used to determine the best combination of performance drivers for stocks in a given industry cluster. Because the models are dynamic, as more data becomes available over time, optimum combination of performance drivers evolves as well. For example, if earnings estimates revisions from analysts start losing their effectiveness as a performance driver in a given industry cluster, the weight attributed to this factor in the model would likely be reduced. The dynamic models are used to generate the expected excess return for each stock in the fund's investment universe. The output from the dynamic models is used as an input by the Advisor's portfolio optimization application which has industry standard forward-looking risk estimates. At each portfolio rebalancing, currently monthly, the portfolio construction application is tasked with creating the optimal portfolio that has a systematic risk profile similar to the benchmark based on the forward-looking risk parameters provided by the portfolio construction application. This translates into the portfolio’s systematic market risk, or market beta, being aligned to the benchmark and other systematic risk factors also being neutral vis-a-vis the benchmark.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use put options for hedging and volatility management purposes.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position, cybersecurity incidents, financial leverage and labor and supply shortages. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Prospectus January 19, 2027

Fund Details

Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares,
Prospectus January 19, 2027

Fund Details

the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The foreign investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of foreign securities. In certain situations, it may become virtually impossible to sell a foreign investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Prospectus January 19, 2027

Fund Details

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Security selection and management risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters and there can be no guarantee that portfolio management’s investment techniques and risk analyses will produce the desired results.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account
Prospectus January 19, 2027

Fund Details

for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV are likely to widen.
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties,
Prospectus January 19, 2027

Fund Details

issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of the fund as well as by issuers of securities held by the fund. Artificial intelligence technologies rely on complex algorithms and large data sets, which may produce incomplete, inaccurate, or biased outcomes and lead to errors in decision making, reputational damage, legal or operational challenges, and investment losses negatively affecting the fund. Artificial intelligence technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to evolve rapidly, and it is impossible to anticipate the full scope of future impacts such developments may have and the associated risks to the fund.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High yield debt securities are considered speculative, and credit risk for high yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the securities will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields.
Prospectus January 19, 2027

Fund Details

When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Xtrackers Active Short Duration Income ETF
Investment Objective
The fund’s investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders’ capital. The fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index.
Principal Investment Strategies
Main investments. Under normal market conditions, the fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four credit rating categories by a nationally recognized statistical rating organization (a “NRSRO”) (or, if unrated, determined by the fund's investment advisor to be of similar quality). The fund may invest in securities of varying maturities. The fund normally seeks to maintain an average portfolio duration (a measure of sensitivity to interest rate movements) of no longer than three years by investing in fixed income securities with short-to intermediate-term maturities.
The fund may also invest up to 20% of its assets in below investment-grade fixed income securities (“junk bonds”) of domestic and foreign issuers which are rated in the fifth and sixth highest credit rating categories by the three major NRSROs (Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard and Poor’s Ratings Group) or, if unrated, determined by the fund's investment advisor to be of similar quality, including those whose issuers are located in countries with new or emerging securities markets. Compared to investment-grade debt securities, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.
Fixed income securities in which the fund may invest include US government securities or obligations that are issued or guaranteed by the US Treasury or by agencies or instrumentalities of the US government; obligations backed by such US government securities; US dollar-denominated fixed income securities of domestic or foreign corporations, including adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt instruments; US dollar-denominated fixed income securities of foreign governments or supranational entities; US dollar-denominated asset-backed securities issued by domestic or foreign entities; non-US dollar-denominated fixed income securities of foreign corporations, foreign governments or supranational entities; mortgage pass-through securities issued by governmental and non-governmental issuers; collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage-backed securities; collateralized loan obligations; short-term investments, including money market mutual funds. Portfolio management seeks diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets. Senior loans may have longer trade settlement periods than other types of investments.
To meet standard shareholder redemptions and other liquidity needs, the fund invests in short-term instruments that, at the time of purchase, are rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, are determined by the fund’s investment advisor to be of comparable quality. US Treasuries, regardless of rating, are sufficient for liquidity purposes.
The fund may also invest in Rule 144A securities, securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g., TBA securities), repurchase agreements, reverse repurchase agreements and dollar rolls. Transactions involving securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g., TBA securities) that have settlement dates greater than 35 days and transactions in reverse repurchase agreements are treated as derivatives by the fund and are subject to the fund's policies and procedures with respect to derivatives. Transactions with settlement dates greater than 35 days generally are used for non-hedging purposes to seek to enhance potential gains.
If a fixed income security is rated differently among the three major NRSROs (Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard and Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Such lower-rated securities may be US dollar-denominated, and a portion may consist of non-US dollar-denominated investments.
Management process. Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds. Portfolio management generally considers environmental, social and governance (ESG) factors that it believes to be financially material.
Prospectus January 19, 2027

Fund Details

Derivatives. Portfolio management generally may use futures contracts, which are a type of derivative (financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index), for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or for non-hedging purposes to seek to enhance potential gains. Portfolio management generally may also use credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the effective duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund. Senior loans typically have adjustable interest rates. However, because floating rates on senior loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in senior loan defaults, which may cause a further decline in the fund’s value. Conversely, a decrease in interest rates could adversely affect the income earned by the fund from senior loans.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States
Prospectus January 19, 2027

Fund Details

and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high-yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.
When purchasing senior loans, the fund faces the risk that the creditworthiness of the borrower may decline, causing the value of the fund’s interest in a loan to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Senior loans and other floating rate debt securities that are below investment grade are considered speculative because of the credit risk of the borrowers. Such borrowers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The value of senior loans made to such borrowers is likely to be more sensitive to adverse news about the borrower, markets or economy.
Any non-payment of principal or interest could result in a reduction of income to the fund, a reduction in the value of the fund’s interest in the senior loan and a reduction in the fund’s net asset value. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Prospectus January 19, 2027

Fund Details

US government default risk. Due to the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities generally decline. At the same time, however, increased rates typically cause mortgage refinancings and prepayments to slow, which lengthens the effective duration of these securities. As a result, the negative effect of an interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, the market values of mortgage-backed securities generally increase. However, as mortgage-holders seek to refinance at the lower rates, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Collateralized loan obligations (“CLOs”) are asset-backed securities whose underlying assets consist of a “pool” of loans issued in classes or “tranches” that may vary in risk and yield. CLOs may experience substantial losses due to defaults on underlying assets, which will be borne first by the holders of subordinate tranches. Investments in CLOs may decrease in value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class and such risks may be magnified depending on the tranche of CLO securities in which the fund invests.
Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The foreign investments of the fund may also be subject to foreign withholding or other taxes.
Prospectus January 19, 2027

Fund Details

Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of foreign securities. In certain situations, it may become virtually impossible to sell a foreign investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Forward commitment risk. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g., TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary
Prospectus January 19, 2027

Fund Details

market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Active ETF management risk. As an actively-managed ETF, the fund is subject to the risk that the investment strategies, techniques and analyses utilized by the Advisor in managing the fund may be flawed and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the fund may have a higher degree of portfolio turnover and incur higher transaction costs than passively-managed ETFs that do seek to replicate the performance of a specific index.
Security selection and management risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters and there can be no guarantee that portfolio management’s investment techniques and risk analyses will produce the desired results.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may also be magnified in a rising interest rate environment or other circumstances in which increased selling activity results in an oversupply of, and downward pricing pressure on, fixed income securities in the market.
Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. To the extent that other sources of liquidity are unavailable, the uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a
Prospectus January 19, 2027

Fund Details

sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the market price of fund shares. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained over the long term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly, and you may pay more than the value of the fund’s holdings when buying shares on the secondary market and may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions involving market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers generally will seek to take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in the fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. The bid-ask spread varies over time based on the fund’s trading volume and market liquidity and generally is narrower if the fund has substantial trading volume and market liquidity and wider if the fund has limited trading volume or market liquidity, as may be the case for a newly launched or smaller fund. The bid-ask spread also may be affected by the liquidity of the securities held by the fund. Decreased liquidity or significant volatility in the markets for the fund’s portfolio securities may result in a less liquid trading market for fund shares, wider bid-ask spreads and greater differences between the market price and NAV of the fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV are likely to widen.
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the
Prospectus January 19, 2027

Fund Details

fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Cash transactions risk. The fund may effect its creations and redemptions for cash (rather than in-kind securities) more frequently than otherwise might be the case for a typical ETF. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that typically redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Operational and technology risk. The fund and the entities with which it interacts directly or indirectly, including the fund’s service providers (such as the Advisor) and counterparties, issuers of securities held by the fund and other market participants, are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, system failures, cybersecurity incidents, and the use of artificial intelligence, among others, which may impair the fund’s operations and/or result in losses for the fund. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems, including artificial intelligence, put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
In addition, the development and use of artificial intelligence technologies are expanding rapidly and may be employed by service providers that support the operations of the fund as well as by issuers of securities held by the fund. Artificial intelligence technologies rely on complex
Prospectus January 19, 2027

Fund Details

algorithms and large data sets, which may produce incomplete, inaccurate, or biased outcomes and lead to errors in decision making, reputational damage, legal or operational challenges, and investment losses negatively affecting the fund. Artificial intelligence technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to evolve rapidly, and it is impossible to anticipate the full scope of future impacts such developments may have and the associated risks to the fund.
Active trading risk. Active securities trading could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates (e.g., short-term capital gains).
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
■
Although major changes tend to be infrequent, each fund’s Board could change a fund's investment objective without seeking shareholder approval. However, a fund's Board will provide shareholders with at least 60 days notice prior to making any changes to a fund's 80% investment policy, if any, as described herein. Any major changes to a fund could result in significant portfolio turnover and/or significant redemptions from the fund which could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates (e.g., short-term capital gains).
■
When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■
Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.
■
From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
■
Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
■
From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of Deutsche DWS Market Trust’s (“Trust”) policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The holdings of each fund can be found at Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-844-851-4255.
Prospectus January 19, 2027

Fund Details

Who Manages and Oversees the Funds
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor and its predecessors have more than 95 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, any distribution fees or expenses, any distribution and/or service fees or expenses payable pursuant to a Rule 12b-1 plan, litigation expenses and other extraordinary expenses.
For its services to each fund, the Advisor receives an aggregate unitary advisory fee at the following annual rate as a percentage of each fund’s average daily net assets.
Fund Name	Fee
Xtrackers Active Science & Technology Select ETF	[X.XX] %
Xtrackers Active Enhanced Core Equity ETF	[X.XX] %
Xtrackers Active Systematic Global Small Cap ETF	[X.XX] %
Xtrackers Active Short Dura- tion Income ETF	[X.XX] %
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement will be contained in each fund's financial statements and other information report. For information on how to obtain this report and other fund reports, see the back cover.
Under a separate administrative services agreement between the funds and the Advisor, the Advisor provides certain administrative services to each fund.
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to a fund and to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of a fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of a fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of a fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate a fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, each fund will provide shareholders with an information statement containing information about the new subadvisor. Each fund’s sole initial shareholder approved the multi-manager structure described herein.
Prospectus January 19, 2027

Fund Details

Management
Xtrackers Active Science & Technology Select ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Daniel Fletcher, CFA, Managing Director and Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 2017 with twenty-four years of industry experience. Prior to joining, he worked in portfolio management and equity research at Neuberger Berman, with a focus on technology, media and telecommunications companies. Before that, he worked as a telecommunications services analyst and in equity research management at Lehman Brothers. Previously, he served in investment research and execution functions at The Batavia Group and as a structured finance analyst at Deloitte & Touche.
■
Portfolio Manager and Analyst for US Equities: New York.
■
BA in Communications from William Paterson University; MBA in Finance from Rutgers Graduate School of Management.
Sebastian P. Werner, PhD, Managing Director and Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■
Portfolio Manager for Global and US Growth Equities: New York.
■
MBA in International Management from the Thunderbird School of Global Management; Master’s Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Xtrackers Active Enhanced Core Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Pankaj Bhatnagar, PhD, Managing Director and Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■
Head of Core Equity and Head of Systematic and Quantitative Management: Americas.
■
Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Hiten Shah, Director and Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 2017 with 19 years of industry experience; previously, Senior Consultant at the firm with responsibility for the implementation of BlackRock's Aladdin platform in the US; Portfolio Manager for multi-asset portable alpha strategies at Oppenheimer Funds; Portfolio Manager for global macro and fixed income at various companies, including True North Partners, HSBC, Societe General and GE; and Analyst, Metlife Investments.
■
Senior Portfolio Manager for Quantitative Equity: New York.
■
BA in Economics, Rutgers University.
Xtrackers Active Systematic Global Small Cap ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Pankaj Bhatnagar, PhD, Managing Director and Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■
Head of Core Equity and Head of Systematic and Quantitative Management: Americas.
■
Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Peter Barsa, Director and Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 1999.
■
Portfolio Manager for DWS Global Small Cap, US Small Cap Growth, US Small Mid Cap Growth, and Health and Wellness: New York.
■
Previously served as an equity research analyst covering consumer discretionary and consumer staples and as a global small cap equity research generalist.
■
BS in Finance, Villanova University.
Xtrackers Active Short Duration Income ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Jeff Morton, CFA, Director and Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2027.
Prospectus January 19, 2027

Fund Details

■
Joined DWS in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.
■
Fixed Income Portfolio Manager: New York.
■
BS in Major Industrial Management and Economics, Carnegie Mellon University.
Thomas J. Sweeney, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
■
Portfolio Manager / Structured Finance Sector Head: New York.
■
BS in Computer Science, Rutgers College.
Sarah Rowin, CFA, Director and Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 2014 with 11 years of industry experience. Prior to joining, she worked as an analyst for high yield and distressed securities at GMP Securities. Previously, she served as an investment grade and high yield analyst at CreditSights.
■
Senior Portfolio Manager & Team Lead / Fixed Income: New York.
■
BA in Economics from the University of Pennsylvania; CFA Charterholder.
Bryan Dziuban, Vice President and Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2027.
■
Joined DWS in 2007. Prior to his current role, he was a Portfolio Analyst for Fixed Income, and before that he served as a Performance Analyst.
■
Senior Portfolio Manager - Fixed Income: New York.
■
BS in Finance from Rutgers University.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus January 19, 2027

Fund Details

Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-844-851-4255 or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of a rule enacted by the SEC, which includes a requirement that such registered investment companies enter into an agreement with the Trust.
Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers Active Science & Technology Select ETF	[XXXX]	[EXCHANGE]
Xtrackers Active Enhanced Core Equity ETF	[XXXX]	[EXCHANGE]
Xtrackers Active Systematic Global Small Cap ETF	[XXXX]	[EXCHANGE]
Xtrackers Active Short Duration Income ETF	[XXXX]	[EXCHANGE]
Prospectus January 19, 2027	61	Investing in the Funds

Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of each fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
The Trust’s Board has designated the Advisor as the valuation designee for each fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5).
The Advisor has adopted and the Trust’s Board has approved fair valuation procedures for a fund. Under these fair valuation procedures, the Advisor provides methodologies for fair valuing securities when pricing service prices or market quotations are not readily available, including when a security’s value or a meaningful portion of the value of each fund’s portfolio is believed to have been materially affected by a significant event such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, each fund’s value for a security is likely to be different from the last quoted market price or pricing service prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. With respect to securities that are primarily listed on foreign exchanges, the value of a fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of [XXX] shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund's distributor, [XXXXX] (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of the fund and a designated amount of cash. The fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by a fund. The prices at which creations and redemptions occur are based
Prospectus January 19, 2027

Investing in the Funds

on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of the funds and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee
Xtrackers Active Science & Technology Select ETF	$[___]
Xtrackers Active Enhanced Core Equity ETF	$[___]
Xtrackers Active Systematic Global Small Cap ETF	$[___]
Xtrackers Active Short Dura- tion Income ETF	$[___]
If a purchase or redemption consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer that is engaged through the AP), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an execution performance guarantee, as described in the SAI.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid annually (monthly for Xtrackers Active Short Duration Income ETF) by each fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a fund’s status as a regulated investment company (“RIC”) for a taxable year or to avoid imposition of income or excise taxes on undistributed income or gains for a taxable year.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market. Taxable dividend distributions will be subject to US federal income tax whether received in cash or reinvested in additional shares of a fund.
Prospectus January 19, 2027

Investing in the Funds

Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The US federal income tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Each fund is treated as a separate corporation for US federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”) and intends to continue to qualify as a RIC under Subchapter M of the Code for each taxable year. As a RIC, a fund generally pays no federal income tax on the income and gains it distributes to you.
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of a fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held fund’s shares. Distributions by a fund of qualified dividend income that it receives are taxable to a non-corporate shareholder at long-term capital gain rates, subject to the discussion below, provided the shareholder satisfies certain holding period and other requirements. The maximum individual US federal income tax rate applicable to “qualified dividend income” (as defined in the Code) and long-term capital gains is 20%. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders’ distributions from a fund.
A non-corporate shareholder may be eligible to treat qualified dividend income received by a fund as qualified dividend income when distributed to the non-corporate shareholder if such shareholder satisfies certain holding period and other requirements. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that a fund satisfies certain holding period and other requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the
United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a “passive foreign investment company” (as defined in the Code).
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a fund, and to a share of a fund held without being hedged by the shareholder receiving the dividend, for 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
Investments in certain debt obligations or other securities may cause a fund to recognize income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
A fund’s ability to pursue its investment strategy and achieve its investment objective may be limited by its intention to qualify as a RIC for federal income tax purposes.
In general, your distributions are treated for US federal income tax purposes as received in the year during which they are paid. Certain distributions actually paid in January, however, may be treated as received and paid on December 31 of the prior year.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of a fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
The previous discussion applies to beneficial owners of shares of a fund that are US shareholders -i.e, “United States persons” under the Code other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (including, in certain circumstances, distributions of net short term capital gains) you receive will generally be
Prospectus January 19, 2027

Investing in the Funds

subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income recognized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a fund unless the non-US shareholder is an individual who is present in the United States for 183 days or more during the taxable year.
Dividends and interest received by a fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total value of a fund at the close of a year consists of stocks or securities in non-US corporations, a fund may for US federal income tax purposes “pass through” to you certain non-US income taxes (including withholding taxes) paid by a fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction or a credit in calculating your US federal income tax, subject in both cases to certain limitations.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a flat rate of 24%) will apply to your dividends, distributions, sale proceeds, and any other payments you receive from a fund if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or treated as paid) with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of certain US shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign, as applicable, taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws before making an investment in a fund.
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is [XXXX].
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Prospectus January 19, 2027

Investing in the Funds

Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of a fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Each fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that authorizes each fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b-1 fees are currently paid by a fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a fund.
Premium/Discount Information
Information regarding how often shares of each fund traded on [EXCHANGE] at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund can be found at Xtrackers.com (the website does not form a part of this prospectus).
Prospectus January 19, 2027

Investing in the Funds

Financial Highlights
Because each fund is newly offered, financial highlights information is not available.
Prospectus January 19, 2027	67	Financial Highlights

Appendix
Related Performance Information of Similar Accounts
THIS APPENDIX CONTAINS RELATED COMPOSITE PERFORMANCE INFORMATION FOR EACH FUND. THE RESPECTIVE COMPOSITE PERFORMANCES PRESENTED BELOW REPRESENT THE ACTUAL PERFORMANCE OF ALL ACCOUNTS THAT (i) HAVE SUBSTANTIALLY SIMILAR INVESTMENT POLICIES, OBJECTIVES AND STRATEGIES TO THE INDICATED FUND AND (ii) ARE ALSO MANAGED BY THE FUNDS’ INVESTMENT ADVISOR, DWS INVESTMENT MANAGEMENT AMERICAS, INC. (“DIMA” OR THE “ADVISOR”).
THE COMPOSITE PERFORMANCE SHOWN DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A FUND’S OWN PERFORMANCE. ACTUAL PERFORMANCE OF A FUND WILL BE DIFFERENT, AND MAY BE HIGHER OR LOWER, THAN THE COMPOSITE RETURNS SHOWN BELOW. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN A FUND CAN LOSE VALUE.

RELATED COMPOSITE PERFORMANCE FOR XTRACKERS ACTIVE SCIENCE & TECHNOLOGY SELECT ETF
The composite performance information presented in the table below is intended to illustrate the past performance of the Advisor in managing accounts that are substantially similar to the fund.
The table shows the composite’s net of fees returns over the one, three, five and ten year periods ended December 31, 2026. For each period shown, the table also includes the returns for the composite’s benchmark index, the S&P North American Technology Sector Index, which represents US securities classified under the Global Industry Classification Standard (“GICS”) information technology sector as well as the internet and direct marketing retail, interactive home entertainment and interactive media and services sub-industries. The Advisor believes the S&P North American Technology Sector Index is aligned with the fund’s investment strategy. Additionally, the composite’s net performance is compared to the S&P 500 Index, a broad-based capitalization weighted index of 500 stocks that is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the accounts in the composite (and the fund), these indexes do not incur fees or expenses.

DWS Science and Technology Strategy Performance - Net of Fees Returns
	Inception Date	1 Year	3 Years	5 Years	10 Years
Science and Tech- nology Strategy (net)	1/1/1993
S&P North American Technology Sector Index
S&P 500 Index
1.
Selection Criteria and Valuation Procedures. The composite includes all fee-paying portfolios managed on a fully discretionary basis by the Advisor, according to the composite strategy, which seeks growth of capital. The management team uses in-depth research to select a diverse portfolio of technology companies that have robust and sustainable earnings growth, large and growing markets, leading products and services and strong balance sheets. Eligible new portfolios are added to the composite at the start of the first full month following the date that the portfolio is fully invested as defined by the composite strategy. Securities listed on any national exchange are valued at their last trade price. Securities that are not listed are valued at the most recent publicly quoted bid price. Securities transactions are recorded on a trade date basis. If applicable, dividend income is recorded as of the ex-dividend date. Returns reflect investment of dividends and other earnings.
2.
Calculation of Rates of Return. Rates of return are calculated on a “time-weighted” basis for all portfolios which comprise the composite. Time-weighted rates of return minimize the effect of cash flows on the investment performance of the portfolio. Monthly composite rates of return are computed by taking an asset weighted average of each portfolio's monthly rate of return within the composite, utilizing their respective beginning
Prospectus January 19, 2027	68	Appendix

market values for the period. Annual composite rates of return are derived by geometrically linking monthly composite rates of return. The rates of return shown in the table above are presented net of investment fees and include the deduction of transaction costs and commission costs. Net of fee performance is asset weighted to derive a composite level net return. For the composite net returns shown above, the period prior to July 1, 2026 reflects the deduction of the underlying accounts’ actual management fees, and the period July 1, 2026 through December 31, 2026 reflects instead the application of a flat fee rate of 0.50%, which is the highest rate of the standard fee schedule for accounts invested in the strategy (0.50% on the first $50M, 0.45% on the next $50M and 0.40% on the balance).
3.
Composite Accounts. During the performance periods shown, there was one account in the composite: the DWS Science and Technology Fund, an open-end investment company registered under the Investment Company Act of 1940 (a “mutual fund”) with approximately $[___] million in assets as of December 31, 2026 (the “Other Account”). As noted above, for the period prior to July 1, 2026, the composite’s net performance reflects the deduction of the Other Account’s actual management fees, and for the period July 1, 2026 through December 31, 2026, the composite’s net performance reflects instead the application of the above-described flat fee rate.
The Other Account and the fund differ in certain respects. In particular, the fund normally expects to have a more focused portfolio in relation to the Other Account. The fund expects to invest in a portfolio consisting of approximately 35-55 issuers (although this number can vary depending on market conditions) whereas the Other Account normally maintains a larger number of positions. In addition, while both the Other Account and the fund could invest up to 35% of net assets in foreign securities, the fund targets a range between 5% and 25% in foreign securities. Lastly, the Other Account, unlike the fund, is not an exchange-traded fund (“ETF”) and was not subject to the fund’s creation and redemption process, daily portfolio-transparency practices and exchange-trading dynamics.
4.
Composite Benchmarks. As noted above, the composite returns shown are benchmarked against the S&P North American Technology Sector Index and the S&P 500 Index. These benchmarks are used for comparative purposes only. Investments made by the Advisor for the portfolios it manages according to the composite strategy may differ from those of these indexes. Accordingly, investment results will differ from those of the benchmarks. Moreover, as noted above, unlike the accounts in the composite (and the fund), the indexes do not incur fees or expenses.
5.
Composite Name Change. On August 1, 2020, the Technology Composite was renamed the Science and Technology Composite. On July 1, 2026, the Science and Technology Composite was renamed the Science and Technology Strategy.

RELATED COMPOSITE PERFORMANCE FOR XTRACKERS ACTIVE ENHANCED CORE EQUITY ETF
The composite performance information presented below is intended to illustrate the past performance of the Advisor in managing accounts that are substantially similar to the fund.
The table shows the composite’s net of fees returns over the one, three and five year periods ended December 31, 2026. For each period shown, the table also includes the returns for the composite’s benchmark index, the Russell 1000 Index. The Russell 1000 ® Index is a broad-based securities market index that measures the performance of the large-cap segment of the US equity universe and which the Advisor believes is aligned with the fund’s investment strategy. It is a subset of the Russell 3000 ® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the US market. Unlike the accounts in the composite (and the fund), this index does not incur fees or expenses.

DWS Enhanced Core Equity Strategy Performance - Net of Fees Returns
	Inception Date	1 Year	3 Years	5 Years
Enhanced Core Equity Strategy (net)	10/1/2019
Russell 1000 Total Return Index
1.
Selection Criteria and Valuation Procedures. The composite includes all fee-paying portfolios equal to or greater than $5 million managed on a fully discretionary basis by the Advisor, according to the composite strategy, which attempts to outperform the return of the Russell 1000 Index using the proprietary Risk Managed Alpha (“RMA”) selection process. The RMA process identifies fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which are applied with different factor weights based on industry groups within the US large cap equity universe. Portfolio management intends to utilize overlays and may opportunistically have beta and other systematic tilts with higher tracking error. Eligible new portfolios are added to the composite at the start of the first full month following the date that the portfolio is fully invested as defined by the composite strategy. Securities listed on any national exchange are valued at their last trade price. Securities that are not listed are valued at the most recent publicly quoted bid price. Securities transactions are recorded on a trade date basis. If applicable, dividend income is recorded as of the ex-dividend date. Returns reflect investment of dividends and other earnings.
Effective December 15, 2025, the Environmental, Social and Governance (“ESG”) sentence was removed from the composite definition because the ESG investment policy requirement had changed. This change had minimal impact on the overall strategy.
2.
Calculation of Rates of Return. Composite returns are expressed in US Dollars. For each portfolio within the composite, the total rate of return for the time period is equal to the change in the market value of the portfolio, including capital appreciation, depreciation and income, as a percentage of the beginning market value of the portfolio, adjusted for the net of all contributions and withdrawals (the “cash flows”). Each cash flow is weighted from the actual date of contribution or withdrawal in the month it occurred. The composite results for all periods are shown net of withholding taxes, where applicable, on dividends, interest, and capital gains.
Rates of return are calculated on a “time-weighted” basis for all portfolios which comprise the composite. Time-weighted rates of return minimize the effect of cash flows on the investment performance of the portfolio. Monthly composite rates of return are computed by taking an asset weighted average of each portfolio's monthly rate of return within the composite, utilizing their respective beginning market values for the period. Annual
Prospectus January 19, 2027	69	Appendix

composite rates of return are derived by geometrically linking monthly composite rates of return. The rates of return shown in the table above are presented net of investment fees and include the deduction of transaction costs and commission costs. Net of fee performance is asset weighted to derive a composite level net return. For the composite net returns shown above, the period prior to July 1, 2026 reflects the deduction of the underlying accounts’ actual management fees, and the period July 1, 2026 through December 31, 2026 reflects instead the application of a flat fee of 0.53% which is the highest rate of the standard fee schedule for accounts invested in the strategy (0.53% on the first $50M USD, 0.48% on the next $100M USD, 0.38% on the next $150M USD, 0.33% on the next $250M USD and 0.28% on the balance).
3.
Composite Accounts. During the performance periods shown, there was one account in the composite: the DWS Enhanced Core Equity Fund, an open-end investment company registered under the Investment Company Act of 1940 (a “mutual fund”) with approximately $[___] million in assets as of December 31, 2026 (the “Other Account”). As noted above, for the period prior to July 1, 2026, the composite’s net performance reflects the deduction of the Other Account’s actual management fees, and for the period July 1, 2026 through December 31, 2026, the composite’s net performance reflects instead the application of the above-described flat fee rate.
The Other Account and the fund differ in certain respects. In particular, unlike the Other Account, which is classified as “diversified” under the Investment Company Act of 1940 (the “1940 Act”), the fund is classified as “non-diversified” under the 1940 Act, which means the fund may invest in securities of relatively few issuers. Consequently, the performance of one or a small number of portfolio holdings can affect the fund’s overall performance. In addition, the Other Account, unlike the fund, is not an exchange-traded fund (“ETF”) and was not subject to the fund’s creation and redemption process, daily portfolio-transparency practices and exchange-trading dynamics.
4.
Composite Benchmarks. As noted above, the composite returns shown are benchmarked against the Russell 1000 Total Return Index. This benchmark is used for comparative purposes only. Investments made by the Advisor for the portfolios it manages according to the composite strategy may differ from those of this index. Accordingly, investment results will differ from those of the benchmark. Moreover, as noted above, unlike the accounts in the composite (and the fund), the index does not incur fees or expenses.
5.
Composite Name Change. On December 15, 2025, the ESG Core Equity Composite was renamed to Enhanced Core Equity Composite. On July 1, 2026, the Enhanced Core Equity Composite was renamed the Enhanced Core Equity Strategy.

RELATED COMPOSITE PERFORMANCE FOR XTRACKERS ACTIVE SYSTEMATIC GLOBAL SMALL CAP ETF
The composite performance information presented in the table below is intended to illustrate the past performance of the Advisor in managing accounts that are substantially similar to the fund.
The table shows the composite’s net of fees returns over the one, three, five and ten year periods ended December 31, 2026. For each period shown, the table also includes the returns for the composite’s benchmark index, the S&P Developed Small Cap Index, which comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. The Advisor believes the S&P Developed Small Cap Index is aligned with the fund’s investment strategy. Additionally, the composite’s net performance is compared to the MSCI ACWI Index, a broad-based securities market index that captures large and mid-cap representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. Unlike the accounts in the composite (and the fund), these indexes do not incur fees or expenses.

DWS Global Small Cap Equity Strategy Performance - Net of Fees Returns
	Inception Date	1 Year	3 Years	5 Years	10 Years
Global Small Cap Equity Strategy (net)	1/1/1993
S&P Developed Small Cap Index
MSCI ACWI Index
1.
Selection Criteria and Valuation Procedures. The composite includes all fee-paying, equity portfolios managed on a fully discretionary basis by the Advisor, according to the composite strategy which seeks to outperform the benchmark by promoting long-term growth of capital through a diversified worldwide portfolio of primarily small cap equity securities. Pursuit of income is a secondary consideration. Eligible new portfolios are added to the composite at the start of the first full month following the date that the portfolio is fully invested as defined by the composite strategy. Securities listed on any national exchange are valued at their last trade price. Securities that are not listed are valued at the most recent publicly quoted bid price. Securities transactions are recorded on a trade date basis. If applicable, dividend income is recorded as of the ex-dividend date. Returns reflect investment of dividends and other earnings.
2.
Calculation of Rates of Return. Composite returns are expressed in US Dollars. For each portfolio within the composite, the total rate of return for the time period is equal to the change in the market value of the portfolio, including capital appreciation, depreciation and income, as a percentage of the beginning market value of the portfolio, adjusted for the net of all contributions and withdrawals (the “cash flows”). Each cash flow is weighted from the actual date of contribution or withdrawal in the month it occurred. The composite results are for all periods shown net of withholding taxes, where applicable, on dividends, interest, and capital gains.
Rates of return are calculated on a “time-weighted” basis for all portfolios which comprise the composite. Time-weighted rates of return minimize the effect of cash flows on the investment performance of the portfolio. Monthly composite rates of return are computed by taking an asset weighted average of each portfolio's monthly rate of return within the composite, utilizing their respective beginning market values for the period. Annual composite rates of return are derived by geometrically linking monthly composite rates of return. The rates of return shown in the table above are presented net of investment fees and include the deduction of transaction costs and commission costs. Net of fee performance is asset weighted to derive a composite level net return. For the composite net returns shown above, the period prior to July 1, 2026 reflects the deduction of the underlying
Prospectus January 19, 2027	70	Appendix

accounts’ actual management fees, and the period July 1, 2026 through December 31, 2026 reflects instead the application of a flat fee of 0.80%, which is the highest rate of the standard fee schedule for accounts invested in the strategy (0.80% on the first $50M USD, 0.75% on the next $100M USD, 0.65% on the next $150M USD and 0.60% on the balance).
3.
Composite Accounts. During the performance periods shown, the following two accounts were in the composite: DWS Global Small Cap Fund and DWS Global Small Cap VIP, each an open-end investment company registered under the Investment Company Act of 1940 (a “mutual fund”) with approximately $[___] million and $[___] million in assets, respectively, as of December 31, 2026 (together, the “Other Mutual Fund Accounts”). In addition, for the periods shown prior to May 1, 2019, the composite also included a non-mutual fund account (together with the “Other Mutual Fund Accounts,” the “Other Accounts”). As noted above, for the period prior to July 1, 2026, the composite’s net performance reflects the deduction of the Other Accounts’ actual respective management fees, and for the period July 1, 2026 through December 31, 2026, the composite’s net performance reflects instead the application of the above-described flat fee rate.
The Other Mutual Fund Accounts and the fund differ in certain respects. In particular, the fund intends to emphasize the more liquid portion of its investable universe and avoid certain smaller country markets. In addition, the Other Mutual Fund Accounts, are not exchange-traded funds (“ETFs”) and were not subject to the fund’s creation and redemption process, daily portfolio-transparency practices and exchange-trading dynamics.
4.
Composite Benchmarks. As noted above, the composite returns shown are benchmarked against the S&P Developed Small Cap Index and the MSCI ACWI Index. These benchmarks are used for comparative purposes only. Investments made by the Advisor for the portfolios it manages according to the composite strategy may differ from those of these indexes. Accordingly, investment results will differ from those of the benchmarks. Moreover, as noted above, unlike the accounts in the composite (and the fund), the indexes do not incur fees or expenses.
5.
Composite Name Change. On July 1, 2026, the Global Small Cap Equity Composite was renamed the Global Small Cap Equity Strategy.

RELATED COMPOSITE PERFORMANCE FOR XTRACKERS ACTIVE SHORT DURATION INCOME ETF
The composite performance information presented in the table below is intended to illustrate the past performance of the Advisor in managing accounts that are substantially similar to the fund.
The table shows the composite’s net of fees returns over the one, three, five and ten year periods ended December 31, 2026. For each period shown, the table also includes the returns for the composite’s benchmark index, the Bloomberg US Government/Credit 1-3 Year Index, which consists of all US government agency and Treasury securities as well as all investment grade corporate debt securities with maturities of one to three years. The Advisor believes the Bloomberg US Government/Credit 1-3 Year Index is aligned with the fund’s investment strategy. Additionally, the composite’s net performance is compared to the Bloomberg US Aggregate Bond Index, which is a broad-based securities market index that measures the investment grade, US dollar-denominated and fixed-rate taxable bond markets. Unlike the accounts in the composite (and the fund), these indexes do not incur fees or expenses.

DWS Short Duration Strategy Performance - Net of Fees Returns
	Inception Date	1 Year	3 Years	5 Years	10 Years
Short Duration Strategy (net)	1/1/1999
Bloomberg US Government/Credit 1-3 Year Index
Bloomberg US Aggregate Bond Index
1.
Selection Criteria and Valuation Procedures. The composite includes all fee-paying portfolios managed on a fully discretionary basis by the Advisor invested primarily in securities of varying maturities, but seeks to maintain an average duration of no longer than three years. The objective is to provide maximum income while seeking to maintain a high degree of capital stability. Eligible new portfolios are added to the composite at the start of the first full month following the date that the portfolio is fully invested as defined by the composite strategy. Securities listed on any national exchange are valued at their last trade price. Securities that are not listed are valued at the most recent publicly quoted bid price. Securities transactions are recorded on a trade date basis. If applicable, dividend income is recorded as of the ex-dividend date. Returns reflect investment of dividends and other earnings.
Effective March 31, 2018, the phrase “the composite also utilizes Deutsche Bank's Integrated Global Alpha Strategy in an attempt to enhance returns” was deleted from the composite definition. Since this aspect is less than 3 percent of the strategy, the change was deemed not significant and not requiring a change in the composite.
2.
Calculation of Rates of Return. Composite returns are expressed in US Dollars. For each portfolio within the composite, the total rate of return for the time period is equal to the change in the market value of the portfolio, including capital appreciation, depreciation and income, as a percentage of the beginning market value of the portfolio, adjusted for the net of all contributions and withdrawals (the “cash flows”). Each cash flow is weighted from the actual date of contribution or withdrawal in the month it occurred. The composite results for all periods are shown net of withholding taxes, where applicable, on dividends, interest, and capital gains.
Rates of return are calculated on a “time-weighted” basis for all portfolios which comprise the composite. Time-weighted rates of return minimize the effect of cash flows on the investment performance of the portfolio. Monthly composite rates of return are computed by taking an asset weighted average of each portfolio's monthly rate of return within the composite, utilizing their respective beginning market values for the period. Annual composite rates of return are derived by geometrically linking monthly composite rates of return. The rates of return shown in the table above are
Prospectus January 19, 2027	71	Appendix

presented net of investment fees and include the deduction of transaction costs and commission costs. Net of fee performance is asset weighted to derive a composite level net return. For the composite net returns shown above, the period prior to July 1, 2026 reflects the deduction of the underlying accounts’ actual management fees, and the period July 1, 2026 through December 31, 2026 reflects instead the application of a flat fee of 0.12%, which is the highest rate of the standard fee schedule for accounts invested in the strategy (0.12% on the first $50M USD, 0.09% on the next $100M USD, 0.07% on the next $250M USD, 0.05% on the next $600M USD and 0.03% on the balance).
3.
Composite Accounts. During the performance periods shown, there was one account in the composite: the DWS Short Duration Fund, an open-end investment company registered under the Investment Company Act of 1940 (a “mutual fund”) with approximately $[___] million in assets as of December 31, 2026 (the “Other Account”). As noted above, for the period prior to July 1, 2026, the composite’s net performance reflects the deduction of the Other Account’s actual management fees, and for the period July 1, 2026 through December 31, 2026, the composite’s net performance reflects instead the application of the above-described flat fee rate.
The Other Account and the fund differ in certain respects. In particular, the fund may invest up to 20% of its assets in below investment-grade fixed income securities (“junk bonds”) of domestic and foreign issuers whereas the Other Account may only invest up to 10% of its assets in below investment-grade fixed income securities. In addition, the Other Account, unlike the fund, is not an exchange-traded fund (“ETF”) and was not subject to the fund’s creation and redemption process, daily portfolio-transparency practices and exchange-trading dynamics.
4.
Composite Benchmarks. As noted above, the composite returns shown are benchmarked against the Bloomberg US Government/Credit 1-3 Year Index and the Bloomberg US Aggregate Bond Index. These benchmarks are used for comparative purposes only. Investments made by the Advisor for the portfolios it manages according to the composite strategy may differ from those of these indexes. Accordingly, investment results will differ from those of the benchmarks. Moreover, as noted above, unlike the accounts in the composite (and the fund), the indexes do not incur fees or expenses.
5.
Composite Name Change. On July 1, 2026, the Short Duration Composite was renamed the Short Duration Strategy.
Prospectus January 19, 2027	72	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-844-851-4255
Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year. In Form N-CSR, you will find a fund's annual and semi-annual financial statements. Copies of the prospectus, SAI and recent shareholder and other fund reports, when available, can be found on our website at Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or a shareholder or other fund report free of charge, please:
Call:	1-844-851-4255 (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	Deutsche DWS Market Trust c/o [XXXXX] [XXXX]
Information about a fund (including the SAI), reports and other information about a fund (such as fund financial statements) are available on our website at Xtrackers.com and on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. A fund's recent shareholder reports and financial statements are also in the fund's annual and semi-annual filings with the SEC on Form N-CSR, which are available on the EDGAR Database on the SEC's website at sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and its shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-01236

(01/19/27) 4 active ETFs

Statement of Additional Information
January 19, 2027
DEUTSCHE DWS MARKET TRUST
Xtrackers Active Science & Technology Select ETF
[Exchange]: XXXX

Xtrackers Active Enhanced Core Equity ETF
[Exchange]: XXXX

Xtrackers Active Systematic Global Small Cap ETF
[Exchange]: XXXX

Xtrackers Active Short Duration Income ETF
[Exchange]: XXXX
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated January 19, 2027, as supplemented, a copy of which may be obtained without charge by calling 1-844-851-4255; by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor,
[ ] (the “Distributor”), [ ]. This SAI is incorporated by reference into the prospectus.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or [ ], [ ]
“DIMA” or “Advisor” or “Additional Administrator” – DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022
“[ ]“ or ”Distributor” – [ ], [ ]
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS mutual funds” - the US mutual funds advised by DIMA
“DWS mutual fund and Xtrackers fund complex” - the DWS mutual funds and Xtrackers funds overseen by the Board
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – [ ]
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“fund” or “series” – Xtrackers Active Science & Technology Select ETF, Xtrackers Active Enhanced Core Equity ETF, Xtrackers Active Systematic Global Small Cap ETF and Xtrackers Active Short Duration Income ETF as the context may require
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – [ ]
“Independent Trustee Legal Counsel” – Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – Deutsche DWS Market Trust
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, any distribution fees or expenses, any distribution and/or service fees or expenses payable pursuant to a Rule 12b-1 plan, litigation expenses and other extraordinary expenses
“Xtrackers funds” – for purposes of this SAI, unless otherwise noted, “Xtrackers funds” means the US exchange traded funds advised by DIMA. Information regarding Xtrackers funds advised by DBX Advisors LLC, and overseen by a separate board, is contained in a separate Statement of Additional Information specific to those Xtrackers funds.
Fund Organization
The Trust is governed by the Second Amended and Restated Declaration of Trust dated October 28, 2026, as may be further amended from time to time (the “Declaration of Trust”). The Declaration of Trust was last approved by shareholders in 2006. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members for certain specified periods is set forth in Part I—
Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all DWS mutual fund and Xtrackers fund complex overseen, by investors who control the fund, if any, and by investors who own 5% or more of any fund shares, if any, is set forth in Part I—Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B. This section does not apply to money market funds.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I—
Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
Unless otherwise stated, the policies below apply to each fund.
Except as otherwise indicated, each fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund’s investment objective will be met.
Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund, except as described below with respect to asset coverage for fund borrowings.
Each of Xtrackers Active Science & Technology Select ETF and Xtrackers Active Enhanced Core Equity ETF has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.
Each of Xtrackers Active Systematic Global Small Cap ETF and Xtrackers Active Short Duration Income ETF has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. A fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)
issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)
purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)
engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5)
purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6)
make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)
(for Xtrackers Active Science & Technology Select ETF only) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.
(8)
(for Xtrackers Active Enhanced Core Equity ETF, Xtrackers Active Systematic Global Small Cap ETF and Xtrackers Active Short Duration Income ETF only) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
For purposes of fundamental policy (8), with respect to Xtrackers Active Systematic Global Small Cap ETF only, when determining the percentage of the fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.
The following is intended to help investors better understand the meaning of a fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund’s fundamental policies.
The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see “Borrowing” in Part II — Appendix II-E.
At present, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in commodities.
Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).
The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s assets in a particular industry or group of industries (excluding US government securities).
With the exception of the group of industries constituting the technology sector, in which the Xtrackers Active Science & Technology Select ETF currently concentrates, if a fund exceeds the concentration limitation set forth in fundamental policy (7) or (8), as applicable, for any particular industry as a result of market movements or other factors external to the fund's management (a “passive exceedance”), the fund may, consistent with SEC staff guidance and no-action positions, including the SEC staff's July 27, 2026 no-action letter to the Investment Company Institute, continue to (i) receive a pro rata creation basket that includes one or more investments in the relevant industry, (ii) use cash received in lieu of a creation basket component in the relevant industry to purchase the component security up to an amount consistent with a pro rata creation basket, or (iii) receive a non-pro rata creation basket where the weighting of the relevant industry is consistent with the weighting that would have applied in a pro rata creation basket.
Other Investment Policies. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy:
(1)
the fund may not purchase illiquid securities if, as a result, more than 15% of the fund's net assets would be invested in such securities;
(2)
the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;
(3)
the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder;

(4)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short; and
(5)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.
For purposes of non-fundamental policy (1), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II—
Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
[ ]. [ ] serves as each fund's independent registered public accounting firm. As such, it audits each fund's financial statements and provides other audit, tax and related services.
Because each fund had not commenced operations as of the date of this SAI, no financial statements are available.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in the DWS mutual fund and Xtrackers fund complex as of December 31, 2026.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers Active Science & Technology Select ETF	Xtrackers Active Enhanced Core Equity ETF	Xtrackers Active Systematic Global Small Cap ETF	Xtrackers Active Short Duration Income ETF
Independent Board Member:
Jennifer S. Conrad
Mary Schmid Daugherty
Keith R. Fox
Chad D. Perry
Rebecca W. Rimel
Catherine Schrand
(1) The Xtrackers funds described in this SAI are newly offered; therefore, shares of the funds were not available for purchase as of December 31, 2026.
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the DWS Mutual fund and Xtrackers Fund Complex
Independent Board Member:
Jennifer S. Conrad
Mary Schmid Daugherty
Keith R. Fox
Chad D. Perry
Rebecca W. Rimel
Catherine Schrand
(1) The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000. The Xtrackers funds described in this SAI are newly offered; therefore, shares of the funds were not available for purchase as of December 31, 2026.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2026. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Jennifer S. Conrad
Mary Schmid Daugherty
Keith R. Fox
Chad D. Perry
Rebecca W. Rimel
Catherine Schrand
Control Persons and Principal Holders of Securities
Following the creation of the initial Creation Unit(s) of Shares of each fund and immediately prior to the commencement of trading in each fund’s Shares, a holder of Shares may be a “control person” of a fund, as defined in the 1940 Act. Each fund cannot predict the length of time for which one or more Shareholders may remain a control person of the fund.
Each fund is a new fund, and therefore there is no information concerning the beneficial ownership of shares.

Part I: Appendix I-B—Board Committees and Meetings
Information Concerning Committees and Meetings of the Board
The Board oversees the operations of the DWS mutual fund and Xtrackers fund complex and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met [six] times during the most recently completed calendar year.
Board Leadership Structure
A fund’s Board is responsible for the general oversight of a fund’s affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund’s investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund’s auditors, independent counsel and other experts, as appropriate, selected by and responsible to the Board.
Independent Board Members are not considered “interested persons” (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund’s investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund’s Independent Board Members meet regularly as a group in executive session without representatives of the Advisor present. An Independent Board Member currently serves as chairman of the Board.
Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS mutual fund and Xtrackers fund complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.
The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of a fund’s affairs. While risk management is the primary responsibility of the Advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS mutual funds and the Xtrackers funds and to discuss with the Advisor how it monitors and controls such risks.

Board Committees. The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee, Operations Committee and Dividend Committee.
Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
AUDIT COMMITTEE	[5]
Assists the Board in fulfilling its responsibility
for oversight of (1) the integrity of the financial
statements, (2) a fund’s accounting and
financial reporting policies and procedures, (3)
a fund’s compliance with legal and regulatory
requirements related to accounting and
financial reporting, (4) valuation of fund assets
and securities and (5) the qualifications,
independence and performance of the
independent registered public accounting firm
for a fund. Oversees a fund’s valuation
designee, who is responsible for valuing the
fund’s securities and other assets. The Audit
Committee also approves and recommends to
the Board the appointment, retention or
termination of the independent registered
public accounting firm for a fund, reviews the
scope of audit and internal controls, considers
and reports to the Board on matters relating to
a fund’s accounting and financial reporting
practices, and performs such other tasks as
the full Board deems necessary or appropriate.
Catherine Schrand (Chair), Jennifer S. Conrad (Vice Chair) and Keith R. Fox

Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
NOMINATING AND GOVERNANCE COMMITTEE	[5]
Recommends individuals for membership on
the Board, nominates officers, Board and
committee chairs, vice chairs and committee
members, and oversees the operations of the
Board. The Nominating and Governance
Committee has not established specific,
minimum qualifications that must be met by an
individual to be considered by the Nominating
and Governance Committee for nomination as
a Board Member. The Nominating and
Governance Committee may take into account
a wide variety of factors in considering Board
Member candidates, including, but not limited
to: (i) availability and commitment of a
candidate to attend meetings and perform his
or her responsibilities to the Board, (ii) relevant
industry and related experience, (iii)
educational background, (iv) financial expertise,
(v) an assessment of the candidate's ability,
judgment and expertise, and (vi) the current
composition of the Board. The Committee
generally believes that the Board benefits from
diversity of background, experience and views
among its members, and considers this as a
factor in evaluating the composition of the
Board, but has not adopted any specific policy
in this regard. The Nominating and Governance
Committee reviews recommendations by
shareholders for candidates for Board positions
on the same basis as candidates
recommended by other sources. Shareholders
may recommend candidates for Board
positions by forwarding their correspondence
by US mail or courier service to Keith R. Fox,
Board Chair, c/o Thomas R. Hiller, Ropes &
Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600.
Rebecca W. Rimel (Chair), Chad D. Perry (Vice Chair) and Keith R. Fox
OPERATIONS COMMITTEE	[5]
Reviews the administrative operations and
general compliance matters of the funds.
Reviews administrative matters related to the
operations of the funds, policies and
procedures relating to portfolio transactions,
custody arrangements, fidelity bond and
insurance arrangements and such other tasks
as the full Board deems necessary or
appropriate.
Chad D. Perry (Chair), Mary Schmid Daugherty (Vice Chair) and Rebecca W. Rimel
DIVIDEND COMMITTEE	[0]
Authorizes dividends and other distributions for
those funds that are organized as Maryland
corporations or as series of a Maryland
corporation. The Committee meets on an as-
needed basis. The Committee applies only to
the following corporations: Deutsche DWS
Global/International Fund, Inc. and Deutsche
DWS International Fund, Inc.
Keith R. Fox, Catherine Schrand, Jennifer S. Conrad (Alternate), Mary Schmid Daugherty (Alternate), Chad D. Perry (Alternate) and Rebecca W. Rimel (Alternate)
Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS mutual fund and Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DWS or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DWS, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each current Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS mutual fund and Xtrackers fund complex during calendar year 2026.
Aggregate Compensation from each fund
Board Member	Xtrackers Active Science & Technology Select ETF(1a)	Xtrackers Active Enhanced Core Equity ETF(1a)	Xtrackers Active Systematic Global Small Cap ETF(1a)	Xtrackers Active Short Duration Income ETF(1a)
Independent Board Member:
Jennifer S. Conrad
Mary Schmid Daugherty
Keith R. Fox
Chad D. Perry
Rebecca W. Rimel
Catherine Schrand
(1a)
The Xtrackers funds described in this SAI are new and therefore the Board Members received no compensation during calendar year 2026 from these funds.
Total Compensation from DWS Mutual Fund and Xtrackers Fund Complex
Board Member	Total Compensation from each fund and DWS Mutual Fund and Xtrackers Fund Complex(1)
Independent Board Member:
Jennifer S. Conrad
Mary Schmid Daugherty
Keith R. Fox(2)
Chad D. Perry(3)
Rebecca W. Rimel(3)
Catherine Schrand(3)
(1)
For each Independent Board Member, total compensation from the DWS mutual fund and Xtrackers fund complex. The DWS mutual fund and Xtrackers fund complex represents compensation from [66] funds as of December 31, 2026.
(2)
Includes $125,000 in annual retainer fees received by Mr. Fox as Chairperson of the DWS mutual funds and Xtrackers fund complex.

(3)
Includes $25,000 in annual retainer fees for serving as Chairperson of a Board committee (other than the Audit Committee) of the DWS mutual funds and Xtrackers fund complex and $35,000 in annual retainer fees for serving as Chairperson of the Audit Committee of the DWS mutual funds and Xtrackers fund complex, as applicable.

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team as well as in all US registered DWS mutual fund and Xtrackers fund complex advised by the Advisor as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of September 30, 2026.
Xtrackers Active Science & Technology Select ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned(1)	Dollar Range of All DWS Mutual Fund and Xtracker Fund Shares Owned
Daniel Fletcher
Sebastian P. Werner
Xtrackers Active Enhanced Core Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned(1)	Dollar Range of All DWS Mutual Fund and Xtracker Fund Shares Owned
Pankaj Bhatnagar
Hiten Shah
Xtrackers Active Systematic Global Small Cap ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned(1)	Dollar Range of All DWS Mutual Fund and Xtracker Fund Shares Owned
Pankaj Bhatnagar
Peter Barsa
Xtrackers Active Short Duration Income ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned(1)	Dollar Range of All DWS Mutual Fund and Xtracker Fund Shares Owned
Jeff Morton
Thomas J. Sweeney
Sarah Rowin
Bryan Dziuban
(1) The fund is newly offered; therefore, shares of the fund were not available for purchase as of January XX, 2027.
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of September 30, 2026.
Xtrackers Active Science & Technology Select ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Daniel Fletcher
Sebastian P. Werner
Xtrackers Active Enhanced Core Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Pankaj Bhatnagar
Hiten Shah
Xtrackers Active Systematic Global Small Cap ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Pankaj Bhatnagar
Peter Barsa
Xtrackers Active Short Duration Income ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Jeff Morton
Thomas J. Sweeney
Sarah Rowin
Bryan Dziuban

Xtrackers Active Science & Technology Select ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Daniel Fletcher
Sebastian P. Werner
Xtrackers Active Enhanced Core Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar
Hiten Shah
Xtrackers Active Systematic Global Small Cap ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar
Peter Barsa
Xtrackers Active Short Duration Income ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Jeff Morton
Thomas J. Sweeney
Sarah Rowin
Bryan Dziuban

Xtrackers Active Science & Technology Select ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Daniel Fletcher
Sebastian P. Werner
Xtrackers Active Enhanced Core Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar
Hiten Shah
Xtrackers Active Systematic Global Small Cap ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar
Peter Barsa
Xtrackers Active Short Duration Income ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Jeff Morton
Thomas J. Sweeney
Sarah Rowin
Bryan Dziuban
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.

Part I: Appendix I-E—Service Provider Compensation
Because each fund is newly offered, there is no service provider compensation information to report.

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Because each fund is newly offered, there is no portfolio turnover information to report.
Brokerage Commissions
Because each fund is newly offered, there is no brokerage commissions information to report.
Brokerage Commissions Paid to Affiliated Brokers
Because each fund is newly offered, there is no affiliated broker information to report.
Transactions for Research Services
Because each fund is newly offered, there is no research services information to report.

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Part II—Appendix II-E.
Xtrackers Active Science & Technology Select ETF
Asset-Backed Securities
Asset-Indexed Securities
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Depositary Receipts
Derivatives
Dollar Roll Transactions
Environmental, Social and Governance (ESG) Considerations
Equity Securities
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Inflation
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Mortgage-Backed Securities
Participation Interests
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Structured Notes (including Equity-Linked Notes (ELNs))
Technology and Data Risk
US Government Securities
Warrants
When-Issued and Delayed-Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds
Xtrackers Active Enhanced Core Equity ETF
Asset-Backed Securities
Borrowing
Cash Management Vehicles
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Depositary Receipts
Derivatives
Environmental, Social and Governance (ESG) Considerations
Equity Securities
Foreign Investment
Illiquid Securities
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Structured Notes (including Equity-Linked Notes (ELNs))
Technology and Data Risk
US Government Securities
Warrants
When-Issued and Delayed-Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

Xtrackers Active Systematic Global Small Cap ETF
Adjustable Rate Securities
Asset-Backed Securities
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Depositary Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Environmental, Social and Governance (ESG) Considerations
Equity Securities
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Inflation
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Structured Notes (including Equity-Linked Notes (ELNs))
Technology and Data Risk
Trust Preferred Securities
US Government Securities
Warrants
When-Issued and Delayed-Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds
Xtrackers Active Short Duration Income ETF
Adjustable Rate Securities
Asset-Backed Securities
Auction Rate Securities
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Custodial Receipts
Depositary Receipts
Derivatives
Dollar Roll Transactions
Environmental, Social and Governance (ESG) Considerations
Fixed Income Securities
Foreign Currencies
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Inflation
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Put Bonds

Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Sovereign Debt
Structured Notes (including Equity-Linked Notes (ELNs))
Tax-Exempt Commercial Paper
Technology and Data Risk
To Be Announced (TBA) Purchase Commitments
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

Part I: Appendix I-H—Securities Lending Activities
Because each fund is newly offered, there are no securities lending activities to report.

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers Active Science & Technology Select ETF	[EXCHANGE]	[XXXXXXXXX]
Fiscal Year End: 9/30
Xtrackers Active Enhanced Core Equity ETF	[EXCHANGE]	[XXXXXXXXX]
Fiscal Year End: 9/30
Xtrackers Active Systematic Global Small Cap ETF	[EXCHANGE]	[XXXXXXXXX]
Fiscal Year End: 9/30
Xtrackers Active Short Duration Income ETF	[EXCHANGE]	[XXXXXXXXX]
Fiscal Year End: 9/30

Statement of Additional Information (SAI)—Part II

Part II
Part II of this SAI includes policies, investment techniques and information that apply to the Xtrackers funds. Unless otherwise noted, the use of the terms “fund” and “portfolio” apply to all such Xtrackers funds.
Management of the Funds
Investment Advisor. DIMA, with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (DWS Group), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor and its predecessors have more than 95 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and its affiliated distributor, DWS Distributors, Inc. DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor and its affiliates may utilize the resources of DWS’s global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor and its affiliates may also utilize DWS’s branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. The delegation of trade execution, trade matching and settlement services to DWS’s branch offices or affiliates will not result in additional fees for a fund or a fund’s shareholders. The branch offices or affiliates receive a flat fee for their trade routing services, payable by the Advisor, and do not have authority to select portfolio investments or otherwise provide advice to a fund. DWS’s branch offices or affiliates may have discretion to select intermediaries to execute trades and to aggregate trade orders for a fund with those of other DWS funds as well as non-DWS funds clients. The delegation of trade execution, trade matching and settlement services to DWS’s branch offices or affiliates may result in certain savings for the Advisor and its affiliates through consolidation of functions and, as a result, may create a conflict of interest between the Advisor and its affiliates and a fund. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds or ETFs advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds or ETFs.
Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when that same security is being sold for one or more other clients. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.
DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.
Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.
From time to time, DIMA, DWS Group, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, DWS Group, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, DWS Group, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, DWS Group, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.
DWS Investment Management Americas, Inc. and their advisory affiliates (“DWS Service Providers”) have sought and obtained a permanent order from the Securities and Exchange Commission providing exemptive relief under Section 9 of the Investment Company Act of 1940, as amended, on which the DWS Service Providers rely in connection with the continued provision of investment advisory and underwriting services to the funds and other registered investment companies.
Terms of the Investment Advisory Agreement. Pursuant to the applicable Investment Advisory Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund’s policies as stated in its prospectus and SAI, or as adopted by a fund’s Board. DIMA will also monitor, to the extent not monitored by a fund’s administrator or other agent, a fund’s compliance with its investment and tax guidelines and other compliance policies.
Pursuant to the Investment Advisory Agreement, (unless otherwise provided in the agreement or as deter- mined by a fund’s Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund’s share of payroll taxes, who are affiliated persons of DIMA.
Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the funds (including the payments to a Subadvisor, if any, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members in respect of the Independent Board Members’ service to the fund, legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.
The Investment Advisory Agreement with respect to each fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Advisory Agreement with respect to each fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory

Agreement is also terminable upon 60 days’ notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US juris- dictions. The costs and expenses of such arrangements are generally borne by DIMA, not by a fund.
Shareholders are not parties to, or intended (or “third party”) beneficiaries of the Investment Advisory Agreement, and the Investment Advisory Agreement is not intended to create in any shareholder any right to enforce it or to seek any remedy under it, either directly or on behalf of a fund.
The annual Unitary Advisory Fee rate for each fund is set forth in Part II – Appendix II-C.
Codes of Ethics. Each fund, the Advisor, the Distributor, and, if applicable, each fund’s subadvisor(s) have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of the Trust and employees of the Advisor and the Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s and/or subadvisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
Board Members
Board Members and Officers’ Identification and Background. The identification and background of the Board Members and Officers of the Registrant are set forth in Part II—Appendix II-A.
Board Committees and Compensation. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in Part I—Appendix I-B and Part I—Appendix I-C.
Other Service Providers
Administrator. [XXXX] serves as administrator for each fund. Pursuant to a Fund Administration and Accounting Agreement and a Corporate Services Agreement with the Trust, [XXXX] provides certain administrative services and necessary, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each fund. In addition, [XXXX] makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for these services, [XXXX] receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Additional Administrator. Under an Administrative Services Agreement, DIMA also serves as an administrator to Xtrackers Active Science and Technology Select ETF, Xtrackers Active Enhanced Core Equity ETF, Xtrackers Active Global Small Cap ETF and Xtrackers Active Short Duration Income ETF. In that capacity, DIMA provides certain administrative services, including preparation of Board materials and registration statements and oversight of fund vendors.
The Administrative Services Agreement provides that the DIMA will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.
Custodian. [XXXX] serves as custodian for each fund. Pursuant to a Custody Agreement with the Trust, [XXXX] maintains in separate accounts cash, securities and other assets of the Trust and each fund, keeps all necessary accounts and records and provides other services. [XXXX] is required, upon the order of the Trust, to deliver securities held by [XXXX] and to make payments for securities purchased by the Trust for each fund. Also, pursuant to the Custody Agreement, [XXXX] is authorized to appoint certain foreign custodians or foreign custody managers for fund investments outside the US. As compensation for these services, [XXXX] receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Transfer Agent. [XXXX] serves as transfer agent for each fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, [XXXX] acts as a transfer agent for each fund’s authorized and issued Shares and as the dividend disbursing agent of the Trust. As compensation for these services, [XXXX] receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Distributor. [XXXX] serves as the Distributor for each fund. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the fund through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the Financial Industry Regulatory Authority.
The Distribution Agreement for each fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Board Members, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Fund Legal Counsel. Provides legal services to the funds.
Independent Trustee Legal Counsel. Serves as legal counsel to the Independent Board Members.
Fund Organization
The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.
Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).
On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.
The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if a particular share- holder’s ownership of shares would disqualify a series from being a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or (b) when a fund is requested or compelled to do so by governmental authority or applicable law. The Declaration of Trust also authorizes the Board to terminate a fund without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.
The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series of the Trust) or other entity (in each case, the “Surviving Entity”) or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction.
Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series).
Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund, and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

Purchase and Redemption of Shares
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the “Investing in the Funds” section of the fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of fund Shares, there are fewer than 50 beneficial owners of Shares of the fund for 30 or more consecutive trading days, (ii) the value of the underlying index on which a fund is based, if applicable, is no longer calculated or available, (iii) the IOPV of a fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a fund from listing and trading upon termination of the fund.
In order to provide additional information regarding the indicative value of Shares of the fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time because the current portfolio of the fund may include securities that are not a part of the current Deposit Securities. Therefore, a fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the US dollar and the applicable currency.
The Trust reserves the right to adjust the Share prices of funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund.
DTC as Securities Depository for Shares of the funds. Shares of each fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells Shares of each fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the fund’s NAV next determined after receipt, on any Business Day, of an order in proper form. Information on a fund’s Creation Units can be found in the Prospectus.
The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
As of the date of this SAI, each Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the “Deposit Securities”), which constitutes an optimized representation of the securities of the relevant fund’s portfolio, as applicable, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any fund.
The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.
The Advisor makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given fund until such time as the next-announced Fund Deposit is made available.
The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant portfolio.
The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant fund, or resulting from stock splits and other corporate actions.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor.
The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.
Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Advisor and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each applicable fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.
The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.
Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.
Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Notwithstanding the foregoing, the Trust may, but is not required to, permit custom orders (consisting of a basket of securities or cash that differs from a published or transacted Fund Deposit) until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). Orders to create Shares of a fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose, provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.
The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. The Trust reserves the right to reject or revoke a creation order transmitted to it by the Distributor in respect of any fund in compliance with Rule 6c-11 under the 1940 Act under circumstances which include, but are not limited to, if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Advisor, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (vi) circumstances outside the control of the Trust, the Distributor and the Advisor make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and any other cash amounts which may be due have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Trust reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under such other circumstances as the Trust may agree, in its sole discretion.
To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in US dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.
In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate Beneficial Owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.
Alternatively, if a purchase consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an authorized participant (or an affiliated or unaffiliated broker-dealer that is engaged through the authorized participant), the authorized participant may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances. Each fund’s standard creation transaction fee is set forth in the Prospectus.
Redemption of Creation Units. Shares of a fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Redemptions are effected primarily in-kind. The Advisor makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Each fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.
Unless cash redemptions are available or specified for a fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.
Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant fund. The standard redemption transaction fees are set forth in the Prospectus. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth in the Prospectus). APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.
The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.
Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap those transaction costs will be borne by a fund’s remaining shareholders.
The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.
A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of

Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.
Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.
A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-US jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable US federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).
The right of redemption may be suspended or the date of payment postponed with respect to any fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the fund’s portfolio securities or determination of its NAV is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.
An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Creation Units are generally settled within one Business Day (i.e., “T+1”). The Trust reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays.
Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value (at the time of the exchange) of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss recognized upon the exchange of Deposit Securities for Creation Units is not currently deductible. APs should consult their own tax advisors.
Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Compensation of Financial Intermediaries
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of fund Shares. Such Soliciting Dealers must also be APs.
The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor currently pays the Distributor, from the Advisor’s own resources, for such purposes.
The Advisor and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”) for certain marketing or referral activities related to a fund or other Xtrackers-branded funds advised by the Advisor or its affiliates (for purposes of this section only, the “Xtrackers funds”). Any payments made by Xtrackers Entities will be made from their own assets and not from the assets of a fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by a fund and other Xtrackers funds, payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, shares of a fund or other Xtrackers funds. Xtrackers Entities may make payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about a fund or other Xtrackers funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to Xtrackers Entities. Xtrackers Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with a fund or materials relating to other Xtrackers funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make payments to Intermediaries that make shares of a fund and certain other Xtrackers funds available to their clients or for otherwise promoting a fund and other Xtrackers funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your sales person or other investment professional. Because an Intermediary may make decisions about which investment options or investment advisor it will recommend or make available to its clients or contacts or what services to provide for various products based on payments it receives or is eligible to receive, payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend a fund and other Xtrackers funds or their investment advisor over other investments or to refer a contact to the Xtrackers Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.
Xtrackers Entities may determine to make payments based on any number of metrics. For example, Xtrackers Entities may make payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of a fund or other Xtrackers funds.
Certain Xtrackers Entities have established revenue sharing arrangements to make payments to Intermediaries that make fund shares available to their clients or otherwise promote certain funds or other Xtrackers funds. Pursuant to these arrangements, Intermediaries have agreed to promote certain funds or other Xtrackers funds to their customers and to not charge certain of their customers any commissions on the purchase or sale of fund shares. Payments made pursuant to these arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.
The Advisor may also enter into agreements with financial intermediaries relating to the use of a fund or other Xtrackers funds in third-party model portfolios.
Each fund has been advised that the Advisor and its affiliates expect that the firms listed in Part II—
Appendix II-D will receive revenue sharing payments at different points as described above.

Other Payments to Financial Intermediaries and Other Third Parties. In addition to the above-described payments, the Advisor or an affiliate may, from its own resources, pay fees to financial intermediaries who sell shares of the funds or other Xtrackers funds for other products or services offered by the intermediaries. Such payments may be in the form of licensing fees for access to various kinds of analytical data.
From time to time, the Advisor or an affiliate may enter into arrangements with a third party pursuant to which the third party agrees to invest a substantial amount of assets into a fund and the Advisor or an affiliate makes payments (from the Advisor’s or affiliate’s own resources) to the third party. Any such payments would be based on a percentage of such fund’s assets under management representing assets from investors other than those invested by the third party.
Distribution and Service Plan. Each fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”), pursuant to which the fund is authorized to pay an amount up to [____]% of its average daily net assets each year to reimburse [__________________] for amounts expended to finance activities primarily related to the sale and distribution of fund shares or to the provision of shareholder services. No Rule 12b-1 fees are currently paid by a fund, and there are no current plans to impose these fees. No fund will implement Rule 12b-1 fees without Board approval. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a fund’s assets on an ongoing basis, these fees will increase the cost of an investment in the fund and may be more costly than certain other types of sales charges.
Continuance of a 12b-1 Plan must be approved annually by the Trustees and by the Trustees who are not interested persons (as defined in the 1940 Act) and have no direct or indirect financial interest in the 12b-1 Plan or in any agreements related to the 12b-1 Plan (“Qualified Trustees”). In accordance with Rule 12b-1, the 12b-1 Plan requires that quarterly written reports of amounts spent under the 12b-1 Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. A 12b-1 Plan may not be amended to increase materially the amount that may be spent thereunder without shareholder approval. All material amendments to a 12b-1 Plan require approval by the Trustees and the Qualified Trustees.
Anti-Money Laundering Requirements. The funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the US financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a fund to verify their identity. Each fund also reserves the right to redeem any amounts in a fund from persons whose identity it is unable to verify on a timely basis. It is the funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Investments
Investments, Practices and Techniques, and Risks
Part II - Appendix II-E includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund’s performance.
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein (also see Part I: Investments, Practices and Techniques, and Risks) and in the fund’s prospectus.

Portfolio Transactions
The Advisor and/or subadvisor assume general supervision over placing orders on behalf of the funds for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Advisor’s and/or subadvisor’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor and/or subadvisor based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the funds’ Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
To the extent applicable and consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Advisor and/or subadvisor may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Advisor and/or subadvisor determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Advisor and/or subadvisor may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Advisor and/or subadvisor may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.
The funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Advisor and/or subadvisor manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the funds and one or more other accounts managed or advised by the Advisor and/or subadvisor are considered at or about the same time, transactions in such securities are allocated among the funds and the other accounts in a manner deemed equitable to all by the Advisor and/or subadvisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the funds. The Advisor and/or subadvisor from time to time deals, trades and invests for their own account in the types of securities in which the funds may invest. The Advisor and/or subadvisor may effect trades on behalf of and for the account of the funds with brokers or dealers that are affiliated with the Advisor and/or subadvisor, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.
Portfolio Trading by Authorized Participants. When creation or redemption transactions consist of cash, the transactions may require a fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined above under Fund Deposit) or sales of Fund Securities (as defined above under Redemption of Creation Units) as applicable. Depending on the timing of the transactions and certain other factors, such transactions with an applicable broker-dealer may be placed with the purchasing or redeeming authorized participant in its capacity as a broker-dealer (or with a broker-dealer affiliated with the authorized participant or a third party broker-dealer engaged through the authorized participant) and conditioned upon an agreement with the authorized participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs that the fund would otherwise incur as a consequence of settling creations or redemptions in cash rather than in-kind.
Following a fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the fund may enter an order with the transacting authorized participant or its affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Depending on the timing of the transaction and certain other factors, such authorized participant or its affiliated broker-dealer will be required to guarantee that the fund will achieve execution of its order at a price at least as favorable to the fund as the fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming authorized participant (or a broker-dealer affiliated with the authorized participant or a third-party broker-dealer engaged through the authorized participant) in its capacity as a broker-dealer. The amount payable to each fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
If the broker-dealer executing an order with an Execution Performance Guarantee achieves executions in market transactions at a price equal to or more favorable than the fund's valuation of the Deposit Securities or Fund Securities, as applicable, then the broker-dealer generally may retain the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the fund's valuation of the Deposit Securities or Fund Securities, as applicable, the broker-dealer will honor the Execution Performance Guarantee and cover the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
The circumstances under which the Execution Performance Guarantee will be used may change from time to time based on the actual experience of the fund.
Portfolio Turnover. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Advisor and/or subadvisor, if applicable, based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.
Portfolio Holdings Information
The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.
Each fund’s portfolio holdings are publicly disseminated each day the funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the NSCC. The basket represents one Creation Unit of each fund. The Trust, the Advisor and the Administrator will not disseminate non-public information concerning the Trust.
Net Asset Value
Each fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities and other instruments included in its portfolio (the “Deposit Securities”), together with the Cash Component. Shares trade in the secondary market at market prices that may be at, above or below NAV. Information on the Exchange on which each fund trades is set forth in Part I – Appendix I-I.

The Trust’s Board has designated the Advisor as the valuation designee for a fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee values securities and other assets using the methodologies described below.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party service may use a variety of methodologies to value some or all of the fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the fund may be proprietary pricing models. In certain cases, some of the fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Money market instruments will be valued at amortized cost.
Proxy Voting
Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. Each fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates. The Policies and Guidelines are included in Part II—
Appendix II-G.
You may obtain information about how each fund voted proxies related to its portfolio securities during the 12-month period ended June 30 (1) without charge, upon request, by calling 844-851-4255; (2) on our Web site at dws.com/en-us/resources/proxy-voting; and (3) by visiting the SEC’s Web site at www.sec.gov.
Class Actions and Other Proceedings
The Advisor, on behalf of a fund, will determine whether or not to participate in proceedings, including, without limitation, class actions, other legal proceedings, insolvency filings, Securities Investor Protection Act filings and settlement filings (each, a “Proceeding”). The length of time prior to a deadline for required filings in order to participate in a Proceeding, time zone differences, or other factors could preclude DIMA from acting on behalf of the fund in a Proceeding.
Miscellaneous
A fund’s prospectus(es) and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
Ratings Of Investments
Bonds and Commercial Paper Ratings
Set forth below are descriptions of ratings (as of the date of each rating agency’s annual ratings publication or other current ratings publication, as applicable) which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and S&P Global Ratings), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service, Inc. Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Investors Service, Inc. US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, Moody's typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings Long-Term Issue Credit Ratings
Investment Grade
AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Plus (+) or Minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
SPUR (S&P Underlying Rating) A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
S&P Global Ratings Municipal Short-Term Note Ratings
An S&P Global Ratings US municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Global Ratings Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
Fitch Ratings International Long-Term Ratings
Investment Grade
AAA: Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.
CC: Very High Levels of Credit Risk. Default of some kind appears probable.
C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. The formal announcement by the issuer or their agent of a distressed debt exchange; and
c. A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a. An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. Has not otherwise ceased operating.
This would include:
a. The selective payment default on a specific class or currency of debt;

b. The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Fitch Ratings International Short-Term Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Part II: Appendix II-A—Board Members and Officers
Identification and Background
The following table presents certain information regarding the Board Members of the Trust. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an “interested person” (as defined in the 1940 Act) of the Trust or the Advisor (each, an “Independent Board Member”) is Keith R. Fox, Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The number of funds in the DWS mutual fund complex and Xtrackers fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Mutual Fund and Xtrackers Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Former Managing General Partner, Exeter Capital Partners (a series of private investment funds) (1986-2023); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	65	-
Jennifer S. Conrad (1959) Board Member since 2024	Emerita Professor of Finance, Kenan-Flagler Business School, University of North Carolina at Chapel Hill (2025-present); Formerly, Dalton McMichael, Sr., Distinguished Professor of Finance (2003- 2025) and Interim Dean (2022-2023), Kenan- Flagler Business School, University of North Carolina at Chapel Hill; and Director of the Four Corners Center for Research on Index Investments (2021-2023)	65	-
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member since 2023	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987-present); Directorships: The Meritex Company (real estate investment and management company) (2017-present); The Hardenbergh Foundation (2021-present) and Warners’ Stellian (appliance company) (2024- present); Former Directorships: Driessen Water, Inc. (2016-2023); Mairs & Power Funds Trust (mutual funds) (2010-2022); and Crescent Electric Supply Company (2010- 2019)	65	-

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Mutual Fund and Xtrackers Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member since 2021	Private Investor; Formerly: Executive Vice President, General Counsel and Secretary, RLJ Lodging Trust(2) (2023-2025); Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.(2) (2011-2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.(2) (2006-2011); Senior Corporate Counsel, EMC Corporation (2005- 2006); Associate, Ropes & Gray LLP (1997- 2005)	65	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (2023-
present); Formerly: President, Chief
Executive Officer and Director (1994-2020)
and Senior Advisor (2020-2021), The Pew
Charitable Trusts (charitable organization);
Executive Vice President, The Glenmede
Trust Company (investment trust and wealth
management) (1983-2004); Board Member,
Investor Education (charitable organization)
(2004-2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001-2007); Director, Viasys
Health Care(2) (January 2007-June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994-2012);
Director, BioTelemetry Inc.(2) (acquired by
Royal Philips in 2021) (healthcare) (2009-
2021); Director, Becton Dickinson and
Company(2) (medical technology company)
(2012-2022)
		65	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016- present) and Professor of Accounting (1994- present), The Wharton School, University of Pennsylvania; and Member of the Financial Economists Roundtable (2014-present), Member of its Steering Committee (2022- present) and Member of Executive Committee (2024-present). Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (2023-present); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016-2019)	65	-

Officers(3)
Name, Year of Birth, Position with the Trust and Length of Time Served(4)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(5) (1974) President and Chief Executive Officer, 2017-present
Managing Director, DWS; CEO of the Americas (2024-present), DWS; Head of Client
Coverage Americas Wealth, DWS (since 2026); Head of Fund Administration and Head of U.S. Mutual Funds, DWS (2017-present); Vice President, DWS Service Company
(2018-present); President and Chief Executive Officer, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-
present); Vice President, DWS Investment Management Americas, Inc. (2023-present);
President, Cayman Global Macro Fund LLC, Cayman Real Assets Fund LLC, and
Cayman Commodity Fund II LLC (since 2026); formerly: Vice President for the
Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019);
Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment
Management Americas, Inc. (2018-2023); Assistant Secretary, DWS Trust Company
(2018-2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Assistant
Secretary, DWS Distributors, Inc. (2018-2023); Head of Americas CEO Office, DWS
(2023-2026); Director of Cayman Real Assets Fund, Ltd. (2018-2026); Director of
Cayman Commodity Fund II, Ltd. (2018-2026); and Director of Episcopal Charities of
New York (2018 - 2026); Directorships: Director of DWS Service Company (2018-
present); Interested Director of The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2020-present); Director of ICI
Mutual Insurance Company (2020-present); Director of DWS USA Corporation (2023-
present); Director of DWS Investment Management Americas, Inc. (2023-present); and
Manager of DBX Advisors LLC. (2023-present)

John Millette(6) (1962) Vice President and Secretary, 1999-present
Director, DWS; Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS
Investment Management Americas, Inc. (2015-present); Director of DWS Trust
Company (2016-present); President and CEO, DWS Trust Company (since October 17,
2025); Secretary, DBX ETF Trust (2020-present); Vice President, DBX Advisors LLC
(2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); Vice President and
Secretary, Cayman Global Macro Fund LLC, Cayman Real Assets Fund LLC, and
Cayman Commodity Fund II LLC (since 2026); formerly: Secretary, Deutsche
Investment Management Americas Inc. (2015-2017); and Assistant Secretary, DBX ETF
Trust (2019-2020); and Vice President of DWS Trust Company (2016-2025); Director of
Cayman Real Assets Fund, Ltd. (2018-2026); Director of Cayman Commodity Fund II,
Ltd. (2018-2026)

Ciara Crawford(5) (1984) Assistant Secretary, 2019- present
Vice President, DWS (2025-present); Fund Administration (Specialist), DWS (2015-
present); Secretary, DWS Service Company (2024-present); Assistant Secretary of U.S.
Mutual Funds, DWS (2019-present); Secretary, DWS USA Corporation (2024-present);
Assistant Secretary, DBX Advisors, LLC (2025-present); Assistant Secretary, DWS
Investment Management Americas, Inc. (2025-present); Assistant Clerk, DWS Trust
Company (2025-present); Assistant Secretary, DWS Distributors, Inc. (2025-present);
Assistant Secretary, Cayman Global Macro Fund LLC, Cayman Real Assets Fund LLC,
and Cayman Commodity Fund II LLC (since 2026); formerly, Assistant Vice President,
DWS (2015-2025); Assistant Secretary, DWS Service Company (2018-2024); Assistant
Secretary, DWS USA Corporation (2023-2024); Secretary (2024-2025) and Assistant
Secretary (2023-2024), DBX Advisors, LLC; Secretary (2024-2025) and Assistant
Secretary (2023-2024), DWS Investment Management Americas, Inc.; Clerk (2024-
2025) and Assistant Clerk (2023-2024), DWS Trust Company; Secretary (2024-2025)
and Assistant Secretary (2023-2024), DWS Distributors, Inc.; Legal Assistant at
Accelerated Tax Solutions

Diane Kenneally(6) (1966) Chief Financial Officer and Treasurer, 2018-present
Director, DWS; Fund Administration Treasurer’s Office (Head 2024-present), DWS;
Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-present);
Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present);
Treasurer, Cayman Global Macro Fund LLC, Cayman Real Assets Fund LLC, and
Cayman Commodity Fund II LLC (since 2026); formerly: Assistant Treasurer for the
DWS funds (2007-2018); and Co-Head of DWS Treasurer’s Office (2018-2024)

Name, Year of Birth, Position with the Trust and Length of Time Served(4)	Business Experience and Directorships During the Past 5 Years
Yvonne Wong(6) (1960) Assistant Treasurer, 2023- present
Vice President, DWS; Fund Administration (Senior Analyst), DWS; Assistant Treasurer,
DBX ETF Trust (2023-present); Assistant Treasurer, Cayman Global Macro Fund LLC,
Cayman Real Assets Fund LLC, and Cayman Commodity Fund II LLC (since 2026)

Jeffrey Berry(6) (1959) Assistant Treasurer, 2025- present
Director, DWS; Fund Administration (Senior Specialist), DWS; Financial and Regulatory
Reporting Oversight and Print, Publishing and Mail for DWS Funds; Assistant Treasurer,
DBX ETF Trust (2019-present); and Director and Vice President of DWS Trust Company
(since October 17, 2025)

Rob Benson(7) (1978) Chief Compliance Officer, 2025-present
Director, DWS (2024-present); AFC & Compliance US (Senior Team Lead), DWS (2025-
present); Vice President, DBX Advisors LLC (2025-present); and Chief Compliance
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2025-present); formerly: Associate General Counsel,
DWS Legal (2023-2025); Vice President and Senior Counsel, DWS Legal (2021-2023);
and Assistant Vice President and Counsel, DWS Legal (2017-2021)

Caroline Pearson(6) (1962) Chief Legal Officer, 2010- present
Managing Director, DWS; Head of Legal – Liquid U.S. and Americas, DWS (since
2026); Assistant Secretary, DBX ETF Trust (2020-present); Chief Legal Officer, DBX
Advisors LLC (2019-present); Chief Legal Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-
present); Chief Legal Officer, DWS USA Corporation (since 2026); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service
Company (2010-2017); Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021);
Legal (Senior Team Lead), DWS (2020-2024); and Legal (Regional Head Legal
Americas), DWS (2024-2026)

Christian Rijs(5) (1980) Anti-Money Laundering Compliance Officer, 2021- present
Director, DWS; Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML
Officer, DWS Trust Company (2021-present); AML Officer, DBX ETF Trust (2021-
present); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc.
and The Central and Eastern Europe Fund, Inc. (2021-present); AML Officer, DWS
Distributor, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial
Crime and MLRO

Rich Kircher(5) (1962) Deputy Anti-Money Laundering Compliance Officer, 2024- present
Director, DWS; Senior Team Lead Anti-Financial Crime and Compliance, of DWS
Investment Management Americas, Inc.; Deputy AML Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2024-present); Deputy AML Officer, DBX ETF Trust (2024-present); Deputy AML
Officer, DWS Distributors, Inc. (2024-present); formerly: BSA & Sanctions Compliance
Officer for Putnam Investments

(1)
The length of time served represents the year in which the Board Member joined the board of one or more DWS funds or Xtrackers funds currently overseen by the Board.
(2)
A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(3)
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
(4)
The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds or Xtrackers funds.
(5)
Address: 875 Third Avenue, New York, New York 10022.
(6)
Address: 100 Summer Street, Boston, MA 02110.
(7)
Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
Officer’s Role with Principal Underwriter: DWS Distributors, Inc.
Ciara Crawford:	Assistant Secretary
Christian Rijs:	Anti-Money Laundering Compliance Officer
Rich Kircher:	Deputy Anti-Money Laundering Compliance Officer

Board Member Qualifications
The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS mutual funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS mutual funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:
Jennifer S. Conrad—Ms. Conrad’s experience as a finance professor with expertise on a range of topics including corporate finance, investments and derivatives.
Mary Schmid Daugherty—Ms. Daugherty’s experience as a professor of finance and business consultant, and her experience as a corporate director of numerous organizations, including experience as a mutual fund director.
Keith R. Fox—Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.
Chad D. Perry—Mr. Perry’s professional training and experience as an attorney, his experience as general counsel of a public company and his prior experience in the financial services industry.
Rebecca W. Rimel—Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major public charity and her experience as a director of several public companies.
Catherine Schrand—Ms. Schrand’s experience as a professor of accounting at a leading business school and her expertise as an author and editor on the subject of accounting and economics.

Part II: Appendix II-B—Portfolio Management Compensation
For funds advised by DWS Investment Management Americas, Inc. or its Affiliates
Each fund is managed by a team of investment professionals who each play an important role in a fund’s management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund’s prospectus, as of the date of a fund’s prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.
Compensation of Portfolio Managers
The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:
•
Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•
Variable Compensation (VC) is a discretionary compensation element that enables DWS Group to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and the financial situation. VC aims to:
Recognize that every employee contributes to DWS’s success through the franchise component of Variable Compensation (Franchise Component), and
Reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (Individual Component).
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Franchise and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.
•
VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
•
notional fund investments
•
restricted equity, notional equity,
•
restricted cash, or
•
such other form as DWS may decide in its sole discretion.

•
VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.
•
Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is designated a Material Risk Taker.
•
For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.
In general, each of the Advisor and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:
•
Quantitative measures (e.g. one-, three- and five-year pre-tax returns measured against the appropriate Morningstar peer group universe for funds, the appropriate iMoneyNet peer group for money market funds, or the relevant benchmark index(es) specified in the governing documents for other account types, taking applicable risk targets into account) are utilized to measure performance.
•
Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
•
Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group's Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by the Advisor and its affiliates, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and its affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor and its affiliates in the interest of achieving the most favorable net results to a fund and the other clients.
•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and its affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and its affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•
The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
The Advisor is owned by DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor and its affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor, and its affiliate’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.

Part II: Appendix II-C—Contractual Fee Rates of Service Providers
Fees payable to DIMA for investment advisory services
The Unitary Advisory Fee for each fund, at the annual percentage rate of daily net assets, is indicated below:
Fund Name	Unitary Advisory Fee Rate
Active ETF Funds
Xtrackers Active Science & Technology Select ETF	[X.XX]%
Xtrackers Active Enhanced Core Equity ETF	[X.XX]%
Xtrackers Active Systematic Global Small Cap ETF	[X.XX]%
Xtrackers Active Short Duration Income ETF	[X.XX]%

Part II: Appendix II-D—Firms With Which DWS Has [Xtrackers] Revenue Sharing Arrangements
The list of financial representatives below is as of the date of this SAI. Any additions, modifications or deletions to the list of financial representatives identified below that have occurred since the date of this SAI are not reflected. You can ask your financial representative if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.
[Pershing LLC
TD Ameritrade, Inc.
Fidelity Brokerage Services, Inc. Interactive Brokers LLC
LPL Financial LLC
Morgan Stanley Smith Barney LLC National Financial Services, LLC
Northwestern Mutual Investment Services, LLC Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.]

Part II: Appendix II-E—Investments, Practices and Techniques, and Risks
To the extent that a fund invests in an Underlying Fund, or one or more affiliated ETFs, certain of these risks would also apply to that fund.
Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year Secured Overnight Financing Rate (SOFR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer’s creditworthiness may affect the value of adjustable rate securities.
Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.
If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.
During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.
Asset-Backed Securities. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.
Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. Conversely, during periods of rising interest rates, prepayment rates tend to decline, thus lengthening the duration of asset-backed securities, which may increase the price volatility of these securities.
Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.
Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables (CARS) and Collateralized Loan Obligations (CLOs). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. CLOs represent interests in a trust whose underlying assets consist of a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield. A CLO may experience substantial losses attributable to defaults on underlying assets. Such losses will be borne first by the holders of subordinate tranches. A fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches (i.e., the complete erosion of subordinate tranches due to collateral defaults), (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.
The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.
Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.
Auction Rate Securities. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer’s offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuation of such securities are highly speculative. Dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.
Bank Loans. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody’s and Standard & Poor’s may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans. Senior loans may have longer trade settlement periods than other types of investments and may be subject to the requirements of Rule 18f-4 under the 1940 Act if such loans will not settle within 35 days of the trade date.
Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. Such mandatory prepayments typically provide that all or a portion of free cash flow be applied to prepay the bank loan in the order of maturity described in the loan documents.
When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund will enter into such commitments only if the fund reasonably believes that its assets will allow the fund to meet the obligations and the fund will comply with related documentation and recordkeeping requirements under Rule 18f-4.
In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower’s financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower’s collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund’s portfolio. At times a fund may also negotiate with the agent regarding the agent’s exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.
The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent’s agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.
Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral, at the time of investment, in the opinion of the Advisor, sufficiently collateralize the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.
Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund may hold bank loans to maturity unless it has become necessary to adjust a fund’s portfolio in accordance with the Advisor’s view of current or expected economic or specific industry or borrower conditions.
A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are negotiated at the time of transaction, and are paid from the initial commitment indication until loan closing.
If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.
Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisitions. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Senior loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.
Loan Participations and Assignments. A fund’s investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.

When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.
In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.
Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.
A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund’s portfolio and calculating its net asset value.
Borrowing. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.

Credit Facility. A fund and other affiliated funds (“Participants”) may share in a revolving credit facility provided by a syndication of banks. To the extent a fund participates in a credit facility, it may borrow money under the credit facility for temporary or emergency purposes, including the funding of shareholder redemption requests, that otherwise might require the untimely disposition of securities. A fund’s ability to borrow is subject to the terms and conditions of its credit arrangements, which in some cases may limit the fund’s ability to borrow under the credit facility. Participants are charged an annual commitment fee, as well as other fees associated with the credit facility, paid by the Advisor out of a fund’s unitary advisory fee, which are which are allocated based on net assets, among each of the Participants. Interest is charged to a fund on its borrowings at current commercial rates. A fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, its commitment under the credit facility subject to compliance with certain conditions.
Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees, which may reduce a fund’s return. A fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a fund’s existing credit arrangement, the lender may not be willing to extend further credit to a fund or may only be willing to do so at an increased cost to a fund. If a fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. When a fund and other affiliated funds are joint participants in a credit facility, any given fund may be unable to borrow some or all of its requested amount at any particular time. This may be true particularly during times of market stress. In addition, if a fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to a fund in order to allow it to borrow the amounts desired by a fund to facilitate redemptions.
Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
Cash Management Vehicles. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund’s open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of unaffiliated money market funds, or affiliated money market funds for which the Advisor or an affiliate of the Advisor may serve as investment advisor now or in the future. Such money market funds will operate in accordance with Rule 2a-7 under the 1940 Act and will seek to maintain a stable net asset value (NAV) or will maintain a floating NAV. A fund indirectly bears its proportionate share of the expenses of each money market fund in which it invests. The money market funds in which a fund may invest are registered under the 1940 Act or are excluded from the definition of “investment company” under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.

Commercial Paper. A fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.
Commodity Pool Operator Exclusion. The Advisor currently intends to operate the fund (unless otherwise noted) in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, a fund is not deemed to be a “commodity pool” under the Commodity Exchange Act (CEA) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided a fund operates within the limits of Rule 4.5 of the CFTC, a fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a “commodity pool operator” with respect to the operations of a fund. If a fund were no longer able to claim the exclusion, the fund and the Advisor would be subject to regulation under the CEA.
Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.
Convertible Securities. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund’s ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).
Contingent convertible securities (CoCos). A contingent convertible security, or CoCo, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.
The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.
Certain of a fund’s other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund’s share price.
Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities (see Zero Coupon Securities). A fund may acquire US government securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the “IRS”) has reached a similar conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies under Subchapter M of the Code, such as a fund. CATS and TIGRs are not considered US government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. A fund is not aware of any binding legislative, judicial or administrative authority on this issue.
Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Derivatives. A fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived, at least in part, from the performance of an underlying asset (such as a commodity like gold or oil, or a currency), another security, or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.
A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars and contracts for difference, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund’s prospectuses.
OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to a bilateral agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties.
A fund may use derivatives subject to certain limits imposed by a fund’s investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company under Subchapter M of the Code for US federal income tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund’s unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of portfolio securities for investment purposes, (v) to manage the effective maturity or duration of a fund’s portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling (including selling short) particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.
A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time, and the possible inability of a fund to close out or liquidate its derivatives positions.
Pursuant to regulations adopted by the SEC in October 2020, registered investment companies that invest in derivatives instruments must comply with Rule 18f-4 under the Investment Company Act. Among other things, Rule 18f-4 requires funds that invest in derivatives instruments beyond a specified limited amount to implement a value-at-risk based limit to their use of certain derivative instruments, maintain a comprehensive derivatives risk management program, and appoint a derivatives risk manager. A fund that limits its use of derivatives instruments is not subject to the full requirements of Rule 18f-4 and qualifies as a “limited derivatives user.” Derivative transactions entered into to close out existing positions with the same counterparty will not count towards a fund's derivatives exposure for purposes of Rule 18f-4. This regulatory framework eliminated and replaced the asset segregation and coverage framework established by prior SEC guidance and regulations. Since the compliance date on August 19, 2022, the funds engaging in derivatives transactions comply with Rule 18f-4 as one of two types: funds that are “limited derivatives users” or funds that are derivatives users that must adopt a derivatives risk management program in compliance with Rule 18f-4. Rule 18f-4 also governs a fund's use of certain other transactions that create future payment and/or delivery obligations by the fund, such as short sale borrowings and reverse repurchase agreements or similar financing transactions, and certain transactions entered into on a when-issued, delayed-delivery or forward-commitment basis that will not settle within 35 days of the trade date. The requirements of Rule 18f-4 may limit a fund's ability to engage in derivatives transactions and certain other transactions noted above as part of its investment strategies. These requirements may also increase the cost of doing business, which could adversely affect the performance of a fund.
General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or “writes” a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund’s income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.
A fund may write covered call options. A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration. A call option is covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is equal to or less than the exercise price of the call written. Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
There are a number of risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.
During the option period, the covered call writer, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying security or instrument above the sum of the option premium received and the option's exercise price, but as long as its obligations as a writer continue, retains the risk of loss, minus the option premium received, should the price of the underlying security or instrument decline. In writing options, a fund has no control over the time when it may be required to fulfill its obligations as the writer of the option. Once a fund receives an exercise notice for its option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of covered call options may require the fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the fund can realize above the exercise price of an option on a security, and may cause the fund to hold a security that it might otherwise sell.
In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.
The value of options may be adversely affected if the market for such options becomes less liquid or smaller. A fund’s ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position either, in the case of a written call option, by buying the option, or, in the case of a purchased put option, by selling the option. The possible reasons for the absence of a liquid options market on an exchange include, but are not limited to the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities the OCC or an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. A fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value of and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce a fund’s capital appreciation potential on the underlying security.
The number of call options a fund can write is limited by the number of shares of underlying securities that the fund holds. Furthermore, a fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller of the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.
When a purchase or sale of a futures contract is made, a fund may be subject to initial margin deposit requirements set by the exchange on which the contract is traded, requiring the fund to deposit initial margin consisting of cash, US government securities or other liquid assets with the financial intermediary as security for its obligations under the contract. In addition, brokers may establish initial margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund’s securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions.
The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.
In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.
Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.
A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.
“Transaction hedging” is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may “lock in” the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. “Position hedging” is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.
A fund may also “cross-hedge” currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.
Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country’s economy.
Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.
“Interest rate swaps” involve the exchange by a fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A “currency swap” is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An “index swap” is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
A “credit default swap” is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation, which can be a single debt instrument or an index of debt instruments, has occurred. If a credit event occurs, the seller typically pays the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation upon settlement. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s or group of issuers’ credit quality characteristics without directly investing in that issuer or group of issuers. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its net assets, a fund would typically be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.
If a fund is a buyer of a credit default swap and no credit event occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and a credit event occurs, a fund will typically receive the full notional value of the reference obligation, whose value may have deteriorated at the time the transaction settles. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If a credit event occurs, the seller typically pays the buyer the full notional value of the reference obligation.
Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, may be highly susceptible to liquidity and credit risk, and may pay a return to the party that has paid the premium only in the event of an actual default by the issuer or issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Markit’s North American High Yield CDX Index, the CDX.NA.HY Index, or Markit’s North American Commercial Mortgage-Backed Securities CMBX Index, the CMBX.NA Index. A fund can be a buyer or seller of protection based on these, or similar indexes. Contracts on these indexes are generally the same as contracts on single debt instruments, although there may be some differences, including that the contracts may be structured as pay as you go contracts.
“Total return” swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.
Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund’s performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund’s investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.
A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty’s creditworthiness declines, the value of a swap may decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) and related regulations have imposed several recent requirements on swap market participants, including registration and business conduct requirements on dealers that enter into swaps or non-deliverable forward currency contracts with certain clients and the imposition of central clearing and a corresponding exchange-trading execution requirement for certain swap contracts. Central clearing and a corresponding exchange-trading execution requirement are required for certain swap transactions, including some interest rate swaps and credit default index swaps. In a cleared transaction, a fund will enter into the transaction with a counterparty, and performance of the transaction will be effected by a central clearinghouse. A clearing arrangement reduces a fund's exposure to the credit risk of the counterparty, but subjects the fund to the credit risk of the clearinghouse and a member of the clearinghouse through which the fund holds its cleared position. A fund will be required to post specific levels of margin which may be greater than the margin a fund would have been required to post in the OTC market. In addition, uncleared OTC swap transactions will be subject to regulatory collateral requirements that could render entering into swaps in the OTC market prohibitively expensive. These regulations (or choice to no longer use a particular derivative instrument that triggers additional regulations) could cause a fund to change the derivative investments that it utilizes or to incur additional expenses.
In the event of a counterparty’s (or its affiliate’s) insolvency, a fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the European Union, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”).
Contracts for Difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. A fund may purchase contracts for difference (CFD). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a fund buys a long CFD and the underlying security is worth less at the end of the contract, the fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a fund’s shares, may be reduced. CFDs are regulated as swaps by the CFTC.
Participatory Notes or Participation Notes. Participatory notes or participation notes are issued by banks or broker-dealers (often associated with non-US-based brokerage firms) and are designed to replicate the performance of certain securities or markets. Typically, purchasers of participatory notes are entitled to a return measured by the change in value of an identified underlying security or basket of securities. The price, performance, and liquidity of the participatory note are all linked directly to the underlying security. The holder of a participatory note may be entitled to receive any dividends paid in connection with the underlying security, which may increase the return of a participatory note, but typically does not receive voting or other rights as it would if it directly owned the underlying security. A fund’s ability to redeem or exercise a participatory note generally is dependent on the liquidity in the local trading market for the security underlying the note. Participatory notes are commonly used when a direct investment in the underlying security is restricted due to country-specific regulations.
Participatory notes are a type of equity-linked derivative, which are generally traded over-the-counter and, therefore, will be subject to the same risks as other over-the-counter derivatives. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a participatory note is relying on the creditworthiness of such banks or broker-dealers and has no rights under the note against the issuer of the security underlying the note. In addition, there is no guarantee that a liquid market for a participatory note will exist or that the issuer of the note will be willing to repurchase the note when a fund wishes to sell it. Because a participatory note is an obligation of the issuer of the note, rather than a direct investment in shares of the underlying security, a fund may suffer losses potentially equal to the full value of the participatory note if the issuer of the note fails to perform its obligations.
Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes.
The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.
Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.
Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.
Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.
In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders under Subchapter M of the Code, a fund must, among other things, derive at least 90% of its annual gross income from certain specified sources (qualifying income). Income from certain commodity-related investments does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund’s nonqualifying income to exceed 10% of its annual gross income in any taxable year, a fund will fail to qualify as a regulated investment company under Subchapter M of the Code unless it is eligible to and does pay a tax at the fund level.
Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally are be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund’s ability to dispose of them when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund’s portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.
Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.
Environmental, Social and Governance (ESG) Considerations. Although a fund does not seek to implement a specific ESG strategy unless disclosed in its Prospectus, portfolio management may consider ESG factors as part of the investment process for actively managed funds, when available. ESG factors are considered together with more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, as part of a fund’s overall fundamental research process. When evaluating ESG factors, portfolio management may rely on data obtained from a variety of sources, including company annual reports and sustainability reports, as well as other publicly available information. For most asset classes and market segments, portfolio management also has access to ESG research and assessments, including research provided by internal DWS analysts which consider ESG risks and opportunities, as well as access to proprietary grades and additional information from DWS’s proprietary ESG software tool (the “DWS ESG Engine”). For funds that do not seek to implement a specific ESG strategy, portfolio management generally considers those ESG factors it deems financially material (also referred to as “sustainability risks”) when making investment decisions, and the materiality of ESG considerations in a fund’s process will differ from strategy to strategy, from sector to sector, and from portfolio manager to portfolio manager, and, in some cases, ESG considerations may not represent a material component of a fund’s investment process. Certain funds (“ESG-dedicated funds”) incorporate specific ESG considerations into their investment objectives, strategies, and/or processes, as described in a fund’s Prospectus. Because investors can differ in their views of what constitutes positive or negative ESG characteristics, a fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a fund’s exposure to certain companies or industries, and an ESG-dedicated fund may forego certain investment opportunities. While portfolio management views ESG considerations as having the potential to contribute to a fund’s long-term performance, there is no guarantee that such results will be achieved.
As portfolio management weighs the ESG attributes of a potential investment, they may use the DWS ESG Engine. The DWS ESG Engine uses multiple external data providers and public data sources, and provides automated analysis of multiple ESG factors or issues, including a number of proprietary DWS ESG assessments. The DWS ESG Engine covers most listed asset classes but there is limited information on high yield, municipal bonds, emerging markets, IPOs and certain other types of securities due to incomplete vendor coverage. Through the DWS ESG Engine, portfolio management may also access issuer-specific contextual analysis that provides additional information about an issuer’s ESG risks and opportunities, risk mitigation actions or plans and other characteristics. An additional DWS internal review process allows for adjustments to certain individual ESG assessment scores, as calculated by the DWS ESG Engine. An internal review may occur, for example, if it is deemed that information is not reflected in the existing ESG grade because new information or insights have emerged that the ESG data vendors have not yet processed. Examples of information that may be considered in this review process include, but are not limited to, the announcement of new (or withdrawal from previously announced) climate-related commitments, or the resolution of legacy (or involvement in new) controversies.

Equity Securities. An investment in a fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in each fund portfolio are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities.
Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in a fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of a fund’s portfolio holdings may have an adverse effect on a fund’s performance.
Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.
Fixed Income Securities. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund’s portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment.
In response to market volatility and economic uncertainty in connection with the COVID-19 pandemic, the US government and certain foreign central banks took steps to stabilize markets by, among other things, reducing interest rates, including pursuing negative interest rate policies in some instances. In recent years, the US Federal Reserve and certain foreign central banks have raised interest rates in response to increased inflation. A rising interest rate environment may cause investors to move out of fixed-income and related securities on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from a fund. Recent increased inflation may cause fixed-income securities and related markets to experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause a fund’s share price to decline. More recently, the US Federal Reserve and certain foreign central banks have subsequently cut interest rates as inflation has decreased.
These considerations may limit a fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity, and may increase interest rate risk for a fund.
Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.
Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The foreign countries in which a fund invests may become subject to economic and trade sanctions or embargoes imposed by the US or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.
Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.
China investment. Investments in the Greater China region involve certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect or other programs to access the Chinese securities markets, (xiii) market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both the People’s Republic of China (“China” or the “PRC”) and Hong Kong. In addition, investments in Taiwan may be adversely affected by its political and economic relationship with China. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan’s pivotal role in that market, and could have an adverse effect on an investment in the Greater China region.
Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in the Greater China region. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. US investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at a disadvantageous time. For example, the PRC is currently designated as a “foreign adversary” for certain purposes under US law and, as a result, certain restrictions may apply to transactions involving Chinese information communications technology and services. Continued hostility and the potential for future political or economic disturbances between China and the US may have an adverse impact on the values of investments in the Greater China region, the US and/or other countries. If the political climate between the US and China does not improve or deteriorates or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a fund’s assets may go down.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by Chinese issuers. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a fund’s portfolio. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and a fund’s investments.
The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

The accounting, auditing and financial reporting standards and practices applicable to Chinese companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a fund and other investors.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company (typically referred to as a “variable interest entity” or “VIE”) that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. The US-listed shell company does not control the Chinese company and must rely on the Chinese company to perform its contractual obligations. Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor’s shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Investments in equity securities of companies based in the PRC and listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange (“A-Shares”) may be made through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, a fund’s direct investments in A-Shares may be limited by the Daily Quota that limits total purchases through Stock Connect. The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s performance. Stock Connect is generally available only on business days when both the mainland Chinese and the Hong Kong markets are open. Therefore, due to differences in trading days, a fund may not be able to trade its A-Shares and may also be subject to the risk of price fluctuations in A-Shares on days when Stock Connect is not trading.
Investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Because of the way in which A-Shares are held in Stock Connect, the precise nature and rights of a fund are not well defined under the law of the PRC and a fund may not be able to exercise the rights of a shareholder and may be limited in their ability to pursue claims against the issuers of a security. Eligible securities invested through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The list of securities eligible to be traded through Stock Connect may change from time to time. When a security is recalled from the list of securities eligible for trading on Stock Connect, a fund may only sell, but not buy, the securities, which could adversely affect the fund’s investment strategy. Current tax regulations in PRC, including a temporary exemption from PRC income tax and PRC business tax for capital gains realized from trading on Stock Connect, are subject to change. Any such change could have an adverse effect on a fund’s returns.
European investment. European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. European countries that are members of the Economic and Monetary Union of the European Union ((EMU), comprised of the EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls. European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European financial markets.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the Treaty), gave notice of its withdrawal in March 2017 and began negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provided for an initial two-year negotiation period, which was extended by agreement of the parties. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The Trade Agreement, among other things, provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. The Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services and uncertainty remains regarding the treatment of cross-border trade in financial services. While the Trade Agreement includes certain provisions to support cross-border trade in financial services, it is not comprehensively addressed in the Trade Agreement and the parties continue to discuss ‘equivalence’ rights to allow market access for cross-border financial services. In March 2021, the EU and the United Kingdom reached a memorandum of understanding, establishing a framework for voluntary regulatory cooperation on financial services, although the memorandum of understanding has not yet been formally signed or entered into force. The United Kingdom has only received two equivalence decisions from the EU, both of which were time-limited and only one of which, relating to United Kingdom central counterparties, is still in force. Without access to the EU single market, certain financial services in the United Kingdom may move outside of the United Kingdom as a result of its withdrawal from the EU. In addition, financial services firms in the United Kingdom may need to move staff and comply with two separate sets of rules or lose business to financial services firms in the EU. Furthermore, the withdrawal from the EU creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to continued uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal from the EU, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU. Additional member countries seeking to withdraw from the EU would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Additionally, the manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and a potential default by Greece and other countries on their sovereign debt and also revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates. Since 2010, several countries, including Greece, Italy, Spain, Ireland and Portugal, agreed to at least one series of multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In addition, social unrest, including protests against the austerity measures and domestic terrorism, could decrease tourism, lower consumer confidence, and otherwise impede financial recovery in Europe.
Emerging markets. In general, the Advisor considers “emerging markets” to include any country that is defined as an emerging market or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.
The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities. Investors in emerging markets companies may face limited avenues for recourse due to limited corporate governance standards and difficulty in pursuing legal actions such as fraud claims.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. Subject to the limitations of Section 22(e) of the 1940 Act, a fund may suspend redemption of its shares for any period during which an emergency exists.
Frontier market countries. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging or developing markets, and, as a result, the risks of investing in emerging or developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds or ETFs investing in these markets could significantly affect local stock prices and, therefore, the price of fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline.
Governments of many frontier market countries in which a fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments. Investing in local markets in frontier market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a fund.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
Banks in frontier market countries used to hold a fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a fund may be in jeopardy because of failures of or defects in the settlement systems.
Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.
Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.
High Yield Fixed Income Securities – Junk Bonds. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated below the fourth highest credit rating category by Moody’s, S&P and Fitch, or unrated securities judged to be of equivalent quality as determined by the Advisor.
These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See “Ratings of Investments” in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.
Illiquid Securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a fund’s LRM Program, the fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor’s receipt from time to time of material, non-public information about an issuer, which may limit the Advisor’s ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund’s net assets could be adversely affected.
An investment in illiquid securities is also subject to the risk of delays on resale and uncertainty in valuation. A mutual fund might also have to register such illiquid securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund’s performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund’s expense ratio and adversely affect a fund’s performance.
Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.
Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund’s investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

Inflation. Inflation creates uncertainty over the future real value of an investment (the value after adjusting for inflation). The real value of certain assets or real income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund's assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a fund. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. Moreover, a fund's investments may not keep pace with inflation, which may result in losses to fund shareholders or adversely affect the real value of shareholders' investment in a fund. Fund shareholders' expectation of future inflation can also impact the current value of a fund’s portfolio, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Interfund Borrowing and Lending Program. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.
Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. A fund's investments in inverse floaters are treated as derivative transactions subject to the requirements of Rule 18f-4 under the 1940 Act. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares.
Investment Companies and Other Pooled Investment Vehicles. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Pursuant to the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the fund’s total assets with respect to any one investment company; and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Since such time, an investment company may no longer rely on the aforementioned exemptive orders and no-action letters and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1). To the extent allowed by law or regulation, each fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. A money market fund that is operated in accordance with Rule 2a-7 under the 1940 Act may acquire shares of other money market mutual funds to the extent consistent with its investment policies and restrictions set forth in its prospectus. Investment funds may include mutual funds, closed-end funds, and exchange-traded funds (ETFs) and hedge funds (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.
Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying affiliated funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying affiliated funds advised by the Advisor or an affiliate and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund’s investment objectives.
ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing affiliated fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund’s ability to invest in commodity-related ETFs may be limited by its intention to qualify as a regulated investment company under Subchapter M of the Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund’s investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund’s use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may seek exposure to alternative asset classes or strategies through investment in private funds, including hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered investment company. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated within the top four credit ratings categories by Moody’s, S&P, or Fitch, or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.
IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.
Lending of Portfolio Securities. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis); (c) the loan be made subject to termination by a fund at any time; and (d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).
A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).
A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund, through its securities lending agent, may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. In the event of a counterparty’s (or its affiliate’s) insolvency, a fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. A fund also bears the risk that the contractual obligations of its securities lending agent and/or the borrower may not cover all potential losses to the fund in connection with a securities lending transaction. See “Part II: Appendix II-F - Taxes - Taxation of US Shareholders - Dividends and distributions - Securities lending” for more information.

Micro-Cap Companies. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.
GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the US Treasury would undertake similar initiatives in the future.
FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of forty-five (45) or ninety (90) days following the appointment of FHFA as conservator or receiver, respectively.
On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA security market, Fannie Mae and Freddie Mac expect to start issuing uniform mortgage-backed securities (“UMBS”) in place of their current separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.
The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities’ par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.
When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund’s shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.
Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.
Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.
Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.
Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.
The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.
Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.
CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.
Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.
Municipal Leases, Certificates of Participation and Other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.
In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund’s original investment.
Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.
Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund’s limitation on investments in illiquid securities.
A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund’s participation interest in the underlying municipal security, plus accrued interest.
Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.
Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.
Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes and bonds have different maturities and a fund may acquire “notes” and “bonds” with maturities that meets its particular investment policies and restrictions set forth in its prospectus.
Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.
The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.
Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.
Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund’s purposes to mature at the demand date.
In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.
An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of issuers in a state, territory, commonwealth or possession. Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a fund to sell the security at the time and the price that normally prevails in the market. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress states and municipalities may experience.
In addition to being downgraded, provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities. The reorganization of such subdivisions’ or authorities’ debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the political subdivisions and authorities and the value of the fund's investments.
Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.
In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.
Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.
Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Municipal Bond Tax Risk. There is no guarantee that a fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for US federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or the federal alternative minimum tax (“AMT”) rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Municipal Security Tax Risk. Municipal securities may decrease in value during times when federal income tax rates are falling. As such, the value of a fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes federal income tax rates or changes in the federal tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity, and marketability of municipal securities. This could in turn affect a fund’s ability to acquire and dispose of municipal securities at desirable yield and price levels. Income from municipal securities held by a fund could be declared taxable because of, among other things, new federal or state governmental action, unfavorable changes in tax laws, adverse interpretations by the IRS, or noncompliant conduct of a municipal security issuer or other party.
Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.
Obligations of Banks and Other Financial Institutions. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.
Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.
Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.
Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.
Preferred Stock. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.
All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.
In summary, there are a number of special risks associated with investing in preferred stocks, including:
Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund’s portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted above, preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.
Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.

Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for US federal income tax purposes although it has not yet received such income.
Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock. Another risk associated with a declining interest rate environment is that the income from a fund’s portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio’s current earnings rate.
Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.
Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.
Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.
Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.
Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund’s distributions attributable to such interest) may be a preference item for purposes of the AMT. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Privatized Enterprises. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Put Bonds. A fund may invest in “put” bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to “put” the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.
Real Estate Investment Trusts (REITs). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs, and property taxes or insurance costs, lack of availability of insurance coverage, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Conversely, during periods of rising interest rates, mortgage prepayment rates tend to decline, thus lengthening the life of mortgages that may be held by mortgage REITs, which may increase the price volatility of securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through treatment of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.
In accordance with current SEC guidance, DWS Government & Agency Securities Portfolio, Government Cash Management Portfolio, DWS Government Money Market VIP, DWS Central Cash Management Government Fund, DWS Treasury Portfolio and DWS Money Market Prime Series may also transfer uninvested cash balances into a single joint account (a Joint Account). The daily aggregate balance of a Joint Account will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving Joint Accounts.
A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.
The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could increase the fund’s costs of executing certain investment strategies.
It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund’s obligations under reverse repurchase agreements are generally treated as derivatives transactions subject to the requirements of Rule 18f-4, except for DWS money market funds in which a fund’s obligations under reverse repurchase agreements are treated as borrowings requiring the necessary asset coverage under Section 18(f) of the 1940 Act. Such transactions may increase fluctuations in the market value of fund assets and its yield.

The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could increase the fund’s costs of executing certain investment strategies.
Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund’s short positions “against the box” will count towards its derivatives exposure for purposes of Rule 18f-4. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.
Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.
Examples of short-term securities include:
•
Securities issued or guaranteed by the US government and its agencies and instrumentalities;
•
Commercial paper;
•
Certificates of deposit and euro dollar certificates of deposit;
•
Bankers’ acceptances;
•
Short-term notes, bonds, debentures or other debt instruments; and
•
Repurchase agreements.
Small Companies. Small companies may have sales and earnings growth rates that exceed those of larger companies, and such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.
Sovereign Debt. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Structured Notes (including Equity-Linked Notes (ELNs)). Structured notes are hybrid debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. ELNs are a type of structured note that have their principal and/or interest based on the performance of a single equity security, a basket of equity securities, or an equity index. ELNs may be designed to provide for protection of principal in exchange for limited participation in the appreciation of the underlying equity securities or equity index, or may not be principal protected. In addition, ELNs may be leveraged or unleveraged, and may trade on a securities exchange, on over-the-counter markets or through privately negotiated transactions. Because ELNs are structured to seek the characteristics of the underlying equity securities or equity index with written call options or put options, the fund may not benefit fully from an increase in value of the underlying instrument. Correlation between the price of an ELN and the underlying instruments may be imperfect. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.
The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or depreciation of the underlying instrument will have a similar effect to the value of the structured note at maturity or at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities. Structured notes are also subject to counterparty risk, which is the risk that the issuer of the structured note will default on its commitments. Structured notes, including ELNs, based on underlying equity instruments have the risks inherent in the underlying equity instruments, including market risk, but are also exposed to risks applicable to debt instruments, such as credit risk and interest rate risk.
The US federal income tax treatment of a structured note will depend on the particular features of the structured note and in some cases may be uncertain. No assurance can be given that the IRS will accept, or a court will uphold, how a fund characterizes and treats structured notes for US federal income tax purposes.
Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Technology and Data Risk. The Advisor and its affiliates use various technological tools and data, including artificial intelligence, in providing certain investment advisory services such as investment research, trading, operational functions, or risk management. The technological tools the Advisor and its affiliates may employ include, but are not limited to, software, computer systems, digital systems and algorithms, including a machine learning algorithm as a component in its evaluative processes for screening high yield securities, if applicable (although all investment decisions and security selections are exclusively made by portfolio management). As technology advances, the Advisor and its affiliates expect to continue to explore, test the utility of, and potentially use a variety of technologies, including emerging forms of technology. While the Advisor and its affiliates seek to employ reasonable controls with respect to technology, there are nonetheless risks associated with the use of technology. These risks include, but are not limited to: that a technology will not perform as expected or intended; that a technology will change over time without detection by the Advisor or its affiliates; and that a technology is susceptible to cyber security risk and can be configured or used in a way that leads to unexpected or unintended results. For these and other reasons, the use of technology may result in losses, financial or otherwise, to a fund. The Advisor or its affiliates use a range of data sourced internally or from third-party providers in the investment management process. While the Advisor and its affiliates seek to ensure the reliability of the data, such data may be inaccurate, incomplete, inconsistent or out-of-date, which may result in losses, financial or otherwise, to a fund.
To Be Announced (TBA) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.
Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.
If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for US federal income tax purposes their share of the stated interest and the OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.
US Government Securities. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US government agencies.
Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm

Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
US government securities may include “zero coupon” securities that have been stripped by the US government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.
Interest rates on US government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
The government guarantee of the US government securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US government securities will tend to decline, and as interest rates fall the value of a fund’s investments in US government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
Because of the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Variable and Floating Rate Instruments. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer’s financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund’s investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.
Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.
Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.
Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.
When-Issued and Delayed-Delivery Securities. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.
At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. Rule 18f-4 under the 1940 Act permits a fund to invest in a security on a when-issued or delayed-delivery basis and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Yields and Ratings. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See “Ratings of Investments” for descriptions of the ratings provided by certain recognized rating organizations.
Zero Coupon Securities and Deferred Interest Bonds. A fund may invest in zero coupon securities that are “stripped” US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and US federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.
While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.
A fund will accrue income on such investments for US federal income tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund’s distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

Part II: Appendix II-F—Taxes
The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, that are subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. This summary assumes that investors hold shares of a fund as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.
For purposes of this summary, a “U.S. shareholder” is a beneficial owner of Shares of a fund that is, for federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a United States person (as such term is defined under the Code). The term “non-U.S. shareholder” as used in this summary means a beneficial owner of Shares of a fund that is neither a U.S. Shareholder nor a partnership for federal income tax purposes.
If an entity treated as a partnership for federal income tax purposes holds shares of a fund, the federal income tax treatment of the partnership and its partners generally will depend in part upon the status and activities of the partnership and its partners and certain determinations made at the partner level.
Regulated Investment Company Qualifications. Each fund is treated as a separate corporation for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”) and each fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Code for each taxable year. To qualify for treatment as a RIC, each fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-US currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% or more of their gross income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each fund’s taxable year, (a) at least 50% of the market value of each fund’s total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each fund’s total assets may be invested in the securities (other than US government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A fund’s investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in a fund being subject to state, local, or non-US income, franchise or withholding taxes.
Taxation of Regulated Investment Companies. As a RIC, a fund will not be subject to US federal income tax on the portion of its taxable investment income (without taking into account the deduction for dividends paid) and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code determined without regard to the deduction for dividends paid (i.e., taxable income other than its net long-term capital gain over its net short-term capital loss) for the taxable year, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to federal income tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions (including any distributions of net tax-exempt income and net long-term capital gain) generally will be taxable to shareholders as ordinary dividends to the extent of the fund’s current or accumulated earnings and profits. In such event, distributions to US shareholders that are individuals and other non-corporate US shareholders should be eligible to be treated as qualified dividend income and distributions to corporate US shareholders generally should be eligible for the dividends received deduction, provided in both cases the shareholder meets certain holding period and other requirements. Although each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each fund will be subject to US federal income taxation to the extent any such income or gains are not distributed. If a fund fails to qualify as a RIC in any taxable year, it must pay out its earnings and profits accumulated in that taxable year in order to qualify again in a subsequent taxable year as a RIC. If a fund fails to qualify as a RIC for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a RIC in a subsequent taxable year.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy the minimum distribution requirement described above.
Excise Tax. A fund will be subject to a 4% nondeductible US federal excise tax on certain undistributed income if it does not generally distribute, or be deemed to have distributed, to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, a fund may be unable to avoid the excise tax.
Fund Losses. If a fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the fund’s next taxable year, and the excess (if any) of the fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in taxable years following the taxable year giving rise to the loss.

Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.
Taxation of US Shareholders. Dividends and other distributions by a fund are generally treated under the Code as received by the U.S. shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to U.S. shareholders of record on a specified date in such a month shall be deemed to have been received by each U.S. shareholder on December 31 of such calendar year and to have been paid by the fund on such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.
Each fund intends to distribute annually to its U.S. shareholders substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and any net long-term capital gains in excess of net short-term capital losses (taking into account any available capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (taking into account any available capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, the fund may report such retained amounts as undistributed capital gains in a notice to its U.S. shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the U.S. shareholder's gross income and the federal income tax deemed paid by the U.S. shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to US federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or reinvested in additional Shares and regardless of how long a U.S. shareholder has held Shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“regular dividends”) are generally subject to federal income tax as ordinary income, subject to the discussion of qualified dividend income and tax-exempt dividends below.
If a non-corporate U.S. shareholder receives a regular dividend that is qualified dividend income and such dividend constitutes an “extraordinary dividend,” and the non-corporate U.S. shareholder subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period and aggregating dividends with ex-dividend dates within a 365-day period in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each U.S. shareholder, be treated as a tax-free return of capital to the extent of a U.S. shareholder’s basis in Shares of the fund, and as a capital gain thereafter. Because a return of capital distribution will reduce the basis of a U.S. shareholder's Shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those Shares on which the distribution was paid are sold. U.S. shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the U.S. shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.
Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and U.S. shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a fund may, for a taxable year, defer all or a portion of its capital losses, currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of US shareholder distributions.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund Shares) of certain US shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Sales of Shares. Upon the sale or exchange of Shares of a fund, a U.S. shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the U.S. shareholder’s basis in Shares of a fund. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the U.S. shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a fund Share held by the U.S. shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the U.S. shareholder with respect to such Share. Any loss realized by a U.S. shareholder on the sale of fund shares held by the U.S. shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the U.S. shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A U.S. shareholder’s ability to utilize capital losses may be limited under the Code.
Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers.
U.S. shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts. Because the federal income tax treatment of a sale or exchange of fund Shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.
Back-Up Withholding. In certain cases, federal back-up withholding will be required at the applicable withholding rate (currently a flat rate of 24%), from any dividends, distributions, redemption proceeds, and any other payments paid to a U.S. shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify that such U.S. shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a United States person (including a US resident alien) under the Code. Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s US federal income tax liability on such shareholder’s US federal income tax return.
Creation Units. An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered, plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received, plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the acquisition of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The Trust, on behalf of each fund, has the right to reject an order for a purchase of Shares of the fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given fund and if, pursuant to Sections 351 and 362 of the Code, that fund would have a basis in the securities different from the fair market value of such securities on the date of deposit. If a fund’s basis in such securities on the date of deposit was less than fair market value on such date, the fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to fair market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Investment in the Underlying Funds. A fund’s exposure to securities through an underlying fund (i.e., the Underlying Funds) may be less tax efficient than a direct investment in securities. The fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for federal income tax purposes. The fund’s sales of shares of an underlying fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred indefinitely under the wash sale rules. Any loss realized by the fund on a disposition of shares of the underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the underlying fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced federal income tax rates when distributed to individual and certain other non-corporate U.S. shareholders.
Taxation of Certain Derivatives. A fund’s transactions in zero coupon securities, non-US currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on non-US currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (ii) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-US currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a RIC.
A fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-US currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.
As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
Qualified Dividend Income. Distributions by a fund of investment company taxable income (including any short-term capital gains), whether received in cash or reinvested in Shares, will be taxable for federal income tax purposes either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to U.S. individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the fund receives qualified dividend income on the securities it holds and the fund reports the distribution as qualified dividend income and certain holding period and other requirements are satisfied. Distributions by a fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable US corporations (but generally not from entities treated as real estate investment trusts for federal income tax purposes (“US REITs”)) and certain non-US corporations (e.g., non-US corporations that are not “passive foreign investment companies” (as defined in the Code) and which are incorporated in a possession of the US or in certain countries with a comprehensive tax treaty with the US, or the stock of which is readily tradable on an established securities market in the US). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Armenia, Australia, Austria, Azerbaijan, Bangladesh, Barbados, Belgium, Bulgaria, Canada, Chile, China (but not with Hong Kong, which is treated as a separate jurisdiction for US tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Georgia, Germany, Greece, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Moldova, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Tajikistan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Ukraine, the United Kingdom, Uzbekistan and Venezuela.
A dividend from a fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex- dividend with respect to such dividend); (ii) the fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a fund from a US REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such US REIT or other RIC. It is expected that dividends received by a fund from a US REIT and distributed to a shareholder generally will be taxable to a U.S. shareholder as ordinary income.

For taxable years beginning after December 31, 2017, qualified US REIT dividends (i.e., US REIT dividends other than capital gain dividends and portions of US REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. A fund that receives qualified US REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a fund as qualified US REIT dividends, a US shareholder must hold Shares of the fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the Shares become ex dividend with respect to such dividend and the US shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a fund does not elect to pass the special character of this income through to shareholders or if a US shareholder does not satisfy the above holding period requirements, the US shareholder will not be entitled to the 20% deduction for the US shareholder’s share of the fund’s qualified US REIT dividend income.
If you lend your fund Shares pursuant to securities lending arrangements you may lose the ability to use non-US tax credits passed through by the fund or to treat fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to Shares of the fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax advisor.
Corporate Dividends Received Deduction. Dividends paid by a fund that are attributable to dividends received by the fund from US corporations may qualify for the dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180-day period beginning 90 days prior to ex-dividend date for preferred stock) during which risk of loss may not be diminished is required for the applicable shares, at both the fund and shareholder level, for a dividend to be eligible for the dividends received deduction. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law. The dividends received deduction also may be reduced as a result of a fund’s securities lending activities, hedging activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a fund.
Excess Inclusion Income. Under current law, a fund serves to block unrelated business taxable income from being realized by its tax-exempt U.S. shareholders. Notwithstanding the foregoing, a tax-exempt U.S. shareholder could realize unrelated business taxable income by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from US REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To U.S. shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (iv) cause the fund to be subject to tax if certain “disqualified organizations” as defined in the Code are fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has “unrelated business taxable income” (as defined in the Code) for a taxable year, a 100% excise tax on the “unrelated business taxable income” is imposed on the trust.
Non-US Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the fund’s “functional currency” and the time the fund actually collects such receivables or income or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the fund’s functional currency for federal income tax purposes is the US dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-US currency, non-US currency forward contracts and certain non-US currency options or futures contracts denominated in non-US currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise. Certain funds (or a “qualified business unit” of the fund) may treat the RMB as its functional currency. Under those circumstances, the fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the US dollar, but a fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the US dollar between the acquisition and disposition dates of US currency, between the date on which a fund dividend is declared and the date on which it is paid, and potentially in connection with fund redemptions.
Income received by the funds from sources within foreign countries (including, for example, interest and dividends on securities of non-US issuers) may be subject to withholding and other taxes imposed by such countries. In some cases, gain on the sale of shares of foreign issuers may also be subject to foreign tax. Tax treaties between such countries and the US may reduce or eliminate such taxes. Foreign taxes paid by the funds will reduce the return from the funds’ investments.
Each fund may be subject to non-US income taxes withheld at the source. Each fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its investors the amount of non-US income taxes paid by the fund provided that both the fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the fund’s non-US income taxes, and (ii) either deduct (in calculating US taxable income) or credit (in calculating US federal income tax) the investor’s pro rata share of the fund’s non-US income taxes. A non-US shareholder invested in the fund in a year that the fund elects to “pass through” its non-US taxes may be treated as receiving additional dividend income subject to US withholding tax. A non-US tax credit may not exceed the investor’s US federal income tax otherwise payable with respect to the investor’s non-US source income. For this purpose, shareholders must treat as non-US source gross income (i) their proportionate Shares of non-US taxes paid by the fund and (ii) the portion of any dividend paid by the fund that represents income derived from non-US sources; the fund’s gain from the sale of securities will generally be treated as US-source income. Certain limitations will be imposed to the extent to which the non-US tax credit may be claimed. Tax-exempt shareholders and shareholders investing through tax-advantaged accounts will not ordinarily benefit from this election relating to foreign taxes.
A-Shares Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect” and the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect”), foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount for U.S. federal income tax purposes (“OID”) is treated as interest income and is required to be accrued (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and, in the case of a taxable obligation, is taxable, even though a fund holding the security receives no interest payment in cash during the year. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend (to the extent of the earnings and profits of the corporate issuer) for federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as interest income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the fund will be required to accrue the acquisition discount, or OID, over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
The funds generally will be required to distribute dividends to shareholders representing discount on debt securities that is accrued, even though cash representing such income may not have been received by the fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the fund.
A fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the fund. US federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to US federal income or excise tax.

Passive Foreign Investment Companies. If a fund holds shares in “passive foreign investment companies” (“PFICs”), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.
A fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, a fund may make a mark-to-market election that would result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making either of these elections, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting. If a US shareholder recognizes a loss with respect to a fund’s Shares of $2 million or more for an individual US shareholder or $10 million or more for a corporate US shareholder, in any taxable year (or greater amounts over a combination of years), the US shareholder must file with the IRS a disclosure statement on Form 8886. A US shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-US taxes depending on each shareholder’s particular situation.
Taxation of Non-US Shareholders. Dividends paid by a fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-US investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be subject to US withholding tax. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under an income tax treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares of a fund, unless the non-U.S. shareholder is present in the United States for 183 days or more during the taxable year or the special rules relating to gain attributable to the sale or exchange of US real property interests discussed below apply to the non-U.S. shareholder's sale of Shares of the Fund.
The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-US shareholder subject to US tax on disposition of a US real property interest as if such person were a US shareholder. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in US real property); and (ii) you are a non-US shareholder that owns more than 5% of a fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, fund distributions to you to the extent derived from gain from the disposition of a US real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to US federal income tax, and requiring that you file a nonresident US income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-US shareholder that is a corporation. Even if a non-US shareholder does not own more than 5% of a fund’s shares, fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
Further, if a fund is a “US real property holding corporation,” any gain realized on the sale or exchange of fund shares by a non-U.S. shareholder that owns more than 5% of a class of fund shares would generally be taxed in the same manner as for a US shareholder. A fund will be a “US real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of US real property interests, including stock of certain US REITs.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from US federal withholding tax when they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s US source interest income, reduced by expenses that are allocable to such income), or (ii) are paid with respect to the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the fund may report all, some or none of the fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the fund’s distributions (e.g. interest from non US sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. In case of shares held through an intermediary, the intermediary may withhold on a payment even if the fund reports the payment as eligible for the exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.
Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and generally will be subject to the US estate tax.
The Foreign Account Tax Compliance Act (“FATCA”) generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund dividends and distributions and redemption proceeds. Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of shares of a RIC). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. A fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Standby Commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third- party puts or other types of features such as interest rate swaps; those investments may require the fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a RIC will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a RIC with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third-party. The fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third-party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If the fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the fund, in relation to various RIC tax provisions is unclear. However, the Advisor intends to manage the fund’s portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.
As described herein, in certain circumstances the fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. The fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense.
Exempt-interest dividends. Any dividends paid by the Xtrackers Municipal Infrastructure Revenue Bond Active ETF that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund’s taxable year, at least 50% of the total value of a fund’s assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a).
Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from U.S. shareholders’ gross income for federal income tax purposes but may result in liability for federal AMT purposes and for state and local tax purposes for both individual and corporate U.S. shareholders. For example, if a fund invests in “private activity bonds,” certain U.S. shareholders may be subject to AMT on the part of a fund’s distributions derived from interest on such bonds.
Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund’s total distributions (not including capital gain dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares. In addition, the Code may require a U.S. shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the AMT applicable to individuals. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. In addition, for taxable years beginning after December 31, 2022, exempt interest dividends may affect the corporate AMT for certain corporate shareholders. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the AMT, the federal “branch profits” tax or the federal “excess net passive income” tax. Additionally, any loss realized upon the sale or exchange of fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the AMT. Shareholders who have not held shares of a fund for a full taxable year may have reported as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.
The foregoing discussion is a summary of certain material US federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and non-US tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
PRC Taxation. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
The sale or other transfer by the Advisor and/or Subadvisor of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.05% on the transacted value. The Advisor and/or Subadvisor will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.
It is also unclear how China’s business tax may apply to activities of a QFI and how such application may be affected by tax treaty provisions.

Part II: Appendix II-G—Proxy Voting Policy and Guidelines—DWS Americas
Scope
DWS investment advisors (“DWS”)1 registered with the SEC have adopted and implemented the following Proxy Voting Policy and Guidelines – DWS Americas (“Policy and Guidelines”). The Policy and Guidelines are reasonably designed to ensure that proxies are voted in the best economic interest of DWS’s advisory clients with voting rights2 (i.e., equity securities) and in accordance with its fiduciary duties and local regulation. The Policy and Guidelines apply to DWS when on behalf of client accounts, it has taken on the responsibility to vote or provide recommendations relating to proxies.
The guidelines attached as Attachment A represent a set of recommendations (the “Guidelines”) that were determined by the DWS Proxy Voting Sub-Committee (“the PVSC”). These Guidelines were developed and approved by the PVSC to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The PVSC developed the Guidelines in consideration of various sources, including certain proxy voting guidelines of its proxy voting agent, Institutional Shareholder Services Inc. (“ISS”) as well as other sources. As a fiduciary, DWS owes its clients a duty of loyalty and duty of care. As a result, DWS has a fiduciary obligation to vote proxies in the best economic interest of clients taking into consideration reasonable costs without considering any relationship that it or its parent or affiliates may have with an issuer. In addition, the organizational structures and documents of the various DWS legal entities allow, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company.
Capitalized terms have the meaning ascribed to them in the Glossary.
DWS’s Proxy Voting Responsibilities
Proxy votes are the property of DWS’s advisory clients. As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to ISS, an independent third-party proxy voting specialist. ISS analyses and votes DWS’s advisory clients’ proxies in accordance with the Guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

1 These include DWS Investment Management Americas, Inc. (“DIMA”), DBX Advisors LLC (“DBX”) and RREEF Americas L.L.C. (“RREEF”) as well as DWS registered investment advisors based outside of the U.S. who provide services to U.S. accounts based on delegation from DIMA, DBX or RREEF.
2 For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment advisor or sub-advisor; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. DWS generally does not recall shares during a particular proxy vote but may recall shares under the limited circumstances described below. DWS maintains a list of U.S. and Canadian securities for certain clients that it does not intend to lend through a securities lending program during a given proxy voting season based on such factors as the overall ownership level to impact a vote, expected proxy votes on various matters or potential revenue associated with the security being out on loan over the period. DWS will also recall shares of securities on loan during a particular proxy vote for all products that have adopted an environmental, social and governance

(“ESG”) dedicated investment strategy. The handling of all recall requests is beyond DWS’s control and may not be satisfied in time for DWS to vote the shares in question. When shares remain on loan through a securities lending program, the portfolio management teams will not be able to participate in the votes.
POLICIES
Proxy Voting Activities are Conducted in the Best Economic Interest of Clients
DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that this responsibility includes consideration of the economic effect on companies of certain relevant ESG factors.
DWS Investment Platform
Portfolio managers or research analysts in the DWS Investment Platform with appropriate standing (“Portfolio Management”)3 review recommendations for the U.S. accounts they manage from ISS on how to vote proxies based on the application of the Guidelines. Portfolio Management and members of the PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on the application of the Guidelines, if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.
The Proxy Voting Sub-Committee
The PVSC is a sub-committee of and established by the Americas Investment Risk Fiduciary Oversight Committee pursuant to written Terms of Reference. The PVSC is responsible for overseeing DWS’s proxy voting activities, including:
•
Adopting, monitoring and updating the Guidelines that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
•
Making decisions on how to vote proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; or (ii) the Guidelines are uncertain for specific circumstances, in which case it could lead to items being referred back to the PVSC, per implementation procedures, to determine how to vote proxies in the best economic interest of DWS’s clients; (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;
•
Appeals raised by Portfolio Management, the PVSC and others to vote a particular proxy contrary to the Guidelines or recommendations from ISS based on the application of the Guidelines; and
•
Monitoring DWS’s Proxy Vendor Oversight Group (“Proxy Vendor Oversight”) proxy voting activities (see below)
DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’s proxy responsibilities in this regard.

3 Portfolio Management also includes portfolio managers from DWS registered investment advisors based outside the U.S. who provided services to the U.S. accounts based on a delegation from DIMA, DBX or RREEF.

Availability of Proxy Voting Policies and Proxy Voting Record
Copies of this Policy and Guidelines, as it may be updated from time to time are made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly available annual filings of each company’s proxy voting record for the 12-month periods ending June 30, if so required by relevant law.
Procedures
The key aspects of DWS’s proxy voting process are delineated below.
The DWS Proxy Voting Guidelines
The Guidelines set forth the PVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.
The PVSC will review the Guidelines as necessary to support the best economic interest of DWS’s clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interest of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the PVSC Chairperson(s) will ask PVSC members whether anyone outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.
The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment advisor or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same or similar matters. Further, the manner in which DWS votes proxies on behalf investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders.
Proxy Voting Recommendations and Decisions Made on a Case-by-Case Basis
Proxy Vendor Oversight will refer to Portfolio Management and members of the PVSC for review and recommendations on how to vote proxies prepared by ISS based upon the Guidelines. The proxies shall be voted on a case-by-case basis based on ISS’s application of the Guidelines. Portfolio Management and members of PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines.
Specific Proxy Voting Decisions Made by the PVSC
Proxy Vendor Oversight will refer to the PVSC only proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with this Policy and Guidelines, have been appealed. The Proxy Vendor Oversight team will present to Portfolio Management and members of the PVSC all proposals voted on a case-by-case basis in accordance with the Guidelines which will include recommendations from ISS based on ISS’s application of the Guidelines and, in certain instances as outlined in the Guidelines or its Sustainability Proxy Voting Guidelines (“Sustainability”) Policy on social and sustainability issues. Portfolio Management may appeal a recommendation when they believe that it may not be in the best economic interest of the client to vote in accordance with the recommendation, and such appeal will be referred by the Proxy Vendor Oversight team to the PVSC for consideration.
DWS’s Stewardship Voting Group (“Stewardship Voting”) provides support to the PVSC but does not make any voting recommendations or determinations. They will research vote recommendations from ISS based on its various policies. Stewardship Voting will assess whether such recommendations are in the best economic interest of clients and inform the PVSC Chairperson(s) of any such ISS recommendations that Stewardship Voting believes may not be in the best economic interest of clients. Stewardship Voting will periodically provide a report to the PVSC that includes details of its analysis with respect to the ISS recommendations based on its Sustainability Policy and how DWS voted on each proxy. Stewardship Voting may also, at the PVSC’s request, provide research and analysis related to other proxy matters.
Additionally, if Proxy Vendor Oversight, the PVSC Chairperson(s), any member of the PVSC or Portfolio Management believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interest of clients, that individual may bring the matter to the attention of the PVSC Chairperson(s) and/or Proxy Vendor Oversight.
If Proxy Vendor Oversight refers a proxy proposal to the PVSC (or Action Group) or the PVSC (or Action Group) determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interest of clients, the PVSC (or Action Group) will evaluate and instruct the Proxy Vendor Oversight team to vote the proxy in accordance with its fiduciary duty and subject to the procedures below regarding conflicts. Proxy Vendor Oversight shall periodically report to the PVSC the details of any instructions received from any Action Group.
The PVSC endeavors to determine how to vote particular proxies prior to the voting deadline.
Proxies that Cannot Be Voted or Instances When DWS Abstains from Voting
In some cases, the PVSC may determine that it is in the best economic interest of DWS’s clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS may not vote on the issue:
•
Neither the Guidelines nor specific client instructions cover an issue;
•
ISS does not make a recommendation on the issue;
•
There is not sufficient time prior to the voting deadline to make a determination as to what voting decision would be in the client’s best interest; or
•
Local regulations restrict DWS from voting on a particular issue.
•
Sanctions restrict DWS from voting on a particular issue.
In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.
There may be instances when DWS holds a position in a private company requiring a voting decision. ISS does not provide research and is unable to provide a voting recommendation based on the Guidelines with respect to private companies. As a result, DWS will refer all private company proxies to portfolio management for a review based on information that is available to them. Portfolio management will submit any recommendations to vote “For” or “Against” proposals for private companies to the PVSC for consideration. DWS will vote to “Abstain” for proposals for private companies if portfolio management does not have a recommendation to vote “For” or “Against” based on the available information.
Proxy Vendor Oversight will coordinate with the PVSC Chairperson(s) regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures
Procedures to Address Conflicts of Interest and Improper Influence
Overriding Principle
In the limited circumstances where the PVSC votes proxies,4 the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interest of DWS’s clients.5
Independence of the PVSC
As a matter of Compliance policy, the PVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need-to-know basis).
Conflict Review Procedures
The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the PVSC, the PVSC Chairperson(s) shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC’s decision on the particular vote at issue. PVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours for the Americas/Europe and 48 hours for APAC) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

4 As mentioned above, the PVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; or (ii) where voting in accordance with the Guidelines may not be in the best economic interest of clients. Further, the PVSC will review recommendations for proxies if Portfolio Management or a member of the PVSC recommends voting contrary to the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the Guidelines or ISS recommendation based on its application of the Guidelines.
5 Proxy Vendor Oversight, who serves as the non-voting secretary of the PVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.
Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC Chairperson(s).
If notified that DWS has a material conflict of interest as described above, the PVSC chairperson(s) will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chairperson(s) shall do so in accordance with the procedures set forth below.
Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.
Procedures to be followed by the PVSC
At the beginning of any discussion regarding how to vote any proxy, the PVSC Chairperson(s) (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.
The PVSC Chairperson(s) also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member, or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.
If any such incidents are reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts review. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the PVSC’s meeting minutes.
Duty to Report. Any DWS employee, including any PVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the PVSC Chairperson(s) (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members

The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.
If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three PVSC voting members remaining, the PVSC Chairperson(s) will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.
Affiliated Investment Companies, Rule 12d1-4 and Affiliated Public Companies
Investment Companies
For investment companies for which DWS or an affiliate serves as investment advisor or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). In addition, if a registered investment company (including an exchange traded fund) advised by DWS or an affiliate together with DWS advisory clients, in aggregate, (i) hold more than 25% of the outstanding voting securities of an investment company that is not a registered closed-end fund or business development company, or (ii) hold more than 10% of the outstanding voting securities of an investment company that is a registered closed-end fund or business development company, then DWS will vote its holdings in such registered investment company’s securities in the same proportion as the vote of all other holders of such securities (i.e., “mirror” or “echo” voting) as required by Rule 12d1-4 of the 1940 Act. Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of 1940 Act.
Affiliated Public Companies
For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.
Note: With respect to affiliated registered investment companies that invest in the DWS Central Cash Management Government Fund (registered under the 1940 Act), the affiliated registered investment companies are not required to engage in echo voting with respect to proxies of the DWS Central Cash Management Government Fund and the investment advisor will use these Guidelines and may determine, with respect to proxies of the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
Other Procedures that Limit Conflicts of Interest
DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:
•
Code of Conduct– Deutsche Bank Group;
•
Conflicts of Interest Policy – DWS Group;
•
Code of Ethics – DWS Group (U.S. Registered Entities); and

•
DWS Records Management Policy – Global.
The PVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the PVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.
RECORDKEEPING
At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.
•
DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
•
Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
−
The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;
−
Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;
−
Analyst worksheets created for stock option plan and share increase analyses; and
−
Proxy Edge print-screen of actual vote election.
•
DWS will: (i) retain this Policy and the Guidelines; (ii) maintain records of requests from Portfolio Management and members of the PVSC to appeal a recommendation on how to vote a proxy; (iii) maintain minutes of the meeting of the PVSC; (iv) maintain records of client requests for proxy voting information; and (v) retain any documents prepared by Proxy Vendor Oversight, Stewardship Voting or the PVSC that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•
The PVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•
With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):
•
The name of the issuer of the portfolio security;
•
The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•
The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
•
The shareholder meeting date;
•
A brief identification of the matter voted on;
•
Whether the matter was proposed by the issuer or by a security holder;
•
Whether the company cast its vote on the matter;
•
How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

•
Whether the company cast its vote for or against Management.
Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Data and Record Management Policy - Deutsche Bank Group and applicable policies and procedures thereunder.
With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.
OVERSIGHT RESPONSIBILITIES
Proxy Vendor Oversight will review a reasonable sampling of votes based on its procedures on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the PVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.
In addition, the PVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.
The PVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the PVSC’s meeting minutes.
The Proxy Vendor Oversight group will coordinate with ISS the preparation, and ensure timely filing, of the applicable Form N-PX for DWS advised registered funds and for each applicable registered investment adviser, including DIMA, RREEF and DBX.
ANNUAL REVIEW
The PVSC, in cooperation with Proxy Vendor Oversight and DWS Compliance, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.
GLOSSARY
Term	Definition
Action Group	A sub-group of the PVSC (as defined below) that will include the Chairperson(s) and at least one other member of the PVSC.
ISS	Institutional Shareholder Services, Inc.
PVSC	Proxy Voting Sub-Committee
SEC	Securities and Exchange Commission
1940 Act	Investment Company Act of 1940, as amended
LIST OF ANNEXES AND ATTACHMENTS
Attachment A – DWS Proxy Voting Guidelines – DWS Americas

Attachment A
DWS
Proxy Voting Guidelines – DWS Americas
Effective for Meetings on or after March 20, 2026

TABLE OF CONTENTS
BOARD OF DIRECTORS
Independence
Composition
Responsiveness
Accountability
Problematic Takeover Defenses, Capital Structure and Governance Structure
Problematic Audit-Related Practices
Problematic Compensation Practices
Problematic Pledging of Company Stock
Climate Accountability
Governance Failures
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
Proxy Contests/Proxy Access
Other Board Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Board Refreshment
Term/Tenure Limits
Age Limits
Board Size
Classification/Declassification of the Board
CEO Succession Planning
Cumulative Voting
Director and Officer Indemnification, Liability Protection and Exculpation
Establish/Amend Nominee Qualifications
Establish Other Board Committee Proposals
Filling Vacancies/Removal of Directors
Independent Board Chair
Majority of Independent Directors/ Establishment of Independent Committees
Majority Vote Standard for the Election of Directors
Proxy Access
Require More Nominees than Open Seats
Shareholder Engagement Policy (Shareholder Advisory Committee)
AUDIT-RELATED
Auditor Indemnification and Limitation of Liability

Auditor Ratification
Shareholder Proposals Limiting Non-Audit Services
Shareholder Proposals on Audit Firm Rotation
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
Amend Bylaws without Shareholder Consent
Control Share Acquisition Provisions
Control Share Cash-Out Provisions
Disgorgement Provisions
Fair Price Provisions
Freeze-Out Provisions
Greenmail
Shareholder Litigation Rights
Federal Forum Selection Provisions
Exclusive Forum Provisions for State Law Matters
Fee shifting
Net Operating Loss (NOL) Protective Amendments
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Management Proposals to Ratify a Poison Pill
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Proxy Voting Disclosure, Confidentiality, and Tabulation
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
Reimbursing Proxy Solicitation Expenses

Reincorporation Proposals
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Stakeholder Provisions
State Antitakeover Statutes
Supermajority Vote Requirements
Virtual Shareholder Meetings
CAPITAL RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
Common Stock Authorization
Dual Class Structure
Issue Stock for Use with Rights Plan
Preemptive Rights
Preferred Stock Authorization
Recapitalization Plans
Reverse Stock Splits
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
Share Repurchase Programs
Share Repurchase Programs Shareholder Proposals
Stock Distributions: Splits and Dividends
Tracking Stock
Restructuring
Appraisal Rights
Asset Purchases
Asset Sales
Bundled Proposals
Conversion of Securities
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans
Formation of Holding Company
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Joint Ventures
Liquidations
Mergers and Acquisitions
Private Placements/Warrants/Convertible Debentures
Reorganization/Restructuring Plan (Bankruptcy)
Special Purpose Acquisition Corporations (SPACs)
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
Spin-offs
Value Maximization Shareholder Proposals
COMPENSATION
Executive Pay Evaluation

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Equity-Based and Other Incentive Plans
Further Information on certain EPSC Factors:
Egregious Factors
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
Other Compensation Plans
401(k) Employee Benefit Plans
Employee Stock Ownership Plans (ESOPs)
Employee Stock Purchase Plans—Qualified Plans
Employee Stock Purchase Plans—Non- Qualified Plans
Option Exchange Programs/Repricing Options
Stock Plans in Lieu of Cash
Transfer Stock Option (TSO) Programs
Director Compensation
Shareholder Ratification of Director Pay Programs
Equity Plans for Non-Employee Directors
Non-Employee Director Retirement Plans
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
Compensation Consultants-Disclosure of Board or Company’s Utilization
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Golden Coffins/Executive Death Benefits
Hold Equity Past Retirement or for a Significant Period of Time
Pay Disparity
Pay for Performance/Performance-Based Awards
Pay for Superior Performance
Pre-Arranged Trading Plans (10b5-1 Plans)
Prohibit Outside CEOs from Serving on Compensation Committees

Recoupment of Incentive or Stock Compensation in Specified Circumstances
Severance and Golden Parachute Agreements
Share Buyback Impact on Incentive Program Metrics
Supplemental Executive Retirement Plans (SERPs)
Tax Gross-Up Proposals
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
ROUTINE / MISCELLANEOUS
Adjourn Meeting
Amend Quorum Requirements
Amend Minor Bylaws
Change Company Name
Change Date, Time, or Location of Annual Meeting
Other Business
SOCIAL AND ENVIRONMENTAL ISSUES
General Approach
Endorsement of Principles
Animal Welfare
Animal Welfare Policies
Animal Testing
Animal Slaughter
Consumer Issues
Genetically Modified Ingredients
Reports on Potentially Controversial Business/Financial Practices
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
Product Safety and Toxic/Hazardous Materials
Tobacco-Related Proposals
Climate Change
Environmental Justice

Financed Emissions
Just Transition
Natural Capital
Say on Climate (SoC) Management Proposals
Say on Climate (SoC) Shareholder Proposals
Climate Change/Greenhouse Gas (GHG) Emissions
Energy Efficiency
Renewable Energy
Diversity
Board Diversity
Equality of Opportunity
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Gender, Race / Ethnicity Pay Gap
Racial Equity and/or Civil Rights Audit Guidelines
Environment and Sustainability
Facility and Workplace Safety
Hydraulic Fracturing
Operations in Protected Areas
Recycling
Sustainability Reporting
Water Issues
General Corporate Issues
Charitable Contributions
Data Security, Privacy, and Internet Issues
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Tax Transparency
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
Mandatory Arbitration
Operations in High Risk Markets
Outsourcing/Offshoring
Sexual Harassment
Weapons and Military Sales
Political Activities
Lobbying
Political Contributions
Political Expenditures and Lobbying Congruency
Political Ties
REGISTERED INVESTMENT COMPANY PROXIES

Election of Directors
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
Converting Closed-end Fund to Open-end Fund
Proxy Contests
Investment Advisory Agreements
Approving New Classes or Series of Shares
Preferred Stock Proposals
1940 Act Policies
Changing a Fundamental Restriction to a Nonfundamental Restriction
Change Fundamental Investment Objective to Nonfundamental
Name Change Proposals
Change in Fund's Subclassification
Business Development Companies— Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
Disposition of Assets/Termination/ Liquidation
Changes to the Charter Document
Changing the Domicile of a Fund
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Distribution Agreements
Master-Feeder Structure

Mergers
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Reimburse Shareholder for Expenses Incurred
Terminate the Investment Advisor
INTERNATIONAL PROXY VOTING
Appendix I

NOTE: Because of the unique oversight structure and regulatory scheme applicable to closed-end and open-end investment companies, except as otherwise noted, these voting guidelines are not applicable to holdings of shares of closed-end and open-end investment companies (except Real Estate Investment Trusts).
In voting proxies that are noted case-by-case, DWS will vote such proxies based on recommendations from ISS based on its application of the Guidelines.
BOARD OF DIRECTORS
DWS’s policy is to generally vote for director nominees6, except under the following circumstances (with new nominees considered on case-by-case basis):
Independence
General Recommendation
DWS’s policy is to generally vote against7 or withhold from non-independent directors when (See Appendix 1 for Classification of Directors):
•
Independent directors comprise 50 percent or less of the board;
•
The non-independent director serves on the audit, compensation, or nominating committee;
•
The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•
The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

6 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
7 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company, and the proxy must be checked to determine the valid contrary vote option for the particular company.

Composition
Attendance at Board and Committee Meetings
DWS’s policy is to generally vote against or withhold from directors (except nominees who served only part of the fiscal year8) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•
Medical issues/illness;
•
Family emergencies; and
•
Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, DWS’s policy is to generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, DWS’s policy is to generally vote against or withhold from the director(s) in question.
Overboarded Directors
DWS’s policy is to generally vote against or withhold from individual directors who:
•
Sit on more than four public company boards; or
•
Are CEOs of public companies who sit on the boards of more than one public company besides their own—withhold only at their outside board9
Combined Chair/CEO
DWS’s policy is to vote case-by-case for new nominees who are up for election to serve as a combined Chair and CEO, taking into considerations the following:
•
A majority independent board and/or the presence of independent directors on a key board committees;
•
A clearly defined lead independent director serving as an appropriate counterbalance to a combined CEO/chair role.
DWS’s policy is to generally vote for an incumbent director who is a combined Chair and CEO up for reelection.

8 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
9 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, DWS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Responsiveness
DWS’s policy is to generally vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•
The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
−
Disclosed outreach efforts by the board to shareholders in the wake of the vote;
−
Rationale provided in the proxy statement for the level of implementation;
−
The subject matter of the proposal;
−
The level of support for and opposition to the resolution in past meetings;
−
Actions taken by the board in response to the majority vote and its engagement with shareholders;

−
The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
−
Other factors as appropriate.
•
The board failed to act on takeover offers where the majority of shares are tendered; or
•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
DWS’s policy is to generally vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and/or the say-on-pay proposal when the company’s previous say-on-pay proposal received support of less than 70 percent of votes cast. Factors that will be considered in assessing board responsiveness include:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns.
If the company discloses meaningful engagement efforts, but in addition states that it was unable to obtain specific feedback, DWS will assess company actions taken in response to the say-on-pay vote as well as the company's explanation as to why such actions are beneficial for shareholders.
Additional factors that may be considered include:
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure;
•
Significant corporate activity, such as a recent merger or proxy contest; and
•
Any other compensation action or factor considered relevant to assessing board responsiveness.
•
If the say-on-pay support level was less than 50 percent of votes cast, this would warrant the highest degree of responsiveness as assessed under the factors noted above.
DWS may also vote case-by-case on Compensation Committee members (or in exceptional cases the full board) where the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure and Governance Structure
Poison Pills
DWS’s policy is to generally vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:
•
The company has a poison pill with a deadhand or slowhand feature10;
•
The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•
The company has a long-term poison pill, (with a term of over one year) that was not approved by the public shareholders.11
DWS’s policy is to generally vote case-by-case on nominees if the board adopts an initial short-term pill (with a term of one year or less) without shareholder approval, taking into consideration:
•
The trigger threshold and other terms of the pill;
•
The disclosed rationale for the adoption;
•
The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization and extraordinary industry-wide or macroeconomic events);
•
A commitment to put any renewal to a shareholder vote;
•
The company’s overall track record on corporate governance and responsiveness to shareholders; and
•
Other factors as relevant.
Unequal Voting Rights:
DWS’s policy is to generally vote for directors of a company employing a common stock structure with unequal voting rights.12
Classified Board Structure:
DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company’s board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold / against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

10 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, DWS will generally still withhold or vote against nominees at the next shareholder meeting following its adoption.
11Approval prior to, or in connection, with a company’s becoming publicly traded or in connection with a de-SPAC transaction, is sufficient.
12This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

Removal of Shareholder Discretion on Classified Boards
DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure

For companies that hold or held their first annual meeting of public shareholders after February 1, 2015, DWS’s policy is to generally vote against or withhold from directors individually, committee member, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•
Supermajority vote requirements to amend the bylaws or charter;
•
A classified board structure; or
•
Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, DWS’s policy is to generally vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments
DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•
The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•
Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•
The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•
The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•
The company's ownership structure;
•
The company's existing governance provisions;
•
The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years DWS’s policy is generally to vote case-by-case on director nominees.
DWS’s policy is to generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•
Classified the board;
•
Adopted supermajority vote requirements to amend the bylaws or charter; or
•
Eliminated shareholders' ability to amend bylaws;

•
Adopted a fee-shifting provision; or
•
Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals
DWS’s policy is to generally vote against or withhold from the members of the governance committee if:
•
The company’s governing documents impose undue restrictions on shareholders ability to amend the bylaws.
Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of Rule 14a-8 under the Securities Exchange Act of 1934. DWS’s policy is to generally vote against or withhold on an ongoing basis in such cases.
Submission of management proposals to approve or ratify requirements in excess of the requirements under Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as insufficient restoration of shareholders’ rights. DWS’s policy is to generally vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation
DWS’s policy is to generally vote against or withhold from (the members of the governance committee) if the board lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three- and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
•
A classified board structure;
•
A supermajority vote requirement;
•
Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•
The inability of shareholders to call special meetings;
•
The inability of shareholders to act by written consent;
•
A multi-class capital structure; and/or
•
A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions
DWS’s policy is to generally vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;

•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
DWS’s policy is to generally vote against or withhold from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive;
•
The company receives an adverse opinion on the company’s financial statements from its auditor; or
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
DWS’s policy is to generally vote case-by-case on members of the Audit Committee and potentially the full board if:
•
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say-on-Pay) ballot item or in egregious situations, DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices; or
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
DWS’s policy is to generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•
The company fails to include a Say-on-Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say-on-pay; or
•
The company fails to include a Frequency of Say-on-Pay ballot item when required under SEC provisions.

DWS’s policy is to generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more consecutive or non-consecutive years/across multiple years) of awarding excessive or otherwise problematic13 non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Adverse recommendations may be warranted in the first year for director pay issues that are considered egregious13.

13 May include performance awards, retirement benefits, or problematic perquisites.

Problematic Pledging of Company Stock
DWS’s policy is to generally vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns.
The following factors will be considered:
•
The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•
The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•
Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•
Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•
Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain14, DWS’s policy is to vote case-by case on the election of the incumbent chair of the responsible committee (or other directors) in cases where DWS determines that the company is not taking the minimum steps needed to understand, assess and mitigate the risks related to climate change to the company which may lead to regulatory risks.
Minimum steps to understand and mitigate those risks are considered to be the following.
•
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
−
Board governance measures;
−
Corporate strategy;
−
Risk management analyses; and
−
Metrics and targets.
Governance Failures
DWS’s policy is to generally vote case-by-case on directors individually, committee members, or the entire board, due to:

•
Material failures of governance, stewardship, risk oversight15, or fiduciary responsibilities at the company, including failures to adequately manage or mitigate environmental, social and governance (ESG) risks;
•
Failure to replace management as appropriate; or
•
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

14Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
15 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation
In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation
DWS’s policy is to generally vote case-by-case on the election of directors in contested elections, considering the following factors:
•
Long-term financial performance of the company relative to its industry;
•
Management’s track record;
•
Background to the contested election;
•
Nominee qualifications and any compensatory arrangements;
•
Strategic plan of dissident slate and quality of the critique against management;
•
Likelihood that the proposed goals and objectives can be achieved (both slates); and
•
Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, DWS’s policy is to generally vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
General Recommendation
DWS’s policy is to generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Board Refreshment
DWS believes Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.
Term/Tenure Limits
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals regarding director term/tenure limits, considering:
•
The rationale provided for adoption of the term/tenure limit;
•
The robustness of the company’s board evaluation process;
•
Whether the limit is of sufficient length to allow for a broad range of director tenures;
•
Whether the limit would disadvantage independent directors compared to non-independent directors; and
•
Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
DWS’s policy is to generally vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
•
The scope of the shareholder proposal; and
•
Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.
Age Limits
General Recommendation
DWS’s policy is to generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. DWS’s policy is to generally vote for proposals to remove mandatory age limits.
Board Size
General Recommendation

DWS’s policy is to generally vote for proposals seeking to fix the board size or designate a range for the board size. DWS’s policy is to generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
General Recommendation
DWS’s policy is to generally vote against proposals to classify (stagger) the board. DWS’s policy is to generally vote for proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
General Recommendation
DWS’s policy is to generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
•
The reasonableness/scope of the request; and
•
The company’s existing disclosure on its current CEO succession planning process.
Cumulative Voting
General Recommendation
DWS’s policy is to generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:
•
The company has proxy access16, thereby allowing shareholders to nominate directors to the company’s ballot; and
•
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
DWS’s policy is to generally vote for proposals for cumulative voting at controlled companies (insider voting power ˃ 50%).
Director and Officer Indemnification, Liability Protection and Exculpation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals on director and officer indemnification, liability protection and exculpation17.

16 A proxy access right that meets the recommended guidelines.
17Indemnification: the condition of being secured against loss or damage.
Limited liability: a person’s financial liability is limited to the fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

DWS’s policy is to consider the stated rationale for the proposed change. DWS will also consider, among other factors, the extent to which the proposal would:
•
Eliminate directors' and officers' liability for monetary damages for violating the duty of care;
•
Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty;
•
Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; or
•
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.
DWS’s policy is to generally vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•
If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
•
If only the individual’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.
DWS’s policy is to generally vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:
•
The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•
The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•
The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•
The scope and structure of the proposal.
Establish Other Board Committee Proposals
General Recommendation
•
DWS’s policy is to generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•
Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•
Level of disclosure regarding the issue for which board oversight is sought;
•
Company performance related to the issue for which board oversight is sought;
•
Board committee structure compared to that of other companies in its industry sector; and
•
The scope and structure of the proposal.
Filling Vacancies/Removal of Directors
General Recommendation
DWS’s policy is to generally vote against proposals that provide that directors may be removed only for cause.
•
DWS’s policy is to generally vote for proposals to restore shareholders’ ability to remove directors with or without cause.
•
DWS’s policy is to generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•
DWS’s policy is to generally vote for proposals that permit shareholders to elect directors to fill board vacancies.
Independent Board Chair
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
•
The scope and rationale of the proposal;
•
The company's current board leadership structure;
•
The company's governance structure and practices;
•
Company performance; and
•
Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
•
A majority non-independent board and/or the presence of non-independent directors on key board committees;
•
A weak or poorly defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
•
The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•
Evidence that the board has failed to oversee and address material risks facing the company;

•
A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•
Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Majority of Independent Directors/Establishment of Independent Committees
General Recommendation
DWS’s policy is to generally vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by DWS’s definition of Independent Director.
DWS’s policy is to generally vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.
Majority Vote Standard for the Election of Directors
General Recommendation
DWS’s policy is to generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. DWS’s policy is to generally vote against such proposals if no carve-out for a plurality vote standard in contested elections is included.
DWS’s policy is to generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Access
General Recommendation
DWS’s policy is to generally vote for management and shareholder proposals for proxy access with the following provisions:
•
Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
•
Cap: cap on nominees of generally twenty-five percent (25%) of the board.
DWS will review for reasonableness any other restrictions on the right of proxy access. DWS’s policy is to generally vote against proposals that are more restrictive than these guidelines.
Require More Nominees than Open Seats
General Recommendation
DWS’s policy is to generally vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•
Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•
Effectively disclosed information with respect to this structure to its shareholders;
•
Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•
The company has an independent chair or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.
AUDIT-RELATED
Auditor Indemnification and Limitation of Liability
General Recommendation
DWS’s policy is to generally vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:
•
The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
•
The motivation and rationale for establishing the agreements;
•
The quality of the company’s disclosure; and
•
The company’s historical practices in the audit area.
DWS’s policy is to generally vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
General Recommendation
DWS’s policy is to generally vote for proposals to ratify auditors unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•
Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•
Non-audit (“other”) fees ˃ audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
•
The tenure of the audit firm;
•
The length of rotation specified in the proposal;
•
Any significant audit-related issues at the company;
•
The number of Audit Committee meetings held each year;
•
The number of financial experts serving on the committee; and
•
Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
General Recommendation
DWS’s policy is to generally vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Bylaws without Shareholder Consent
General Recommendation
DWS’s policy is to generally vote against proposals giving the board exclusive authority to amend the bylaws.
DWS’s policy is to generally vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:
•
Any impediments to shareholders' ability to amend the bylaws (i.e., supermajority voting requirements);
•
The company's ownership structure and historical voting turnout;
•
Whether the board could amend bylaws adopted by shareholders; and
•
Whether shareholders would retain the ability to ratify any board-initiated amendments.
Control Share Acquisition Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
DWS’s policy is to generally vote against proposals to amend the charter to include control share acquisition provisions. DWS’s policy is to generally vote for proposals to restore voting rights to the control shares.
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Control Share Cash - Out Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of control share cash-out statutes.
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of state disgorgement provisions.
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.
Fair Price Provisions
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
DWS’s policy is to generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
General Recommendation
DWS’s policy is to generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
DWS’s policy is to generally vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Shareholder Litigation Rights
Federal Forum Selection Provisions
Federal forum selection provisions require that U.S federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.
General Recommendation

DWS’s policy is to generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
DWS’s policy is to generally vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Exclusive Forum Provisions for State Law Matters
Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).
General Recommendation
DWS’s policy is to generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, DWS’s policy is to generally vote case-by-case on exclusive forum provisions, taking into consideration:
•
The company's stated rationale for adopting such a provision;
•
Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
•
The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.
DWS’s policy is to generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Fee shifting
Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.
General Recommendation
DWS’s policy is to generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).
Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.
Net Operating Loss (NOL) Protective Amendments
General Recommendation

DWS’s policy is to generally vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
DWS’s policy is to generally vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•
Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, DWS’s policy is to generally vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•
No lower than a 20 percent trigger, flip-in or flip-over;
•
A term of no more than three years;

•
No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
General Recommendation
DWS’s policy is to generally vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
DWS’s policy is to vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Proxy Voting Disclosure, Confidentiality, and Tabulation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.
While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
•
The scope and structure of the proposal;
•
The company's stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•
The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•
Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•
Any recent controversies or concerns related to the company's proxy voting mechanics;
•
Any unintended consequences resulting from implementation of the proposal; and
•
Any other factors that may be relevant.
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
General Recommendation
DWS’s policy is to generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Reimbursing Proxy Solicitation Expenses
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to reimburse proxy solicitation expenses.
When voting in conjunction with support of a dissident slate, DWS’s policy is to generally vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.
DWS’s policy is to generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•
The election of fewer than 50 percent of the directors to be elected is contested in the election;
•
One or more of the dissident’s candidates is elected;
•
Shareholders are not permitted to cumulate their votes for directors; and

•
The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
General Recommendation
Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:
•
Reasons for reincorporation;
•
Comparison of company's governance practices and provisions prior to and following the reincorporation; and
•
Comparison of corporation laws of original state and destination state.
DWS’s policy is to generally vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
DWS’s policy is to vote case-by-case for reincorporation out of Delaware into another state, taking into consideration the potential loss of shareholder rights.
Shareholder Ability to Act by Written Consent
General Recommendation
DWS’s policy is to generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
DWS’s policy is to generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•
Shareholders' current right to act by written consent;
•
The consent threshold;
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management's response to, previous shareholder proposals.
DWS’s policy is to vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•
An unfettered18 right for shareholders to call special meetings at a 10 percent threshold;
•
A majority vote standard in uncontested director elections;
•
No non-shareholder-approved pill; and
•
An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation

DWS’s policy is to generally vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

18 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

DWS’s policy is to generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•
Shareholders’ current right to call special meetings;
•
Minimum ownership threshold necessary to call special meetings (10 percent preferred);
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management’s response to, previous shareholder proposals.
Stakeholder Provisions
General Recommendation
DWS’s policy is to generally vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).
Supermajority Vote Requirements
General Recommendation
DWS’s policy is to generally vote against proposals to require a supermajority shareholder vote.
•
DWS’s policy is to generally vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, DWS’s policy is to generally vote case-by-case, taking into account:
•
Ownership structure;
•
Quorum requirements; and
•
Vote requirements.

Virtual Shareholder Meetings
General Recommendation
DWS’s policy is to generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only19 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

19 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

DWS’s policy is to vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•
Scope and rationale of the proposal; and
•
Concerns identified with the company’s prior meeting practices.
CAPITAL / RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
General Recommendation
DWS’s policy is to generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
DWS’s policy is to vote for management proposals to eliminate par value.
Common Stock Authorization
General Authorization Requests
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
•
if share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;
•
If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;
•
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or
•
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•
The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
•
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•
The company has a non-shareholder approved poison pill (including an NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•
In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•
A government body has in the past year required the company to increase capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation
DWS’s policy is to generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•
Twice the amount needed to support the transactions on the ballot, and
•
The allowable increase as calculated for general issuances above.
Dual Class Structure
General Recommendation
DWS’s policy is to generally vote against proposals to create a new class of common stock unless:
•
The company discloses a compelling rationale for the dual-class capital structure, such as:
•
The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•
The new class of shares will be transitory;

•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
General Recommendation: DWS’s policy is to generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).
Preemptive Rights
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that seek pre-emptive rights, taking into consideration:
•
The size of the company;
•
The shareholder base; and
•
The liquidity of the stock.
Preferred Stock Authorization
General Authorization Requests
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes as follows:
•
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;
•
If share usage is 50% to 100% of the current authorized, vote for an increase up to 100% of current authorized shares;
•
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage;
•
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or
•
If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.
DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•
If the shares requested are blank check preferred shares that can be used for antitakeover purposes20;
•
The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);
•
The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•
The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
•
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•
The company has a non-shareholder approved poison pill (including NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

20 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”; i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•
In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•
A government body has in the past year required the company to increase capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation
DWS’s policy is to generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•
Twice the amount needed to support the transactions on the ballot, and
•
The allowable increase as calculated for general issuances above.
Recapitalization Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:
•
More simplified capital structure;

•
Enhanced liquidity;
•
Fairness of conversion terms;
•
Impact on voting power and dividends;
•
Reasons for the reclassification;
•
Conflicts of interest; and
•
Other alternatives considered.
Reverse Stock Splits
General Recommendation
DWS’s policy is to generally vote for management proposals to implement a reverse stock split if:
•
The number of authorized shares will be proportionately reduced; or
•
The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.
DWS’s policy is to generally vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:
•
Stock exchange notification to the company of a potential delisting;
•
Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
•
The company's rationale; or
•
Other factors as applicable.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation
For U.S. domestic Issuers incorporated outside the U.S. and listed solely on a U.S. exchange, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 20% of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 50% of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
DWS’s policy is to generally vote case-by-case on share issuances for a specific transaction or financing proposal.
Share Repurchase Programs
General Recommendation

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, DWS’s policy is to generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
•
Greenmail,
•
The use of buybacks to inappropriately manipulate incentive compensation metrics,
•
Threats to the company's long-term viability, or
•
Other company-specific factors as warranted.
DWS’s policy is to generally vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
General Recommendation
DWS’s policy is to generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. DWS’s policy is to generally vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Distributions: Splits and Dividends
General Recommendation
DWS’s policy is to generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.
Tracking Stock
General Recommendation
DWS’s policy is to generally vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•
Adverse governance changes;
•
Excessive increases in authorized capital stock;
•
Unfair method of distribution;
•
Diminution of voting rights;
•
Adverse conversion features;
•
Negative impact on stock option plans; and
•
Alternatives such as spin-off.

Restructuring
Appraisal Rights
General Recommendation
DWS’s policy is to generally vote for proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
General Recommendation
DWS’s policy is to generally vote case-by-case on asset purchase proposals, considering the following factors:
•
Purchase price;
•
Fairness opinion;
•
Financial and strategic benefits;
•
How the deal was negotiated;
•
Conflicts of interest;
•
Other alternatives for the business; and
•
Non-completion risk.
Asset Sales
General Recommendation
DWS’s policy is to generally vote case-by-case on asset sales, considering the following factors:
•
Impact on the balance sheet/working capital;
•
Potential elimination of diseconomies;
•
Anticipated financial and operating benefits;
•
Anticipated use of funds;
•
Value received for the asset;
•
Fairness opinion;
•
How the deal was negotiated; and
•
Conflicts of interest.
Bundled Proposals
General Recommendation

DWS’s policy is to generally vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
DWS’s policy is to vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
•
Dilution to existing shareholders' positions;
•
Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•
Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
•
Management's efforts to pursue other alternatives;
•
Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•
Conflict of interest - arm's length transaction, managerial incentives.
DWS’s policy is to generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:
•
The reasons for the change;
•
Any financial or tax benefits;
•
Regulatory benefits;

•
Increases in capital structure; and
•
Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend for the transaction, DWS’s policy is to generally vote against the formation of a holding company if the transaction would include either of the following:
•
Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•
Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
General Recommendation
DWS’s policy is to generally vote case-by-case on going private transactions, taking into account the following:
•
Offer price/premium;
•
Fairness opinion;
•
How the deal was negotiated;
•
Conflicts of interest;
•
Other alternatives/offers considered; and
•
Non-completion risk.
DWS’s policy is to vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•
Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and
•
Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
−
Are all shareholders able to participate in the transaction?
−
Will there be a liquid market for remaining shareholders following the transaction?
−
Does the company have strong corporate governance?
−
Will insiders reap the gains of control following the proposed transaction?
−
Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to form joint ventures, taking into account the following:
•
Percentage of assets/business contributed;
•
Percentage ownership;

•
Financial and strategic benefits;
•
Governance structure;
•
Conflicts of interest;
•
Other alternatives; and
•
Non-completion risk.
Liquidations
General Recommendation
DWS’s policy is to generally vote case-by-case on liquidations, taking into account the following:
•
Management’s efforts to pursue other alternatives;
•
Appraisal value of assets; and
•
The compensation plan for executives managing the liquidation.
DWS’s policy is to generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
General Recommendation
DWS’s policy is to generally vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Private Placements/Warrants/Convertible Debentures
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
•
Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent pre-emptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances, from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
•
Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
−
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
−
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
•
Financial issues:
−
The company's financial condition;
−
Degree of need for capital;
−
Use of proceeds;
−
Effect of the financing on the company's cost of capital;
−
Current and proposed cash burn rate; and
−
Going concern viability and the state of the capital and credit markets.
•
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
•
Control issues:
−
Change in management;
−
Change in control;
−
Guaranteed board and committee seats;
−
Standstill provisions;
−
Voting agreements;
−
Veto power over certain corporate actions; and

−
Minority versus majority ownership and corresponding minority discount or majority control premium.
•
Conflicts of interest:
−
Conflicts of interest should be viewed from the perspective of the company and the investor; and
−
Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
•
Market reaction:
−
The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
DWS’s policy is to generally vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•
Estimated value and financial prospects of the reorganized company;
•
Percentage ownership of current shareholders in the reorganized company;
•
Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•
The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•
Existence of a superior alternative to the plan of reorganization; and
•
Governance of the reorganized company.
Special Purpose Acquisition Corporations (SPACs)
General Recommendation
DWS’s policy is to generally vote case-by-case on SPAC mergers and acquisitions taking into account the following:
•
Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
•
Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•
Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
•
Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
•
Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
•
Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation
DWS’s policy is to generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
Spin-offs
General Recommendation
DWS’s policy is to generally vote case-by-case on spin-offs, considering:
•
Tax and regulatory advantages;
•
Planned use of the sale proceeds;
•
Valuation of spinoff;
•
Fairness opinion;
•
Benefits to the parent company;
•
Conflicts of interest;
•
Managerial incentives;
•
Corporate governance changes; and
•
Changes in the capital structure.

Value Maximization Shareholder Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to maximize shareholder value by:
•
Hiring a financial advisor to explore strategic alternatives;
•
Selling the company; or
•
Liquidating the company and distributing the proceeds to shareholders.
These proposals should be evaluated based on the following factors:
•
Prolonged poor performance with no turnaround in sight;
•
Signs of entrenched board and management (such as the adoption of takeover defenses);
•
Strategic plan in place for improving value;
•
Likelihood of receiving reasonable value in a sale or dissolution; and
•
The company actively exploring its strategic options, including retaining a financial advisor.
COMPENSATION
Executive Pay Evaluation
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation
DWS’s policy is to generally vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
DWS’s policy is to vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices; or
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
For S&P 500 companies, DWS’s policy is to generally vote against the company’s executive compensation plan or other equity-based compensation if employee stock option expenses are excluded from the company’s non-GAAP earnings figures in any public presentation or communications.
DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•
The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•
The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•
The situation is egregious.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
General Recommendation
DWS’s policy is to generally vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
General Recommendation
DWS’s policy is to generally vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.
Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
•
Single- or modified-single-trigger cash severance;
•
Single-trigger acceleration of unvested equity awards;
•
Full acceleration of equity awards granted shortly before the change in control;
•
Acceleration of performance awards above the target level of performance without compelling rationale;
•
Excessive cash severance (generally ˃3x base salary and bonus);
•
Excise tax gross-ups triggered and payable; or
•
Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value);
•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•
The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), DWS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on equity-plan proposals subject to the Equity Plan Scorecard framework, where positive factors may counterbalance negative factors under three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
−
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
−
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
−
Quality of disclosure around vesting upon a change in control (CIC);
−
Discretionary vesting authority;
−
Liberal share recycling on various award types;
−
Lack of minimum vesting period for grants made under the plan;
−
Dividends payable prior to award vesting; and
−
Cash-denominated award limits for non-employee directors.
•
Grant Practices:
−
The company’s three-year burn rate relative to its industry/market cap peers;
−
Vesting requirements in CEO's recent equity grants;
−
The estimated duration of the plan;
−
The proportion of the CEO's most recent equity grants/awards classified as performance based;
−
Whether the company maintains a sufficient claw-back policy; and
−
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
DWS’s policy is to generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•
The plan is excessively dilutive to shareholders' holdings;
•
The plan contains an evergreen (automatic share replenishment) feature;
•
The plan lacks sufficient positive features under the Plan Features pillar; or

•
Any other factors that are determined to have a significant negative impact on shareholder interests.
•
For S&P 500 companies, DWS will generally vote against the plan if employee stock option expenses are excluded from their non-GAAP earnings figures in any public presentation or communications.
Further Information on certain EPSC Factors:
Shareholder Value Transfer (SVT)
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.
For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21
Three-Year Value-Adjusted Burn Rate
A “Value-Adjusted Burn Rate” is used for stock plan valuations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.
The Value-Adjusted Burn rate is calculated as follows:
Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).
Egregious Factors
Liberal Change in Control Definition
DWS’s policy is to generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Repricing Provisions
DWS’s policy is to generally vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•
Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•
Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
•
Cancel underwater options in exchange for stock awards; or
•
Provide cash buyouts of underwater options.
DWS’s policy is to generally vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if repricing is allowed in their equity plan.

21 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

DWS’s policy is to generally vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
If the equity plan on the ballot is a vehicle for problematic pay practices, DWS’s policy is to generally vote against the plan.
DWS’s policy is to generally vote against an equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:
•
Severity of the pay-for-performance misalignment;
•
Whether problematic equity grant practices are driving the misalignment; and/or
•
Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
General Recommendation: DWS’s policy is to generally vote case-by-case on amendments to cash and equity incentive plans.
DWS’s policy is to generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•
Addresses administrative features only; or
•
Seeks approval for Section 162(m) purposes only and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

DWS’s policy is to generally vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•
Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.
DWS’s policy is to generally vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.
DWS’s policy is to generally vote case-by-case on all other proposals to amend equity incentive plans, considering the following:
•
If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;
•
If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and
•
If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.
In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Other Compensation Plans
401(k) Employee Benefit Plans
General Recommendation
DWS’s policy is to generally vote for proposals to implement a 401(k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
General Recommendation: DWS’s policy is to generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on qualified employee stock purchase plans. DWS’s policy is to generally vote for employee stock purchase plans where all of the following apply:
•
Purchase price is at least 85 percent of fair market value;
•
Offering period is 27 months or less; and
•
The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
DWS’s policy is to generally vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.
Employee Stock Purchase Plans—Non-Qualified Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on nonqualified employee stock purchase plans. DWS’s policy is to generally vote for nonqualified employee stock purchase plans with all the following features:
•
Broad-based participation;
•
Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•
Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
•
No discount on the stock price on the date of purchase when there is a company matching contribution.
DWS’s policy is to generally vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, DWS may evaluate the SVT cost of the plan as part of the assessment.
Option Exchange Programs/Repricing Options
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:
•
Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•
Rationale for the re-pricing—was the stock price decline beyond management's control;
•
Is this a value-for-value exchange;
•
Are surrendered stock options added back to the plan reserve;
•
Timing—repricing should occur at least one year out from any precipitous drop in company's stock price;
•
Option vesting—does the new option vest immediately or is there a black-out period;

•
Term of the option—the term should remain the same as that of the replaced option;
•
Exercise price—should be set at fair market or a premium to market; and
•
Participants—executive officers and directors must be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
DWS’s policy is to generally vote for shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
General Recommendation
DWS’s policy is to generally vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
DWS’s policy is to generally vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
DWS’s policy is to generally vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, DWS will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
General Recommendation
One-time Transfers: DWS’s policy is to generally vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
DWS’s policy is to generally vote case-by-case on one-time transfers. DWS’s policy is to generally vote for such proposals if:
•
Executive officers and non-employee directors are excluded from participating;
•
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
•
There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: DWS’s policy is to generally vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•
Eligibility;
•
Vesting;
•
Bid-price;
•
Term of options;
•
Cost of the program and impact of the TSOs on company’s total option expense; and
•
Option repricing policy.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Shareholder Ratification of Director Pay Programs
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:
•
If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•
An assessment of the following qualitative factors:
−
The relative magnitude of director compensation as compared to companies of a similar profile;
−
The presence of problematic pay practices relating to director compensation;
−
Director stock ownership guidelines and holding requirements;
−
Equity award vesting schedules;
−
The mix of cash and equity-based compensation;
−
Meaningful limits on director compensation;
−
The availability of retirement benefits or perquisites; and
−
The quality of disclosure surrounding director compensation.
Equity Plans for Non-Employee Directors
General Recommendation
DWS’s policy is to generally vote case-by-case on compensation plans for non-employee directors, based on:
•
The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•
The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
•
The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).
On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, DWS’s policy is to generally vote case-by-case on the plan taking into consideration the following qualitative factors:
•
The relative magnitude of director compensation as compared to companies of a similar profile;
•
The presence of problematic pay practices relating to director compensation;
•
Director stock ownership guidelines and holding requirements;
•
Equity award vesting schedules;
•
The mix of cash and equity-based compensation;
•
Meaningful limits on director compensation;
•
The availability of retirement benefits or perquisites; and
•
The quality of disclosure surrounding director compensation.
Non-Employee Director Retirement Plans
General Recommendation
DWS’s policy is to generally vote against retirement plans for non-employee directors. DWS’s policy is to generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
•
The company’s past practices regarding equity and cash compensation;
•
Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•
Whether the company has a rigorous claw-back policy in place.
Compensation Consultants—Disclosure of Board or Company’s Utilization
General Recommendation
DWS’s policy is to generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors
General Recommendation
DWS’s policy is to generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
DWS’s policy is to generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.
DWS’s policy is to generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
DWS’s policy is to generally vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.
Golden Coffins/Executive Death Benefits
General Recommendation
DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:
•
The percentage/ratio of net shares required to be retained;
•
The time period required to retain the shares;
•
Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
•
Whether the company has any other policies aimed at mitigating risk taking by executives;
•
Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
•
Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.
Pay Disparity
General Recommendation

DWS’s policy is to generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:
•
The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
•
If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
•
The level of shareholder support for the company's pay programs.
DWS’s policy is to generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.
Pay for Performance/Performance-Based Awards
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•
First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and
•
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.
DWS’s policy is to generally vote for the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:
•
Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•
Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•
Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
•
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
•
What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•
Can shareholders assess the correlation between pay and performance based on the current disclosure?
•
What type of industry and stage of business cycle does the company belong to?
Pre-Arranged Trading Plans (10b5-1 Plans)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:
•
Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
•
Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•
Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•
Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•
An executive may not trade in company stock outside the 10b5-1 Plan; or
•
Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Prohibit Outside CEOs from Serving on Compensation Committees
General Recommendation: DWS’s policy is to generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoupment of Incentive or Stock Compensation in Specified Circumstances
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.
In considering whether to support such shareholder proposals, DWS will take into consideration the following factors:
•
If the company has adopted a formal recoupment policy;
•
The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
•
Whether the company has chronic restatement history or material financial problems;
•
Whether the company’s policy substantially addresses the concerns raised by the proponent;
•
Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
•
Any other relevant factors.
Severance and Golden Parachute Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.
Factors that will be considered include, but not limited to:
•
The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
•
Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
•
Any recent severance-related controversies; and
•
Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.
Share Buyback Impact on Incentive Program Metrics
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:
•
The frequency and timing of the company's share buybacks;
•
The use of per-share metrics in incentive plans;
•
The effect of recent buybacks on incentive metric results and payouts; and
•
Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
DWS’s policy is to generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.
Tax Gross-Up Proposals
General Recommendation
DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.
The following factors will be considered:
•
The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and
•
Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
DWS’s policy is to generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
ROUTINE / MISCELLANEOUS
Adjourn Meeting
General Recommendation
DWS’s policy is to generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
DWS’s policy is to generally vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. DWS’s policy is to generally vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:
•
The new quorum threshold requested;
•
The rationale presented for the reduction;
•
The market capitalization of the company (size, inclusion in indices);
•
The company’s ownership structure;
•
Previous voter turnout or attempts to achieve quorum;
•
Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
•
Other factors as appropriate.
In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.
DWS’s policy is to generally vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.
Amend Minor Bylaws
General Recommendation
DWS’s policy is to generally vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
General Recommendation
DWS’s policy is to generally vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.
Change Date, Time, or Location of Annual Meeting
General Recommendation
DWS’s policy is to generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.
DWS’s policy is to generally vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
General Recommendation
DWS’s policy is to generally vote against proposals to approve other business when it appears as a voting item.

SOCIAL AND ENVIRONMENTAL ISSUES
General Approach
DWS’s policy considers the recommendations of the ISS Sustainability Proxy Voting Guidelines for social and environmental shareholder proposals. DWS’s policy is to generally vote for social and environmental shareholder proposals that are in the best economic interest of clients. DWS’s general policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will analyze the following factors:
•
Whether the proposal itself is well framed and reasonable;
•
Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
•
Whether the company’s analysis and voting recommendation to shareholders is persuasive;
•
The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the issues presented in the proposal are best dealt with through legislation, regulation, or company-specific action;
•
The company’s relevant practices compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
•
If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
•
Whether implementation of the proposal would achieve the objectives sought in the proposal; and
•
Whether the proposal addresses substantive matters that may impact shareholders' interests, including how the proposal may impact shareholders' rights.
Endorsement of Principles
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare
Animal Welfare Policies
General Recommendation
DWS’s policy is to generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, considering whether:
•
The company has already published a set of animal welfare standards and monitors compliance;
•
The company’s standards are comparable to industry peers; and
•
There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.
Animal Testing
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to phase out the use of animals in product testing, considering whether:
•
The company is conducting animal testing programs that are unnecessary or not required by regulation;
•
The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
•
There are recent, significant fines or litigation related to the company’s treatment of animals.
Animal Slaughter
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
DWS’s policy is to generally vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.
DWS’s policy is to generally vote for proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:
•
The potential impact of such labelling on the company's business;

•
The quality of the company’s disclosure on GE product labelling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•
Company’s current disclosure on the feasibility of GE product labelling.
DWS’s policy is to generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs).
DWS’s policy is to generally vote against proposals to phase out GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.
Reports on Potentially Controversial Business/Financial Practices
General Recommendation
DWS’s policy is to generally vote for requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:
•
Whether the company has adequately disclosed mechanisms in place to prevent abuses;
•
Whether the company has adequately disclosed the financial risks of the products/practices in question;
•
Whether the company has been subject to violations of related laws or serious controversies; and
•
Peer companies’ policies/practices in this area.
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
General Recommendation
DWS’s policy is to generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products taking into account whether the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.
DWS’s policy is to generally vote for proposals requesting that a company report on its product pricing or access to medicine policies, considering:
•
The potential for reputational, market, and regulatory risk exposure;
•
Existing disclosure of relevant policies;
•
Deviation from established industry norms;
•
Relevant company initiatives to provide research and/or products to disadvantaged consumers;
•
Whether the proposal focuses on specific products or geographic regions;
•
The potential burden and scope of the requested report; and
•
Recent significant controversies, litigation, or fines at the company.
DWS’s policy is to generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

DWS’s policy is to generally vote case-by-case on proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.
Product Safety and Toxic/Hazardous Materials
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, considering whether:
•
The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
•
The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or
•
The company has not been recently involved in relevant significant controversies, fines, or litigation.
DWS’s policy is to generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:
•
The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
•
Current regulations in the markets in which the company operates; and
•
Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.
DWS’s policy is to generally vote against resolutions requiring that a company reformulate its products.
Tobacco-Related Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
•
Recent related fines, controversies, or significant litigation;
•
Whether the company complies with relevant laws and regulations on the marketing of tobacco;
•
Whether the company’s advertising restrictions deviate from those of industry peers;
•
Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
•
Whether restrictions on marketing to youth extend to foreign countries.
DWS’s policy is to generally vote case-by-case on proposals regarding second-hand smoke, considering;
•
Whether the company complies with all laws and regulations;
•
The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•
The risk of any health-related liabilities.
DWS’s policy is to generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
DWS’s policy is to generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.
Climate Change
Environmental Justice
DWS will generally vote against shareholder proposals requesting disclosure of an environmental justice report or assessment where communities of color and low-income communities are disproportionately impacted by environmental pollution.
Financed Emissions
For financial institutions and companies providing financial services, DWS will generally vote against shareholder proposals requesting companies to increase disclosure of its financed emissions.
DWS will generally vote against shareholder proposals requesting companies adopt a policy to reduce their financed emissions.
Just Transition
DWS will generally vote against shareholder proposals requesting just transition or labor protection disclosures.
Natural Capital
DWS will generally vote against shareholder proposals requesting disclosure of biodiversity’s impact.
DWS will generally vote against shareholder proposals requesting companies to increase disclosure and/or to adopt sustainable sourcing policies with regards to natural capital related risks and impacts.
Say on Climate (SoC) Management Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals that request shareholders to approve the company’s transition action plan22, taking into account the completeness and rigor of the plan.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

Information that will be considered where available includes the following:
•
The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•
Disclosure of its operational and supply chain Green House Gas (GHG) emissions (Scopes 1, 2, and 3);
•
The completeness, feasibility and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2 and 3 if relevant);
•
Whether the company has sought and received third-party approval that its targets are science-based;
•
Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
•
Whether the company’s climate data has received third-party assurance;
•
Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
•
Whether there are specific industry decarbonization challenges; and
•
The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals that request the company to disclose a report on providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
•
The completeness, feasibility and rigor of the company’s climate-related disclosure;
•
The company’s actual GHG emissions performance;
•
Whether the company has been the subject of recent, significant violations, fines litigation, or controversy related to its GHG emissions; and
•
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation
DWS’s policy is to generally vote for resolutions requesting that a company disclose information on the climate change related financial, physical, or regulatory risks it faces to its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•
Whether the company provides current, publicly available information on the climate change-related financial, physical or regulatory risks it faces to its operations and investments, or on the impact that climate change may have on the company;
•
Associated company policies and practices addressing climate change related risks and/or opportunities;
•
The company's level of disclosure compared to industry peers; and
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

DWS’s policy is to generally vote for proposals requesting that a company report on its greenhouse gas (GHG) emissions from company operations and/or products and operations, considering:
•
Whether the company discloses current, publicly available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•
Whether the company's level of disclosure is comparable to that of industry peers; or
•
Whether there are significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
DWS’s policy is to generally vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, considering:
•
The company's actual GHG emissions performance;
•
The company's current GHG emission policies, oversight mechanisms, and related initiatives;
•
Whether the company provides disclosure of year-over-year GHG performance data;
•
Whether the company disclosure lags behind industry peers; and
•
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Energy Efficiency
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its energy efficiency policies, considering whether:
•
The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
•
The proponent requests adoption of specific energy efficiency goals within specific timelines.
Renewable Energy
General Recommendation
DWS’s policy is to generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.
DWS’s policy is to generally vote case-by-case on proposals seeking increased investment in renewable energy resources taking into consideration whether the terms of the resolution are overly restrictive.
DWS’s policy is to generally vote case-by-case on proposals that call for the adoption of renewable energy goals, taking into account:
•
The scope and structure of the proposal;
•
The company's current level of disclosure on renewable energy use and GHG emissions; and

•
The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.
Diversity
Board Diversity
General Recommendation
DWS’s policy is to generally vote for requests for reports on a company's efforts to diversify the board, considering whether:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
DWS’s policy is to generally vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
•
The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•
The level of gender and racial minority representation that exists at the company’s industry peers;
•
The company’s established process for addressing gender and racial minority board representation;
•
Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•
The independence of the company’s nominating committee;
•
Whether the company uses an outside search firm to identify potential director nominees; and
•
Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Equality of Opportunity
General Recommendation
DWS’s policy is to generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, taking into consideration:
•
Whether the company publicly discloses equal employment opportunity policies and initiatives;
•
Whether the company publicly discloses comprehensive workforce diversity data; or
•
Whether the company has recent significant workplace discrimination/fair employment violations or litigation.
DWS’s policy is to generally vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
DWS’s policy is to generally vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.
DWS’s policy is to generally vote case-by-case on proposals seeking information on the diversity efforts of suppliers and service providers.

Gender Identity, Sexual Orientation and Domestic Partner Benefits
General Recommendation
DWS’s policy is to generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.Generally, vote for proposals to extend company benefits to domestic partners.
DWS’s policy is to generally vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
DWS’s policy is to generally vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.
Gender, Race / Ethnicity Pay Gap
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for reports on a company's pay data by gender or race /ethnicity, or a report on a company’s policies and goals to reduce any gender, or race /ethnicity pay gaps, taking into account:
•
The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
•
The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives is compared to its industry peers; and
•
Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
•
The company's established process or framework for addressing racial inequity and discrimination internally;
•
Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
•
Whether the company has issued a public statement related to its racial justice efforts in recent years; or has committed to internal policy review;
•
Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
•
The company’s track record in recent years of racial justice measures and outreach externally;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability
Facility and Workplace Safety
General Recommendation
DWS’s policy is to generally vote for requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:
•
The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
•
The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
•
Recent significant controversies, fines, or violations related to workplace health and safety; and
•
The company's workplace health and safety performance relative to industry peers.
DWS’s policy is to generally vote case-by-case on resolutions requesting that a company report on or implement safety/security risk procedures associated with their operations and/or facilities, considering:
•
The company’s compliance with applicable regulations and guidelines;
•
The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
•
The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.
Hydraulic Fracturing
General Recommendation
DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:
•
The company's current level of disclosure of relevant policies and oversight mechanisms;
•
The company's current level of such disclosure relative to its industry peers;
•
Potential relevant local, state, or national regulatory developments; and
•
Controversies, fines, or litigation related to the company's hydraulic fracturing operations.
Operations in Protected Areas
General Recommendation
DWS’s policy is to generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, considering whether:
•
Operations in the specified regions are not permitted by current laws or regulations;

•
The company does not currently have operations or plans to develop operations in these protected regions; or
•
The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.
DWS’s policy is to generally vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.
Recycling
General Recommendation
DWS’s policy is to generally vote for proposals to report on an existing recycling program or adopt a new recycling program, taking into account:
•
The nature of the company’s business;
•
The current level of disclosure of the company's existing related programs;
•
The timetable and methods of program implementation prescribed by the proposal;
•
The company’s ability to address the issues raised in the proposal; and
•
How the company's recycling programs compare to similar programs of its industry peers.
Sustainability Reporting
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, considering whether:
•
The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
•
The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Water Issues
General Recommendation
DWS’s policy is to generally vote for proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:
•
The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
•
Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
•
The potential financial impact or risk to the company associated with water-related concerns or issues; and

•
Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
General Corporate Issues
Charitable Contributions
General Recommendation
DWS’s policy is to generally vote against proposals restricting a company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.
Data Security, Privacy, and Internet Issues
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:
•
The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
•
Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
•
The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
•
Applicable market-specific laws or regulations that may be imposed on the company; and
•
Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
General Recommendation
DWS’s policy is to generally vote for proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
•
The scope and prescriptive nature of the proposal;
•
The company’s current level of disclosure regarding its environmental and social performance and governance;
•
The degree to which the board or compensation committee already discloses information on whether it has considered related environmental or social criteria; and
•
Whether the company has significant controversies or regulatory violations regarding social and/or environmental issues.
Tax Transparency
DWS will generally vote for shareholder proposals requesting a company to disclose tax transparency and country-by-country reporting in alignment with internationally accepted frameworks.

Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
General Recommendation
DWS’s policy is to generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies, taking into consideration:
•
Whether such information is publicly disclosed;
•
Whether the company is lagging industry peers; and
•
Whether there are recent, significant company controversies, fines or litigation regarding human rights at the company or its suppliers.
DWS’s policy is to generally vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•
The scope of the request;
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Deviation from industry sector peer company standards and practices;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
The scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse; and
•
Recent significant company controversies, fines, or litigation regarding human rights at the company or its suppliers.
DWS’s policy is to generally vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:
•
The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
•
The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
•
Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
•
Whether the proposal is unduly burdensome or overly prescriptive.
Mandatory Arbitration
General Recommendation

DWS’s policy is to generally vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:
•
The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
•
The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.
Operations in High Risk Markets
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:
•
The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•
Current disclosure of applicable risk assessment(s) and risk management procedures;
•
Compliance with U.S. sanctions and laws;
•
Consideration of other international policies, standards, and laws; and
•
Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.
Outsourcing/Offshoring
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:
•
Controversies surrounding operations in the relevant market(s);
•
The value of the requested report to shareholders;
•
The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•
The company’s existing human rights standards relative to industry peers.
Sexual Harassment
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•
The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
•
The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.
Weapons and Military Sales
General Recommendation
DWS’s policy is to generally vote against reports on foreign military sales or offsets, taking into account when such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a report on the renouncement of future landmine production.
DWS’s policy is to generally vote against shareholder proposals requesting a report on the involvement, policies, and procedures related to depleted uranium and nuclear weapons.
DWS’s policy is to generally vote against proposals that call for outright restrictions on foreign military sales.
DWS’s policy is to generally vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production related contract bids, awards and execution.
Political Activities
Lobbying
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
•
The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•
The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•
Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
General Recommendation
DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
•
The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•
The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions;
•
The company’s disclosure of its direct corporate political contributions; and
•
Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
DWS’s policy is to generally vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
DWS’s policy is to generally vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Political Expenditures and Lobbying Congruency
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, DWS will consider whether:
•
The company's policies, management, board oversight, governance processes and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;
•
The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;
•
Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and
•
Recent significant controversies related to the company’s direct and indirect lobbying, political contributions or political activities.
DWS’s policy is to generally vote against proposals requesting comparison of a company’s political spending to objectives that can mitigate material risk for the company, such as limiting global warming.
Political Ties
General Recommendation
DWS’s policy is to generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, considering whether:
•
There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

DWS’s policy is to generally vote against shareholder proposals calling for the disclosure of prior government service of the company’s key executives and whether such service had a bearing on the business of the company.
REGISTERED INVESTMENT COMPANY PROXIES
Election of Directors
General Recommendation
DWS’s policy is to generally vote case-by-case on the election of directors and trustees.
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
General Recommendation
For closed-end management investment companies (CEFs), DWS’s policy is to generally vote on a case-by-case basis for nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition Statute, nor submitted a by-law amendment to a shareholder vote.
Converting Closed-end Fund to Open-end Fund
General Recommendation
DWS’s policy is to generally vote case-by-case on conversion proposals, considering the following factors:
•
Past performance as a closed-end fund;
•
Market in which the fund invests;
•
Measures taken by the board to address the discount; and
•
Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
General Recommendation
DWS’s policy is to generally vote case-by-case on proxy contests, considering the following factors:
•
Past performance relative to its peers;
•
Market in which the fund invests;
•
Measures taken by the board to address the issues;
•
Past shareholder activism, board activity, and votes on related proposals;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors;
•
Experience and skills of director candidates;
•
Governance profile of the company; and

•
Evidence of management entrenchment.
Investment Advisory Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on investment advisory agreements, considering the following factors:
•
Proposed and current fee schedules;
•
Fund category/investment objective;
•
Performance benchmarks;
•
Share price performance as compared with peers;
•
Resulting fees relative to peers; and
•
Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
General Recommendation
DWS’s policy is to generally vote case-by-case on the establishment of new classes or series of shares.
Preferred Stock Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
•
Stated specific financing purpose;
•
Possible dilution for common shares; and
•
Whether the shares can be used for antitakeover purposes.
1940 Act Policies
General Recommendation
DWS’s policy is to generally vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
•
Potential competitiveness;
•
Regulatory developments;
•
Current and potential returns; and
•
Current and potential risk.
DWS’s policy is to generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•
The fund's target investments;
•
The reasons given by the fund for the change; and
•
The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on name change proposals, considering the following factors:
•
Political/economic changes in the target market;
•
Consolidation in the target market; and
•
Current asset composition.
Change in Fund's Subclassification
General Recommendation
DWS’s policy is to generally vote case-by-case on changes in a fund's sub-classification, considering the following factors:
•
Potential competitiveness;
•
Current and potential returns;
•
Risk of concentration; and
•
Consolidation in target industry.
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
•
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
•
The company has demonstrated responsible past use of share issuances by either:
•
Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
•
Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.
Disposition of Assets/Termination/Liquidation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•
Strategies employed to salvage the company;
•
The fund’s past performance;
•
The terms of the liquidation.
Changes to the Charter Document
General Recommendation
DWS’s policy is to generally vote case-by-case on changes to the charter document, considering the following factors:
•
The degree of change implied by the proposal;
•
The efficiencies that could result;
•
The state of incorporation; and
•
Regulatory standards and implications.
Changing the Domicile of a Fund
General Recommendation
DWS’s policy is to generally vote case-by-case on re-incorporations, considering the following factors:
•
Regulations of both states;
•
Required fundamental policies of both states; and
•
The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
General Recommendation

DWS’s policy is to generally vote case-by-case on proposals authorizing the board to hire or terminate subadvisors without shareholder approval if the investment advisor currently employs only one subadvisor.
Distribution Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on distribution agreement proposals, considering the following factors:
•
Fees charged to comparably sized funds with similar objectives;
•
The proposed distributor’s reputation and past performance;
•
The competitiveness of the fund in the industry; and
•
The terms of the agreement.
Master-Feeder Structure
General Recommendation
DWS’s policy is to generally vote case-by-case on the establishment of a master-feeder structure.
Mergers
General Recommendation
DWS’s policy is to generally vote case-by-case on merger proposals, considering the following factors:
•
Resulting fee structure;
•
Performance of both funds;
•
Continuity of management personnel; and
•
Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to terminate the investment advisor, considering the following factors:
•
Performance of the fund’s Net Asset Value (NAV);
•
The fund’s history of shareholder relations; and
•
The performance of other funds under the advisor’s management.
INTERNATIONAL PROXY VOTING
The above guidelines pertain to issuers organized in the United States. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.
Appendix I
Classification of Directors – U.S.
1.
Executive Director
1.1.
Current employee or current officer1 of the company or one of its affiliates2.
2.
Non-Independent Non-Executive Director
Board Identification
2.1.
Director identified as not independent by the board.
Controlling/Significant Shareholder
2.2.
Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Current Employment at Company or Related Company
2.3.
Non-officer employee of the firm (including employee representatives).
2.4.
Officer1, former officer, or general or limited partner of a joint venture or partnership with the company.
Former Employment
2.5.
Former CEO of the company.3, 4
2.6.
Former non-CEO officer1 of the company or an affiliate2 within the past five years.
2.7.
Former officer1 of an acquired company within the past five years.4
2.8.
Officer1 of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.
Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim officer’s employment agreement will be made.5
Family Members
2.10.
Immediate family member6 of a current or former officer1 of the company or its affiliates2 within the last five years.

2.11.
Immediate family member6 of a current employee of company or its affiliates2 where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
Professional, Transactional, and Charitable Relationships
Director who (or whose immediate family member6) currently provides professional services7 in excess of the $10,000 per year to the company, an affiliate2 or an individual officer of the company or
2.12.
(an affiliate; or who is (or whose immediate family member6 is) a partner, employee or controlling shareholder of, an organization which provides services.
Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2.
2.13.
; or who is (or whose immediate family member6 is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship8 (excluding investments in the company through a private placement).
2.14.
Director who (or whose immediate family member6) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments8 from the company or its affiliates2.
Other Relationships
2.15.
Party to a voting agreement9 to vote in line with management on proposals being brought to shareholder vote.
2.16.
Has (or an immediate family member6 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.10
2.17.
Founder11 of the company but not currently an employee.
2.18.
Director with pay comparable to Named Executive Officers.
2.19.
Any material12 relationship with the company.
3.
Independent Director
3.1.
No material12 connection to the company other than a board seat.

Footnotes:
1 The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g., corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.
2 “Affiliate” includes a subsidiary, sibling company, or parent company. 50 percent control ownership is used by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.
3 Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4 When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, DWS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
5 ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. DWS will also consider if a formal search process was under way for a full-time officer at the time.
6 “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
7 Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
8 A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, DWS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
9 Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
10 Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
11 The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, DWS may deem him or her an Independent Director.
12 For purposes of DWS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

DEUTSCHE DWS MARKET TRUST
PART C. OTHER INFORMATION
Item 28.	Exhibits
(a)		Second Amended and Restated Declaration of Trust dated October 28, 2026. (To be filed by amendment.)
(b)		Amended and Restated Bylaws dated December 1, 2015. (Incorporated by reference to Post-Effective Amendment No. 128 to the Registration Statement, as filed on November 30, 2015.)
(c)	(1)
Instruments defining the rights of shareholders, including the relevant portions of the Second Amended and
Restated Declaration of Trust, dated October 28, 2026 (see Section 5.2). Referenced in exhibit (a) to this
Item, above.

	(2)
Instruments defining the rights of shareholders, including the relevant portions of the Amended and
Restated Bylaws, dated December 1, 2015 (see Article 9). Referenced in exhibit (b) to this Item, above.

	(3)	Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 49 to the Registra- tion Statement, as filed on January 30, 1996.)
(d)	(1)
Amended and Restated Investment Management Agreement between the Registrant, on behalf of DWS Bal-
anced Fund (now known as DWS Global Income Builder Fund), and Deutsche Investment Management
Americas Inc. (now known as DWS Investment Management Americas, Inc.) (dated May 1, 2008). (Incor-
porated by reference to Post-Effective Amendment No. 113 to the Registration Statement, as filed on
March 31, 2014.)

	(2)
Amended and Restated Investment Management Agreement between the Registrant, on behalf of DWS
RREEF Real Assets Fund (dated April 26, 2016, as amended November 20, 2017, October 1, 2021, and
October 1, 2022), and DWS Investment Management Americas, Inc.; and between the Registrant, on behalf of DWS RREEF Completion Fund I (dated December 18, 2024) and DWS Investment Management Ameri-
cas, Inc. (Incorporated by reference to Post-Effective Amendment No. 170 to the Registration Statement, as
filed on December 17, 2024.)

	(3)
Investment Management Agreement between the Registrant, on behalf of Xtrackers Active Science & Tech-
nology Select ETF, Xtrackers Active Enhanced Core Equity ETF, Xtrackers Active Systematic Global Small
Cap ETF, and Xtrackers Active Short Duration Income ETF, and DWS Investment Management Americas,
Inc. (dated ______ ). (To be filed by amendment.)

	(4)
Amended and Restated Investment Advisory Agreement between DWS Investment Management Americas,
Inc. and Cayman Real Assets Fund LLC, a wholly-owned subsidiary of DWS RREEF Real Assets Fund, dated April 1, 2026. (Incorporated by reference to Post-Effective Amendment No. 174 to the Registration
Statement, as filed on July 27, 2026.)

	(5)
Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. (now known as DWS
Investment Management Americas, Inc.) and RREEF America L.L.C., relating to Deutsche Real Assets
Fund (now known as DWS RREEF Real Assets Fund), dated April 26, 2016. (Incorporated by reference to
Post-Effective Amendment No. 134 to the Registration Statement, as filed on April 25, 2016.)

	(6)
Sub-Advisory Agreement between DWS Investment Management Americas, Inc. and RREEF America
L.L.C., relating to DWS RREEF Completion Fund I, dated December 18, 2024. (Incorporated by reference to Post-Effective Amendment No. 170 to the Registration Statement, as filed on December 17, 2024.)

	(7)
Amended and Restated Investment Sub-Advisory Agreement between DWS Investment Management
Americas, Inc. and RREEF America L.L.C., with regard to Cayman Real Assets Fund LLC, a wholly-
owned subsidiary of DWS RREEF Real Assets Fund, dated April 1, 2026. (Incorporated by reference to
Post-Effective Amendment No. 174 to the Registration Statement, as filed on July 27, 2026.)

(e)	(1)
Master Distribution Agreement between the Registrant and DWS Investments Distributors, Inc. (now
known as DWS Distributors, Inc.), dated January 13, 2010. (Incorporated by reference to Post-Effective
Amendment No. 76 to the Registration Statement, as filed on February 26, 2010.)

	(2)
Appendix A, as amended December 18, 2024, to the Master Distribution Agreement, dated January 13,
2010. (Incorporated by reference to Post-Effective Amendment No. 170 to the Registration Statement, as
filed on December 17, 2024.)

1

	(3)	Form of Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 165 to the Registration Statement, as filed on February 27, 2023.)
	(4)	[Distribution Agreement, on behalf of the Registrant’s ETFs, dated _______ between the Registrant and _____________.] (To be filed by amendment.)
(f)		Not applicable.
(g)	(1)
Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated
November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 73 to the Registration
Statement, as filed on December 31, 2008.)

	(2)
Amendment, effective as of January 20, 2017, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated November 17, 2008. (Incorporated by reference to Post-
Effective Amendment No. 145 to the Registration Statement, as filed on July 27, 2017.)

	(3)
Amendment, effective as of January 1, 2020, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated November 17, 2008. (Incorporated by reference to Post-
Effective Amendment No. 158 to the Registration Statement, as filed on July 27, 2020.)

	(4)
Amendment, effective as of March 20, 2024, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 17, 2008. (Incorporated by reference to Post-
Effective Amendment No. 171 to the Registration Statement, as filed on February 27, 2025.)

	(5)
Appendix A, effective as of December 18, 2024, to the Master Custodian Agreement between the Regis-
trant and State Street Bank and Trust Company, dated November 17, 2008. (Incorporated by reference to
Post-Effective Amendment No. 171 to the Registration Statement, as filed on February 27, 2025.)

	(6)	[Custody Agreement, on behalf of the Registrant’s ETFs, dated __________, between the Registrant and _______________.] (To be filed by amendment.)
(h)	(1)
Agency Agreement between the Registrant and DWS Scudder Investments Service Company (now known as DWS Service Company), dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment
No. 75 to Registration Statement, as filed on December 31, 2009.)

	(2)
Amendment No. 1 made as of July 13, 2016 to the Agency Agreement dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 138 to the Registration Statement, as filed on November 30,
2016.)

	(3)
Amended and Restated Shareholder Services Agreement for Class A, Class C, and Class R shares between the Registrant and DeAWM Distributors, Inc. (now known as DWS Distributors, Inc.), dated February 12,
2016. (Incorporated by reference to Post-Effective Amendment No. 134 to the Registration Statement, as
filed on April 25, 2016.)

	(4)
Amended and Restated Administrative Services Agreement between the Registrant, on behalf of DWS
Global Income Builder Fund, DWS RREEF Real Assets Fund, and DWS RREEF Completion Fund I, and
DWS Investment Management Americas, Inc., dated as of June 11, 2026. (Portions omitted.) (Incorporated by reference to Post-Effective Amendment No. 174 to the Registration Statement, as filed on July 27,
2026.)

	(5)
Sub-Administration and Sub-Accounting Agreement among State Street Bank and Trust Company and
Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas,
Inc.), Scudder Fund Accounting Corporation, and Investment Company Capital Corp. dated April 1, 2003.
(Portions omitted.) (Incorporated by reference to Post-Effective Amendment No. 126 to the Registration
Statement, as filed on July 29, 2015.)

	(6)
Amendment, effective as of January 20, 2017, to the Sub-Administration and Sub-Accounting Agreement
dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 145 to the Registration
Statement, as filed on July 27, 2017.)

	(7)
Amendment, effective as of June 29, 2018, to the Sub-Administration and Sub-Accounting Agreement
dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 150 to the Registration
Statement, as filed on July 27, 2018.)

2

(8)
Amendment, effective as of January 1, 2020, to the Sub-Administration and Sub-Accounting Agreement,
dated April 1, 2003. (Portions omitted.) (Incorporated by reference to Post-Effective Amendment No. 158 to the Registration Statement, as filed on July 27, 2020.)

(9)
Amendment, effective as of March 20, 2024, to the Sub-Administration and Sub-Accounting Agreement,
dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 171 to the Registration
Statement, as filed on February 27, 2025.)

(10)
Amendment, effective as of June 1, 2024, to the Sub-Administration and Sub-Accounting Agreement, dated
April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 168 to the Registration State-
ment, as filed on July 29, 2024.)

(11)
Schedule A, dated as of December 18, 2024, to the Sub-Administration and Sub-Accounting Agreement
dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 172 to the Registration
Statement, as filed on July 23, 2025.)

(12)
[Administrative Services Agreement between the Registrant, on behalf of the Registrant’s ETFs, and DWS
Investment Management Americas, Inc., dated as of _________.] (Portions omitted.) (To be filed by amendment.)

(13)	[Fund Administration and Accounting Agreement, dated _____, between the Registrant, on behalf of the Registrant’s ETFs, and _______________.] (To be filed by amendment.)
(14)	[Transfer Agency and Service Agreement, dated _____, between the Registrant, on behalf of the Regis- trant’s ETFs, and _______________.] (To be filed by amendment.)
(15)	[Form of Authorized Participation Agreement and amendment thereto.] (To be filed by amendment.)
(16)	[Expense Limitation Agreement for the Registrant’s ETFs, dated _______________, between the Registrant and DWS Investment Americas Inc.] (To be filed by amendment.)
(17)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement among the Registrant, DWS Distributors, Inc. and certain financial intermediaries. (Filed herein.)
(18)
Form of Expense Limitation Agreement, dated October 1, 2007, between the Registrant and Deutsche
Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.)
(Filed herein.)

(19)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II and AdvisorShares Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 162 to the Registration Statement, as filed on February 24, 2022.)

(20)
Fund of Funds Investment Agreement between DBX ETF Trust, Deutsche DWS Asset Allocation Trust, the
Registrant, and Deutsche DWS Variable Series II, dated as of August 23, 2024. (Incorporated by reference to Post-Effective Amendment No. 170 to the Registration Statement, as filed on December 17, 2024.)

(21)
Schedule B, dated as of December 12, 2024, to the Fund of Funds Investment Agreement between DBX
ETF Trust, Deutsche DWS Asset Allocation Trust, the Registrant, and Deutsche DWS Variable Series II,
dated as of August 23, 2024. (Incorporated by reference to Post-Effective Amendment No. 170 to the Reg-
istration Statement, as filed on December 17, 2024.)

(22)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II and IndexIQ ETF Trust, dated January 19, 2022. (Incorporated by reference to
Post-Effective Amendment No. 162 to the Registration Statement, as filed on February 24, 2022.)

(23)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund II,
Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No.
162 to the Registration Statement, as filed on February 24, 2022.)

(24)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc.,
and iShares US ETF Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amend-
ment No. 162 to the Registration Statement, as filed on February 24, 2022.)

3

(25)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II, and ProShares Trust, dated January 19, 2022. (Incorporated by reference to
Post-Effective Amendment No. 162 to the Registration Statement, as filed on February 24, 2022.)

(26)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF
Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 162 to the
Registration Statement, as filed on February 24, 2022.)

(27)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II, and The Select Sector SPDR Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 162 to the Registration Statement, as filed on February 24,
2022.)

(28)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II, SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust, dated
January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 162 to the Registration
Statement, as filed on February 24, 2022.)

(29)
Fund of Funds Investment Agreement among VanEck ETF Trust, Deutsche DWS Asset Allocation Trust, the Registrant, and Deutsche DWS Variable Series II, dated March 19, 2024. (Incorporated by reference to
Post-Effective Amendment No. 168 to the Registration Statement, as filed on July 29, 2024.)

(30)
Schedule B, dated as of February 20, 2026, to the Fund of Funds Investment Agreement among Deutsche
DWS Asset Allocation Trust, the Registrant, Deutsche DWS Variable Series II, and VanEck ETF Trust,
dated March 19, 2024. (Incorporated by reference to Post-Effective Amendment No. 173 to the Registration
Statement, as filed on February 25, 2026.)

(31)
Fund of Funds Investment Agreement among Deutsche DWS Asset Allocation Trust, the Registrant, Deut-
sche DWS Variable Series II, Vanguard Bond Index Funds, Vanguard Charlotte Funds, Vanguard Index
Funds, Vanguard International Equity Index Funds, Vanguard Scottsdale Funds, Vanguard Specialized
Funds, and Vanguard Tax-Managed Funds, dated January 19, 2022, with an amended schedule dated
May 13, 2025. (Incorporated by reference to Post-Effective Amendment No. 172 to the Registration State-
ment, as filed on July 23, 2025.)

(i)	(1)
Legal Opinion and Consent of Counsel for Scudder Total Return Fund (now known as DWS Global
Income Builder Fund). (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration
Statement, as filed on November 30, 2004.)

(2)
Legal Opinion and Consent of Counsel for DWS Alternative Asset Allocation Plus Fund (now known as
DWS RREEF Real Assets Fund). (Incorporated by reference to Post-Effective Amendment No. 83 to the
Registration Statement, as filed on April 29, 2011.)

(3)
Legal Opinion and Consent of Counsel for Class R shares of DWS Alternative Asset Allocation Plus Fund
(now known as DWS RREEF Real Assets Fund). (Incorporated by reference to Post-Effective Amendment
No. 85 to the Registration Statement, as filed on May 26, 2011.)

(4)
Legal Opinion and Consent of Counsel with respect to Class R6 shares of Deutsche Global Income Builder
Fund (now known as DWS Global Income Builder Fund). (Incorporated by reference to Post-Effective
Amendment No. 117 to the Registration Statement, as filed on August 22, 2014.)

(5)
Legal Opinion and Consent of Counsel with respect to Class R6 shares of Deutsche Alternative Asset Allo-
cation Fund (now known as DWS RREEF Real Assets Fund). (Incorporated by reference to Post-Effective
Amendment No. 120 to the Registration Statement, as filed on November 25, 2014.)

	(6)	Legal Opinion and Consent of Counsel for DWS RREEF Completion Fund I. (Incorporated by reference to Post-Effective Amendment No. 170 to the Registration Statement, as filed on December 17, 2024.)
(7)
Legal Opinion and Consent of Counsel for Xtrackers Active Science & Technology Select ETF, Xtrackers
Active Enhanced Core Equity ETF, Xtrackers Active Systematic Global Small Cap ETF, and Xtrackers
Active Short Duration Income ETF. (To be filed by amendment.)

(j)		Not applicable.
(k)		Not applicable.
4

(l)		Not applicable.
(m)	(1)
Rule 12b-1 Plan for Scudder Total Return Fund (now known as DWS Global Income Builder Fund) –
Class A shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 58 to the
Registration Statement, as filed on February 28, 2002.)

	(2)
Amended and Restated Rule 12b-1 Plan for Deutsche Global Income Builder Fund (now known as DWS
Global Income Builder Fund) – Class C shares, dated February 10, 2017. (Incorporated by reference to
Post-Effective Amendment No. 143 to the Registration Statement, as filed on March 15, 2017.)

	(3)
Rule 12b-1 Plan for DWS Alternative Asset Allocation Plus Fund (now known as DWS RREEF Real
Assets Fund) – Class A shares, dated April 29, 2011. (Incorporated by reference to Post-Effective Amend-
ment No. 82 to the Registration Statement, as filed on April 29, 2011.)

	(4)
Amended and Restated Rule 12b-1 Plan for Deutsche Real Assets Fund (now known as DWS RREEF Real
Assets Fund) – Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective
Amendment No. 143 to the Registration Statement, as filed on March 15, 2017.)

	(5)
Amended and Restated Rule 12b-1 Plan for Deutsche Real Assets Fund (now known as DWS RREEF Real
Assets Fund) – Class R shares, dated February 10, 2017. (Incorporated by reference to Post-Effective
Amendment No. 143 to the Registration Statement, as filed on March 15, 2017.)

	(6)	[Form of Rule 12b-1 Plan for the Registrant’s ETFs.] (To be filed by amendment.)
(n)
Amended and Restated Multi-Distribution System Plan, pursuant to Rule 18f-3, dated September 30, 2022.
(Incorporated by reference to Post-Effective Amendment No. 165 to the Registration Statement, as filed on
February 27, 2023.)

(o)		Reserved.
(p)	(1)	Code of Ethics – DWS Group (U.S. Registered Entities), dated August 31, 2025. (Incorporated by reference to Post-Effective Amendment No. 174 to the Registration Statement, as filed on July 27, 2026.)
	(2)	DWS Funds and Germany Funds Code of Ethics, dated April 2026. (Incorporated by reference to Post- Effective Amendment No. 174 to the Registration Statement, as filed on July 27, 2026.)
Item 29. Persons Controlled by or under Common Control with the Fund
DWS RREEF Real Assets Fund wholly owns and controls Cayman Real Assets Fund LLC (“Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements are included on a consolidated basis in the DWS RREEF Real Assets Fund’s annual and semi-annual financial statements.
Item 30. Indemnification
Article IV of the Registrant’s Second Amended and Restated Declaration of Trust (which is referenced in Exhibit (a) to Item 28, above) (the “Declaration of Trust”) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and its own terms, said Article of the Declaration of Trust does not protect the Registrant’s officers and trustees against any liability to the Registrant or its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Each of the trustees who is not an “interested person” (as defined under the 1940 Act) of the Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with the Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Non-interested Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendments of the Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the 1940 Act, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
5

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.
Item 31.
Business and Other Connections of Investment Advisor
During the last two fiscal years, no director or officer of DWS Investment Management Americas, Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.
Item 32.
Principal Underwriters for the Registrant’s Mutual Funds
(a)
DWS Distributors, Inc. acts as principal underwriter of the Registrant’s shares and acts as principal underwriter for registered open-end management investment companies and other funds managed by DWS Investment Management Americas, Inc.
(b)
Information on the officers and directors of DWS Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

(1) DWS Distributors, Inc. Name and Principal Business Address	(2) Positions and Offices with DWS Distributors, Inc.	(3) Positions and Offices with Registrant
Brian O’Connell 222 South Riverside Plaza Chicago, IL 60606-5808	Director, Chair of the Board, President, and Chief Executive Officer	None
Kevin Abbott 222 South Riverside Plaza Chicago, IL 60606-5808	Director and Chief Operating Officer	None
John Shields 101 California Street San Francisco, CA 94111-5802	Director and Vice President	None
Michelle Reuter 222 South Riverside Plaza Chicago, IL 60606-5808	Vice President	None
Rheeza Ramos 875 Third Avenue New York, NY 10022-6225	Chief Financial Officer and Treasurer	None
6

(1) DWS Distributors, Inc. Name and Principal Business Address	(2) Positions and Offices with DWS Distributors, Inc.	(3) Positions and Offices with Registrant
Nicole Chelel 875 Third Avenue New York, NY 10022-6225	Chief Compliance Officer	None
Kevin Murphy 875 Third Avenue New York, NY 10022-6225	Deputy Chief Compliance Officer	None
Christian Rijs 875 Third Avenue New York, NY 10022-6225	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
Rich Kircher 875 Third Avenue New York, NY 10022-6225	Deputy Anti-Money Laundering Compliance Officer	Deputy Anti-Money Laundering Compliance Officer
Maci Joplin 5201 Gate Parkway Jacksonville, FL 32256-7284	Secretary	None
Ciara Crawford 875 Third Avenue New York, NY 10022-6225	Assistant Secretary	Assistant Secretary
Item 32.Principal Underwriters for the Registrant’s ETFs
(a)
________________ acts as the distributor for the Registrant’s ETFs and the following investment companies:
[To be filed by amendment]
(b)
To the best of Registrant’s knowledge, the directors and executive officers of _____________, are as follows:
Name	Position with Underwriter	Positions with Fund
[To be filed by amendment]

7

Name	Position with Underwriter	Positions with Fund

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is __________.
** The principal business address for ___________ is _________________.
*** The principal business address for __________ is _________________.
^ The principal business address for ___________ is _________________.
^^ The principal business address for___________ is _________________.
(c) Not applicable.
Item 33. Location of Accounts and Records for the Registrant’s Mutual Funds
The accounts and records of the Registrant’s mutual funds are located, in whole or in part, at the office of the Registrant and the following locations:
Advisor and Administrator (Accounting Agent, as applicable)	DWS Investment Management Americas, Inc. 875 Third Avenue New York, NY 10022-6225
DWS Investment Management Americas, Inc. 100 Summer Street Boston, MA 02110-2146
DWS Investment Management Americas, Inc. 5201 Gate Parkway Jacksonville, FL 32256-7284
Subadvisor (see the Statement of Additional Information – Part I, “Subadvisor” for applicable fund(s))	RREEF America L.L.C. 222 South Riverside Plaza Chicago, IL 60606-5808
Custodian and Sub-Administrator (Sub-Accounting Agent, as applicable)	State Street Bank and Trust Company State Street Financial Center One Congress Street, Suite 1 Boston, MA 02114-2016
Sub-Transfer Agent	SS&C GIDS, Inc. 333 West 11th Street Kansas City, MO 64105-1628
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808
Storage Vendor	Iron Mountain Incorporated 12646 NW 115th Avenue Medley, FL 33178-3179
Item 33. Location of Accounts and Records of the Registrant’s ETFs
The accounts and records of the Registrant’s ETFs are located, in whole or in part, at the office of the Registrant and the following locations:
[To be filed by amendment]

8

Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.
9

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 29th day of October 2026.
Deutsche DWS Market Trust
By: /s/ Hepsen Uzcan

Hepsen Uzcan*
President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
SIGNATURE	TITLE	DATE
/s/ Hepsen Uzcan	President	October 29, 2026
Hepsen Uzcan*
/s/ Diane Kenneally	Chief Financial Officer and Treasurer	October 29, 2026
Diane Kenneally
/s/ Jennifer S. Conrad	Trustee	October 29, 2026
Jennifer S. Conrad*
/s/ Mary Schmid Daugherty	Trustee	October 29, 2026
Mary Schmid Daugherty*
/s/ Keith R. Fox	Chairperson and Trustee	October 29, 2026
Keith R. Fox*
/s/ Chad D. Perry	Trustee	October 29, 2026
Chad D. Perry*
/s/ Rebecca W. Rimel	Trustee	October 29, 2026
Rebecca W. Rimel*
/s/ Catherine Schrand	Trustee	October 29, 2026
Catherine Schrand*

*By: /s/ Caroline Pearson

Caroline Pearson**
Chief Legal Officer
**
Attorney-in-fact pursuant to the powers of attorney that are incorporated herein by reference to Post-Effective Amendment No. 150, as filed on July 27, 2018 to the Registration Statement and incorporated herein by reference to Post-Effective Amendment No. 170, as filed on December 17, 2024 to the Registration Statement.
1

DEUTSCHE DWS MARKET TRUST
EXHIBIT INDEX
(h)(17)
(h)(18)